     As filed with the Securities and Exchange Commission on June 27, 1997.


                                                    Registration Nos. 33-40771
                                                                      811-5502
==============================================================================

                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                ----------------------

                                       FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       /   /

         Pre-Effective Amendment No. _______                  /   /


         Post-Effective Amendment No.  11                     / X /


                                        and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT

                                       OF 1940                /   /


         Amendment No.  17                                    / X /

                          COMSTOCK PARTNERS FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)
                                 993 Lenox Drive
                                    Suite 106
                             Lawrenceville, NJ 08648
                    (Address of Principal Executive Offices)


       Registrant's Telephone Number, including Area Code: (609) 896-2960


                               ROBERT C. RINGSTAD
                          COMSTOCK PARTNERS FUNDS, INC.
                                 993 Lenox Drive
                                    Suite 106
                             Lawrenceville, NJ 08648
                     (Name and Address of Agent for Service)


                                   Copies to:

                              Robert M. Kaner, Esq.
                              Simpson Thacher & Bartlett
                              425 Lexington Avenue
                              New York, NY  10017

                                ----------------------

Approximate Date of Proposed Public Offering: As soon as practicable after this Post-Effective Amendment becomes effective.

                                ----------------------

It is proposed that this filing will become effective:

_____  immediately upon filing pursuant to Rule 485(b)

_____  on ____________________ pursuant to Rule 485(b)

__X__  60 days after filing pursuant to Rule 485(a)(i)

_____  on _____________________ pursuant to Rule 485(a)(i)

_____  75 days after filing pursuant to Rule 485(a)(ii) on

_____  on _______________ pursuant to Rule 485(a)(ii)

                  If appropriate, check the following box: / / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                  The Registrant has previously registered under the Securities Act of 1933 an indefinite number of its shares of Capital Stock, $.001 par value per share, of all series then existing or thereafter created pursuant to Rule 24f-2 under the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for its fiscal year ending April 30, 1997 is being filed on June 27, 1997.

                         --------------------------------

                      CALCULATION OF REGISTRATION FEE UNDER
                           THE SECURITIES ACT OF 1993 1

----------------------------------------------------------------------------------------------------------------
Title of                      Additional          Proposed Maximum        Proposed Maximum         Amount of
Securities                    Amount Being        Offering Price Per      Aggregate Offering       Registration
Being Registered              Registered 2        Unit 3                  Price 4                  Fee
----------------------------------------------------------------------------------------------------------------
Capital Stock (par
value $.001 per share)       __________ shares          $ 8.56                  $_______               $100
----------------------------------------------------------------------------------------------------------------

------------------
1 The shares being registered as set forth in this table are in addition to the indefinite number of shares of Capital Stock of Comstock Partners Funds, Inc. (The "Registrant"), which Registrant has registered under the Securities Act of 1933, as amended (the "1933 Act"), pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended (the "1940 Act"). The Registrant's Rule 24f-2 Notice for its fiscal year ended April 30, 1996 was filed on June 27, 1997.

2 The Registrant has previously registered 46,595,872 shares of Capital Stock pursuant to Rule 24e-2 under the 1940 Act.

3 Based on the net asset value of the Comstock Partners Strategy Fund's Class A shares of $8.56 on August 26, 1996 pursuant to Rule 457 under the 1933 Act and Rule 24e-2(a) under the 1940 Act.

4 In response to Rule 24e-2(b) under the 1940 Act: (1) the calculation of the maximum aggregate offering price is made pursuant to Rule 24e-2; (2) 13,495,721 shares of Capital Stock were redeemed by the Fund during the fiscal year ended April 30, 1996; (3) 0 shares are being used for reductions pursuant to Rule 24f-2 during the current fiscal year; and (4) __________ shares are being used for reduction in this amendment pursuant to Rule 24e-2(a).

                          COMSTOCK PARTNERS FUNDS, INC.

                       Registration Statement on Form N-1A

                              CROSS REFERENCE SHEET
                             Pursuant to Rule 495(a)
                        under the Securities Act of 1933

N-1A Item No.              Location                                        Prospectus Caption
-------------              --------                                        ------------------
Part A

Item 1.                    Cover Page                                      Cover Page

Item 2.                    Synopsis                                        The Funds' Expenses

Item 3.                    Condensed Financial
                           Information                                     Financial Highlights; Certain
                                                                           Information Regarding Performance

Item 4.                    General Description of
                           Registrant                                      Summary; The Company; Investment
                                                                           Objective and Policies;

                                                                           Investment Restrictions; Risk
                                                                           Factors; Management Arrangements;
                                                                           Organization and Capital Stock

Item 5.                    Management of the Fund                          Summary; Management Arrangements

Item 5A.                   Management's Discussion of
                           Performance                                     Not Applicable

Item 6.                    Capital Stock and Other
                           Securities                                      Summary; Dividends, Distributions and
                                                                           Taxes; Organization and Capital
                                                                           Stock; Additional Shareholder
                                                                           Services

Item 7.                    Purchase of Securities
                           Being Offered                                   Summary; Purchase of Fund Shares;
                                                                           Additional Shareholder Services;
                                                                           Service and Distribution Plans;
                                                                           Dividends, Distributions and Taxes

Item 8.                    Redemption or Repurchase                        Summary; Dividends, Distributions and
                                                                           Taxes; Purchase and Redemption of
                                                                           Shares

Item 9.                    Pending Legal Proceedings                       Not Applicable

Statement of               Location                                        Caption
Additional
Information
Part B

Item 10.                   Cover Page                                      Cover Page

Item 11.                   Table of Contents Table of Contents

Item 12.                   General Information and
                           History                                         Not applicable.

Item 13.                   Investment Objectives and
                           Policies                                        Additional Information Concerning
                                                                           Portfolio Activities; Investment
                                                                           Restrictions

Item 14.                   Management of the Fund                          Management Arrangements

Item 15.                   Control Persons and
                           Principal Holders
                           of Securities                                   Management Arrangements

Item 16.                   Investment Advisory and
                           Other Services                                  Management Arrangements; Shareholder
                                                                           Services; Service and
                                                                           Distribution Plans; Custodian;
                                                                           Transfer Agent and Dividend
                                                                           Disbursing Agent; Experts

Item 17.                   Brokerage Allocation and
                           Other Practices                                 Portfolio Transactions

Item 18.                   Capital Stock and Other
                           Securities                                      Capital Stock; Service and
                                                                           Distribution Plans

Item 19.                   Purchase, Redemption and
                           Pricing of Securities
                           Being Offered                                   Purchase of Fund Shares; Redemption of
                                                                           Fund Shares; Shareholder
                                                                           Services; Net Asset Value

Item 20.                   Tax Status                                      Additional Information Concerning Taxes

Item 21.                   Underwriters                                    Purchase of Fund Shares;
                                                                           Shareholder Services;
                                                                           Service and Distribution Plans

Item 22.                   Calculation of Performance
                           Data                                            Performance Information

Item 23.                   Financial Statements                            Financial Statements


Part C

         Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Registration Statement.

                        COMSTOCK PARTNERS FUNDS, INC.
                       COMSTOCK PARTNERS STRATEGY FUND
                    COMSTOCK PARTNERS CAPITAL VALUE FUND


      PROSPECTUS                                 AUGUST    , 1997


    COMSTOCK PARTNERS FUNDS, INC. (the "Company") is an open-end, management investment company offering shares in two separate portfolios: Comstock Partners Strategy Fund (the "Strategy Fund") and Comstock Partners Capital Value Fund (the "Capital Value Fund"). This prospectus describes these portfolios (each, a "Fund" and collectively, the "Funds"), each having its own investment objective and policies.

    COMSTOCK PARTNERS STRATEGY FUND'S investment objective is to maximize total return, consisting of capital appreciation and current income, over the long-term investment horizon by investing primarily in a portfolio of debt securities. The Strategy Fund is classified as a non-diversified portfolio.

    COMSTOCK PARTNERS CAPITAL VALUE FUND'S investment objective is to maximize total return, consisting of capital appreciation and current income. The Fund invests in a wide range of equity and debt securities and money market instruments. The Capital Value Fund is classified as a diversified portfolio.

    There can be no assurance that the Funds will achieve their investment objectives. See "Investment Objectives and Policies."

    Comstock Partners, Inc. serves as the investment adviser (the "Investment Adviser") to each Fund.

    By this Prospectus, the Company is offering two classes of shares of the Strategy Fund (Class A and Class C), and four classes of shares of the Capital Value Fund (Class A, Class B, Class C and Class R). Class O shares of the Strategy Fund are no longer issued by the Company except in connection with the reinvestment of dividends on outstanding Class O shares of the Strategy Fund. See "Alternative Purchase Methods."

    You can purchase or redeem all classes of shares by telephone using the TeleTransfer Privilege. See "Purchase of Fund Shares" and "Redemption of Shares."
                               ------------------


    This Prospectus sets forth concisely the information a prospective investor should know before investing in the Funds. A Statement of Additional Information
dated August   , 1997 (which may be revised from time to time), containing additional information about the Funds (the "Statement of Additional Information"), has been filed with the Securities and Exchange Commission and is hereby incorporated by reference into this Prospectus. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Company. The Statement of Additional Information is available without charge and can be obtained by sending your request in writing to 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling 1-800-554-4611. Other shareholder inquiries with respect to the Funds can be made by calling this number.
                               ------------------


    AN INVESTMENT IN THE FUNDS INVOLVES CERTAIN RISKS, AS DESCRIBED UNDER "RISK FACTORS" IN THE PROSPECTUS SUMMARY AND UNDER "INVESTMENT OBJECTIVES AND POLICIES," WHICH INVESTORS SHOULD CONSIDER CAREFULLY BEFORE INVESTING. INVESTORS ARE ADVISED TO READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. ALL MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
-------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
-------------------------------------------------------------------------

                               PROSPECTUS SUMMARY
THE COMPANY

     The Company is an open-end, management investment company offering shares in two separate portfolios: Comstock Partners Strategy Fund and Comstock Partners Capital Value Fund. See "The Company."

COMSTOCK PARTNERS STRATEGY FUND

     The Strategy Fund's investment objective is to maximize total return over the long-term investment horizon by investing primarily in a portfolio of debt securities. Although at all times the Strategy Fund will invest at least 65% of its total assets in debt securities, the Strategy Fund has the ability to invest in a wide range of securities and instruments, including equity securities and derivatives, and may move in and out of markets quickly and decisively when the Investment Adviser believes that economic conditions warrant. The Strategy Fund will not invest more than 25% of its total assets in debt securities that are not rated at least A or higher by either Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"), or, if not rated, are determined by the Investment Adviser to be of comparable quality. The Strategy Fund will not necessarily invest in securities with the highest current yield permitted by the Strategy Fund's investment policies if the Investment Adviser believes that the differences in yield and the potential for capital gain are not sufficient to justify the greater risks involved. There can be no assurance that the Strategy Fund will achieve its investment objective. See "Investment Objectives and Policies--Comstock Partners Strategy Fund."

COMSTOCK PARTNERS CAPITAL VALUE FUND

     The Capital Value Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Capital Value Fund seeks to achieve its investment objective by following an asset allocation strategy that contemplates shifts, which may be frequent, among a wide range of investments and market sectors. The Investment Adviser will have broad latitude in selecting the class of investments and market sectors in which the Fund will invest. The Capital Value Fund, which is classified as a diversified portfolio, will not be managed as a balanced portfolio and is not required to maintain a portion of its investments in each of the Fund's permitted investment types at all times. The Capital Value Fund will invest in equity securities of domestic and foreign issuers, including common stocks, preferred stocks, convertible securities and warrants; debt securities of domestic and foreign issuers, including bonds, debentures and notes; and domestic and foreign money market instruments. The Capital Value Fund may invest up to 65% of its assets in securities of foreign issuers. There can be no assurance that the Capital Value Fund will achieve its investment objective. See "Investment Objective and Policies--Comstock Partners Capital Value Fund."

INVESTMENT ADVISER

     Comstock Partners, Inc. is each Fund's Investment Adviser and is responsible for the management of each Fund's investment portfolio. The Investment Adviser was formed in October 1986 and has served as the investment adviser to the Strategy Fund since its commencement of operations in May of 1988, and as sub-investment adviser to the predecessor to the Capital Value Fund, Dreyfus Capital Value Fund, Inc., from April 30, 1987 until the Capital Value Fund's commencement of operations on July 25, 1996. The Investment Adviser has also served as sub-investment adviser to Dreyfus Variable Investment Fund--Managed Assets Portfolio since May 21, 1990. In addition, the Investment Adviser provides investment advisory services through discretionary accounts. It is the publisher of the Comstock Investment Strategy Review and the Comstock Investment Strategy Commentary, investment strategy publications furnished to subscribers.

     Under the Investment Advisory Agreement with respect to the Strategy Fund, the Company, on behalf of the Strategy Fund, pays the Investment Adviser an annual fee computed daily and paid monthly at the rate of .60 of 1% of the Strategy Fund's average daily net assets. Under the Investment Advisory Agreement with respect to the Capital Value Fund, the Company, on behalf of the Capital Value Fund, pays the Investment Adviser an annual fee computed daily and paid monthly at the following annual rates: .40 of 1% of the first $300 million of the Capital Value Fund's average daily net assets, .45 of 1% of the Capital Value Fund's average daily net assets between $300 million and $750 million, .50 of 1% of the Capital Value Fund's average daily net assets between $750 million and $1 billion and .55 of 1% of the Capital Value Fund's average daily net assets in excess of $1 billion. See "Management Arrangements."

SUB-INVESTMENT ADVISER

     The Dreyfus Corporation (the "Sub-Investment Adviser") provides sub-investment advisory services with respect to each Fund. Under the terms of a Sub-Investment Advisory Agreement relating to the Strategy Fund, and a Sub-Investment Advisory and Administration Agreement relating to the Capital Value Fund, the Sub-Investment Adviser manages the short-term cash and cash equivalent investments of the relevant Fund and provides investment research and other advice regarding the relevant Fund's portfolio. The Sub-Investment Adviser also provides general advice regarding economic factors and trends, including statistical and other factual information. In addition, the Sub-Investment Adviser acts as administrator to the Capital Value Fund. For such sub-advisory services relating to the Strategy Fund, at no cost to the Strategy Fund, the Investment Adviser pays the Sub-Investment Adviser a monthly fee at an annual rate of .15% of the Strategy Fund's average daily net assets. For such sub-advisory and administration services relating to the Capital Value Fund, the Sub-Investment Adviser is entitled to receive an annual fee computed daily and paid
                                       3
monthly by the Company, on behalf of the Fund, at the following annual rates:
 .35 of 1% of the first $300 million of the Capital Value Fund's average daily net assets, .30 of 1% of the Capital Value Fund's average daily net assets between $300 million and $750 million, .25 of 1% of the Capital Value Fund's average daily net assets between $750 million and $1 billion and .20 of 1% of the Capital Value Fund's average daily net assets in excess of $1 billion. See "Management Arrangements."

PURCHASE OF SHARES

     The Company offers you two methods of purchasing Strategy Fund shares (Class A and Class C shares) and four methods of purchasing Capital Value Fund shares (Class A, Class B, Class C and Class R shares) so that you may choose the Class of shares of the Strategy Fund or the Capital Value Fund that best suits your needs, given the amount of your purchase, the length of time you expect to hold your shares and any other relevant circumstances. Orders for purchases of Capital Value Fund Class R shares, however, may be placed only for certain eligible investors as described below.

     Class A shares of each Fund are sold at net asset value per share plus a maximum initial sales charge of 4.50% of the public offering price imposed at the time of purchase (which may be reduced or waived for certain purchases). See "Alternative Purchase Methods." These shares are subject to an annual service and distribution fee at the rate of .25 of 1% of the value of the average daily net assets of Class A of the Strategy Fund or the Capital Value Fund, as the case may be. See "Service and Distribution Plans."

     Class B shares of the Capital Value Fund and Class C shares of each Fund are sold at net asset value per share with no initial sales charge at the time of purchase; as a result, the entire purchase price is immediately invested in the Fund whose shares were purchased. Class B shares are subject to a maximum 4% contingent deferred sales charge ("CDSC"), which is assessed only if you redeem those shares within six years of purchase. Class C shares are subject to a 1% CDSC, which is assessed only if you redeem Class C shares within one year of purchase. See "Purchase of Fund Shares" and "Redemption of Shares." Class B and Class C shares also are subject to an annual service fee at the rate of .25 of 1% of the value of the average daily net assets of that Class of the relevant Fund, and an annual distribution fee at the rate of .75 of 1% of the value of the average daily net assets of that Class of the relevant Fund. See "Service and Distribution Plans." The distribution and service fees paid by Class B or Class C of a Fund will cause such Classes to have a higher expense ratio and to pay lower dividends than Class A of the same Fund.

     Approximately six years after the date of purchase, Capital Value Fund Class B shares automatically will convert to Class A shares of the Capital Value Fund, based on the relative net asset values for shares of each such

Class, and will no longer be subject to the Class B service and distribution fees, but will be subject to the Class A service and distribution fee. Capital Value Fund Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted on a pro rata basis together with other Capital Value Fund Class B shares, in the proportion that a shareholder's Capital Value Fund Class B shares converting to Class A shares bears to the total Class B shares of the Capital Value Fund not acquired through the reinvestment of dividends and distributions.

     Class R shares of the Capital Value Fund may not be purchased directly by individuals, although eligible institutions may purchase Class R shares of the Capital Value Fund for certain accounts maintained by individuals. Capital Value Fund Class R shares are sold at net asset value per share only to institutional investors acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity for qualified or non-qualified employee benefit plans, including pension, profit-sharing, SEP-IRAs and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities or state and local governments, but not including IRAs or IRA "Rollover Accounts." Capital Value Fund Class R shares are not subject to an annual service fee or distribution fee.

REDEMPTION OF SHARES

     Each Fund redeems each Class of its shares at its respective next determined net asset value subject, in the case of Class B shares and Class C shares, to any applicable CDSC. The Funds impose no charges (other than any applicable CDSC) when shares are redeemed. Service Agents or other institutions may charge their clients a nominal fee for effecting redemptions of shares of the Funds. See "Redemption of Shares" and "Net Asset Value."

DIVIDENDS AND DISTRIBUTIONS

     The Strategy Fund intends to pay dividends monthly and to distribute substantially all of its net investment income. Net realized capital gains, if any, will be distributed at least annually. The Capital Value Fund ordinarily pay dividends from net investment income and distributes net realized securities gains, if any, once a year. Each Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act. The Capital Value Fund will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired.

     Shareholders of each Fund will receive dividends and distributions on their shares of a Fund in additional shares of the same Class of that Fund (without a sales charge) or may elect to receive all dividends and distributions in cash. See "Dividends, Distributions and Taxes."

RISK FACTORS

     There is no assurance that the Funds will achieve their investment objectives, and investment in the Funds should not be considered a complete investment program. Investors should note that the Funds have the ability to invest in a wide range of securities and instruments, and the Investment Adviser may substantially change the composition of the Fund's investment portfolio from time to time.

     The Strategy Fund will not invest more than 25% of its total assets in debt securities that are not rated at least A or higher by either Moody's or by S&P, or, if not rated, are determined by the Investment Adviser to be of comparable quality. With respect to such 25%, the Strategy Fund may invest in debt securities rated as low as C by Moody's or S&P or, if not rated, determined by the Investment Adviser to be of comparable quality. The Capital Value Fund is not subject to any limit on the percentage of its assets that may be invested in debt securities having a certain rating. Thus, it is possible that a substantial portion of the Capital Value Fund's assets may be invested in debt securities that are unrated or rated in the lowest categories of the recognized rating agency (i.e.securities rated C by Moody's or D by S&P). The Capital Value Fund intends to invest less than 35% of its assets in debt securities rated Ba or lower by Moody's or BB or lower by S&P.

     Securities that are rated below Baa/BBB and comparable unrated securities are commonly referred to as "junk bonds." Normally such securities provide yields superior to those of more highly rated securities, but involve greater risks (including the possibility of default or bankruptcy of the issuer) and are regarded as speculative in nature. The market price and yield of certain lower rated debt securities are more volatile than those of higher rated securities and tend to be more sensitive to economic conditions, including interest rate fluctuations, than are higher rated securities.

     The Strategy Fund may invest without limit, and the Capital Value Fund may invest up to 65% of its assets, in foreign securities, including securities of emerging market issuers. The Funds' investments in foreign and emerging market securities involve certain other considerations and risks not typically associated with investing in domestic securities, including greater price volatility; uncertainties regarding future social, political and economic developments; the possible imposition of foreign withholding or brokerage taxes or exchange controls; risks of seizure or expropriation; the availability of less information than is generally available in the U.S. and a lack of uniform accounting and auditing standards; higher transaction costs and possible delays or problems with settlement; limited liquidity and relatively small market capitalization of securities markets; high rates of inflation and interest; less government supervision of exchanges; brokers and issuers; difficulty in enforcing contractual obligations; and the possible adverse effects of changes in the exchange rates of foreign currencies in which the Funds' investments may be denominated.

     Each of the Funds utilizes certain investment strategies commonly referred to as derivatives, such as trading in futures, options and foreign currencies, for speculative purposes (i.e. to seek to generate additional income or gains) and/or to hedge against either a decline in the value of certain securities owned by the Fund or an increase in the price of securities which the Fund plans to purchase. Derivatives often fluctuate in value more than the securities or other instruments on which they are based, and relatively small changes in the value of the underlying securities or instruments may have significantly larger effects on the value of derivatives held by the Fund. Derivatives may entail the risk of loss of the entire amount invested or, in certain cases, losses in excess of the amount invested. A derivative utilized for hedging purposes may limit the amount of potential gain on the related transaction or may result in greater losses than if the derivative had not been used. See "Investment Objectives and Policies-- Other Investment Policies--Certain Additional Investments and Investment Strategies."

     As a "non-diversified" investment company, the Strategy Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. In addition, each Fund may invest up to 25% of its total assets, measured at the time of investment, in a single industry, subject to certain exceptions. Accordingly, the Funds may be more susceptible to any single economic, political or regulatory occurrence than more widely diversified funds.

     In addition to the instruments and strategies described above, the Funds may invest in a wide range of equity securities as well as participations, stripped mortgage-backed securities, structured investments, and illiquid or restricted securities, and may lend portfolio securities and enter into repurchase agreements, each of which involves certain additional risks. The Capital Value Fund may also, among other things, invest in assignments and forward commitments and may also sell short portfolio securities. For a more complete discussion of the risks associated with an investment in the Funds, see "Investment Objectives and Policies" and "Risk Factors."

                              THE FUNDS' EXPENSES

                        COMSTOCK PARTNERS STRATEGY FUND


     The following expense table is provided to assist investors in understanding the various costs and expenses that an investor will incur either directly or indirectly as a holder of Class A or Class C shares of the Strategy Fund. The amounts listed are based on the Fund's fiscal year ended April 30, 1997.


                                                     CLASS A      CLASS C
                                                     -------      -------
SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Load Imposed on Purchases (as a
     percentage of offering price)...............      4.50%         None
  Maximum Deferred Sales Charge Imposed on
     Redemptions (as a percentage of the amount
     subject to charge)..........................      None*        1.00%
ANNUAL FUND OPERATING EXPENSES
 (as a percentage of average daily net assets)
  Management Fees................................       .60%         .60%
  Administrative Fees............................          %            %
  12b-1 Fees**...................................       .25%        1.00%
  Other Expenses***..............................          %            %
                                                     -------      -------
     Total Fund Operating Expenses...............          %            %
                                                     -------      -------
                                                     -------      -------

EXAMPLE

     You would pay the following expenses on a $1,000 investment assuming a 5% annual return and redemption at the end of each time period:

                                                 CLASS A      CLASS C
                                                 -------      -------
    1 Year...................................     $  59        $  33
    3 Years..................................     $  90        $  71
    5 Years..................................     $ 122        $ 122
    10 Years.................................     $ 214        $ 262

     You would pay the following expenses on a $1,000 investment assuming a 5% annual return and no redemption:

                                                 CLASS A      CLASS C
                                                 -------      -------
    1 Year...................................     $  59        $  23
    3 Years..................................     $  90        $  71
    5 Years..................................     $ 122        $ 122
    10 Years.................................     $ 214        $ 262

------------------------------

  * A contingent deferred sales charge of 1.00% may be assessed on certain redemptions of Class A shares purchased without an initial sales charge as part of an investment of $1 million or more.

 ** Includes service and distribution fees payable pursuant to the Company's
    Class A and Class C Service and Distribution Plans. See "Service and Distribution Plans."

*** "Other Expenses" includes custodial and transfer agency fees, certain shareholder administrative fees, insurance, legal and accounting fees, printing and mailing costs, registration fees, interest expense and dividends on securities sold short, and fees payable to directors who are not affiliated with the Investment Adviser, the Sub-Investment Adviser or the Distributor.

                      COMSTOCK PARTNERS CAPITAL VALUE FUND


     The following expense table is provided to assist investors in understanding the various costs and expenses that an investor will incur either directly or indirectly as a holder of Class A, Class B, Class C and Class R shares of the Capital Value Fund. The amounts listed are based on the fiscal year ended April 30, 1997.


                                         CLASS A    CLASS B    CLASS C    CLASS R
                                         -------    -------    -------    -------
SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Load Imposed on
     Purchases (as a percentage of
     offering price)...................    4.50%       None       None       None
  Maximum Deferred Sales Charge Im-
     posed on Redemptions (as a
     percentage of the amount subject
     to charge)                            None*      4.00%      1.00%       None
ANNUAL FUND OPERATING EXPENSES
 (as a percentage of average daily
 net assets)
  Management Fees......................     .75%       .75%       .75%       .75%
  12b-1 Fees**.........................     .25%      1.00%      1.00%      None
  Other Expenses***....................        %          %          %          %
                                         -------    -------    -------    -------
     Total Fund Operating Expenses.....        %          %          %          %
                                         -------    -------    -------    -------
                                         -------    -------    -------    -------

EXAMPLE

     You would pay the following expenses on a $1,000 investment assuming a 5% annual return and redemption at the end of each time period:

                                     CLASS A    CLASS B    CLASS C    CLASS R
                                     -------    -------    -------    -------
    1 Year.........................   $  61      $  65      $  35      $  15
    3 Years........................   $  96      $ 106      $  76      $  46
    5 Years........................   $ 133      $ 150      $ 130      $  79
    10 Years.......................   $ 236      $ 242+     $ 278      $ 172


     You would pay the following expenses on a $1,000 investment assuming a 5% annual return and no redemption:

                                     CLASS A    CLASS B    CLASS C    CLASS R
                                     -------    -------    -------    -------
    1 Year.........................   $  61      $  25      $  25      $  15
    3 Years........................   $  96      $  76      $  76      $  46
    5 Years........................   $ 133      $ 130      $ 130      $  79
    10 Years.......................   $ 236      $ 242+     $ 278      $ 172


------------------------------

  * A contingent deferred sales charge of 1.00% may be assessed on certain redemptions of Class A shares purchased without an initial sales charge as part of an investment of $1 million or more.

 ** Includes service and distribution fees payable pursuant to the Company's
    Class A, Class B and Class C Service and Distribution Plans. See "Service and Distribution Plans."

*** "Other Expenses" includes custodial and transfer agency fees, certain shareholder administrative fees, insurance, legal and accounting fees,


    printing and mailing costs, registration fees, interest expense and dividends on securities sold short, and fees payable to directors who are not affiliated with the Investment Adviser, the Sub-Investment Adviser or the Distributor.

  + Ten-year figure assumes conversion of Class B shares to Class A shares at end of sixth year following the date of purchase.

                            ------------------------

     The purpose of the foregoing tables is to assist investors in understanding the various costs and expenses that an investor in the Funds will bear, whether directly or indirectly, the payment of which will reduce investors' investment return on an annual basis. The information in the foregoing table does not reflect any fee waivers or expense reimbursement arrangements that may be in effect. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. MOREOVER, WHILE THE EXAMPLES ASSUME A 5% ANNUAL RETURN, EACH FUND'S PERFORMANCE WILL VARY AND MAY RESULT IN A RETURN GREATER OR LESS THAN 5%. For a more complete discussion of the Funds' fees and expenses, see "Management Arrangements" and "Service and Distribution Plans."

     Long-term holders of mutual fund shares which bear Rule 12b-1 fees, such as the Company's Class A, Class B and Class C shares, may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc. Certain Service Agents (as defined below) may charge their clients direct fees for effecting transactions in shares of the Funds; such fees are not reflected in the foregoing tables. See "Management Arrangements," "Purchase of Fund Shares,""Redemption of Shares" and "Service and Distribution Plans."

     The Company understands that banks, brokers, dealers or other financial institutions (including Mellon Bank, N.A., the parent company of the Sub-Investment Adviser, and its affiliates) (collectively, "Service Agents") may charge fees to their clients who are owners of shares of the Funds for various services provided in connection with a client's account. These fees would be in addition to any amounts received by a Service Agent under its Selling Agreement with the Distributor.

                              FINANCIAL HIGHLIGHTS

                        COMSTOCK PARTNERS STRATEGY FUND

     The following per share data and ratios, which should be read in conjunction with the financial statements of the Strategy Fund contained in the Funds' Statement of Additional Information, set forth certain information concerning the investment results for a Class O, Class A or Class C share of the Strategy Fund outstanding throughout the periods presented, as applicable. All outstanding shares of the Fund were denominated Class O shares effective on July 15, 1992. Prior to August 1, 1991, the Company was a closed-end investment company and the Strategy Fund was the sole portfolio. The Company converted to an open-end investment company effective as of August 1, 1991. The data presented for periods prior to August 1, 1991 reflect the Strategy Fund's operations as a closed-end investment company. Past results are not predictive of future results. The financial information in the following table for the year ended April 30, 1996 has been audited by Ernst & Young LLP whose report thereon appears in the Statement of Additional Information. The financial information for each of the seven years in the period ended April 30, 1995 has been audited by Deloitte & Touche LLP, the former independent accountants of the Fund.

                                                 FOR THE YEAR                    FOR THE YEAR            FOR THE YEAR
                                                     ENDED                           ENDED                  ENDED
                                                APRIL 30, 1996                  APRIL 30, 1995          APRIL 30, 1994
                                        -------------------------------       -------------------    --------------------
                                        CLASS O     CLASS A   CLASS C++       CLASS O     CLASS A    CLASS O     CLASS A
                                        --------    -------   ---------       --------    -------    --------    --------
 NET ASSET VALUE, BEGINNING OF
   PERIOD.............................  $   9.10    $  9.10     $9.00         $   9.40    $  9.41    $   9.27    $   9.27
                                        --------    -------   ---------       --------    -------    --------    --------
 INCOME FROM INVESTMENT OPERATIONS
 Investment income--net...............      0.76       .057      .037             0.66       0.52        0.77        0.68
 Realized and unrealized gain (loss)
   on investments, put options
   purchased and foreign currency
   transactions-- net.................     (0.53)     (0.36)    (0.22)           (0.44)     (0.34)       0.15        0.22
                                        --------    -------   ---------       --------    -------    --------    --------
   Total from investment operations...      0.23       0.21      0.15             0.22       0.18        0.92        0.90
                                        --------    -------   ---------       --------    -------    --------    --------
 LESS DIVIDENDS
 Dividends from investment income--
   net................................     (0.55)     (0.53)    (0.38)           (0.52)     (0.49)      (0.77)      (0.74)
 Dividends from realized transaction
   gains..............................        --         --        --               --         --       (0.02)      (0.02)
 Dividends from realized capital
   gains..............................        --         --        --               --         --          --          --
 Total dividends......................     (0.55)     (0.53)    (0.38)           (0.52)     (0.49)      (0.79)      (0.76)
                                        --------    -------   ---------       --------    -------    --------    --------
 NET ASSET VALUE, END OF PERIOD.......  $   8.78    $  8.78     $8.77         $   9.10    $  9.10    $   9.40    $   9.41
                                        --------    -------   ---------       --------    -------    --------    --------
                                        --------    -------   ---------       --------    -------    --------    --------
 Total return(1)......................      2.66%      2.40%     1.96%(3)         2.39%      1.94%      10.13%       9.91%
 RATIOS/SUPPLEMENTARY DATA
 Net assets, end of period (000)......  $224,148    $53,652     $ 317         $329,624    $65,874    $464,937    $ 91,454
 Ratio of expenses to average net
   assets.............................      1.23%      1.48%     2.28%(4)         1.14%      1.46%       1.07%       1.40%
 Ratio of expenses, excluding
   distribution fees, to average net
   assets.............................      1.23%      1.23%     1.28%(4)         1.14%      1.14%       1.07%       1.08%
 Ratio of investment income--net to
   average net assets.................      6.56%      6.33%     5.79%(4)         6.19%      5.83%       7.57%       6.85%
 Portfolio turnover rate..............        96%        96%       96%             100%       100%         31%         31%

                                            FOR THE YEAR         FOR THE YEAR      FOR THE YEAR      FOR THE YEAR
                                               ENDED                ENDED             ENDED             ENDED
                                           APRIL 30, 1993       APRIL 30, 1992    APRIL 30, 1991    APRIL 30, 1990
                                        --------------------    --------------    --------------    --------------
                                        CLASS O     CLASS A+       CLASS O           CLASS O           CLASS O
                                        --------    --------    --------------    --------------    --------------
 NET ASSET VALUE, BEGINNING OF
   PERIOD.............................  $   9.56    $   9.55       $   9.48         $    10.07        $     9.86
                                        --------    --------       --------         ----------        ----------
 INCOME FROM INVESTMENT OPERATIONS
 Investment income--net...............      0.90        0.64           0.80               0.84              0.75
 Realized and unrealized gain (loss)
   on investments, put options
   purchased and foreign currency
   transactions-- net.................     (0.39)      (0.28)          0.08              (0.09)             0.49
                                        --------    --------       --------         ----------        ----------
   Total from investment operations...      0.51        0.36           0.88               0.75              1.24
                                        --------    --------       --------         ----------        ----------
 LESS DIVIDENDS
 Dividends from investment income--
   net................................     (0.75)      (0.64)         (0.76)             (0.84)            (0.77)
 Dividends from realized transaction
   gains..............................     (0.05)         --          (0.04)                --                --
 Dividends from realized capital
   gains..............................        --          --             --              (0.50)            (0.26)
                                        --------    --------       --------         ----------        ----------
 Total dividends......................     (0.80)      (0.64)         (0.80)             (1.34)            (1.03)
                                        --------    --------       --------         ----------        ----------
 NET ASSET VALUE, END OF PERIOD.......  $   9.27    $   9.27       $   9.56         $     9.48        $    10.07
                                        --------    --------       --------         ----------        ----------
                                        --------    --------       --------         ----------        ----------
 Total return(1)......................      5.70%       5.42%(2)       9.59%             8.66%            13.10%
 RATIOS/SUPPLEMENTARY DATA
 Net assets, end of period (000)......  $548,514    $ 23,492       $810,700         $1,200,644        $1,273,600
 Ratio of expenses to average net
   assets.............................      1.06%       1.41%(4)       1.11%             0.93%             0.89%
 Ratio of expenses, excluding
   distribution fees, to average net
   assets.............................      1.06%       1.07%(4)       1.11%             0.93%             0.89%
 Ratio of investment income--net to
   average net assets.................      8.95%       8.74%(4)       8.03%             8.78%             7.16%
 Portfolio turnover rate..............        56%         56%            89%                16%               40%

                                         FOR THE PERIOD
                                          MAY 26, 1988*
                                        TO APRIL 30, 1989
                                        -----------------
                                             CLASS O
                                        -----------------
 NET ASSET VALUE, BEGINNING OF
   PERIOD.............................     $      9.34
                                               -------

 INCOME FROM INVESTMENT OPERATIONS
 Investment income--net...............            0.74
 Realized and unrealized gain (loss)
   on investments, put options
   purchased and foreign currency
   transactions-- net.................            0.47
                                               -------

   Total from investment operations...            1.21
                                               -------

 LESS DIVIDENDS
 Dividends from investment income--
   net................................           (0.67)
 Dividends from realized transaction
   gains..............................              --
 Dividends from realized capital
   gains..............................           (0.02)
                                               -------

 Total dividends......................           (0.69)
                                               -------

 NET ASSET VALUE, END OF PERIOD.......     $      9.86
                                               -------
                                               -------

 Total return(1)......................           13.34%
 RATIOS/SUPPLEMENTARY DATA
 Net assets, end of period (000)......     $ 1,247,023
 Ratio of expenses to average net
   assets.............................            0.89%(4)
 Ratio of expenses, excluding
   distribution fees, to average net
   assets.............................            0.89%(4)
 Ratio of investment income--net to
   average net assets.................            8.20%(4)
 Portfolio turnover rate..............              38%


---------------------------------------------

+       Class A shares were introduced on July 15, 1992.

++      Class C shares were introduced on August 1, 1995.

*       Commencement of operations.

(1)     Total investment returns exclude the effects of sales load and assume reinvestment of dividends and distributions.
        Total investment returns prior to August 1, 1991 reflect performance of the Fund as a closed-end fund (assuming dividend reinvestment pursuant to the Fund's Dividend Reinvestment Plan as then in effect); as an open-end fund the Fund incurs certain additional expenses as a result of the continuous offering and redemption of its shares.

(2)     Total investment return is presented for the year ended April 30, 1993. For the period prior to July 15, 1992, total investment return does not reflect service and distribution fees because such fees were not paid during that period.

(3)     Total investment return is presented for the year ended April 30, 1996. For the period prior to August 1, 1995, total investment return is based upon the total investment return for Class A shares, and does not reflect the greater service and distribution fees and certain other expenses borne by Class C shares.

(4)     Annualized.


                      COMSTOCK PARTNERS CAPITAL VALUE FUND

     The following per share data and ratios, which should be read in conjunction with the financial statements of the Capital Value Fund contained in the Statement of Additional Information, set forth certain information concerning the investment results for a Class A, Class B, Class C or Class R share of the Dreyfus Capital Value Fund, Inc. (the "Dreyfus Capital Value Fund"), the predecessor to the Capital Value Fund, outstanding throughout the periods presented, as applicable. Past results are not predictive of future results. The financial information in the following table for the seven months ended April 30, 1996 and for each of the five years ended September 30, 1995 have been audited by Ernst & Young LLP., whose report thereon is included in the Funds' Statement of Additional Information. The financial information for the period October 10, 1985 (commencement of operations) to September 30, 1990 had previously been audited by Ernst & Young LLP whose report thereon was unqualified.

                                                                           CLASS A SHARES
                                  ------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED SEPTEMBER 30,
                                  ------------------------------------------------------------------------------------------------
                                  1986(1)(2)     1987(1)     1988(1)      1989(1)     1990(1)       1991        1992        1993
                                  ----------     --------    --------     --------    --------    --------    --------    --------
PER SHARE DATA:
 Net asset value, beginning of
   period.......................   $   7.25      $   9.54    $  12.84     $  12.68    $  14.42    $  15.08    $  12.97    $  12.41
INVESTMENT OPERATIONS:
 Investment income--net(4)......        .03           .07         .58          .90         .89         .73         .40         .24
 Net realized and unrealized
   gain (loss) on
   investments(4)...............       2.26          3.59        (.18)        1.60         .61        (.89)       (.39)       (.62)
                                  ----------     --------    --------     --------    --------    --------    --------    --------
    Total from Investment
      Operations................       2.29          3.66         .40         2.50        1.50        (.16)        .01        (.38)
                                  ----------     --------    --------     --------    --------    --------    --------    --------
DISTRIBUTIONS:
 Dividends from investment
   income--net(4)...............         --          (.03)       (.15)        (.76)       (.84)       (.99)       (.57)       (.61)
 Dividends from net realized
   gain on investments(4).......         --          (.33)       (.41)          --          --        (.96)         --          --
                                  ----------     --------    --------     --------    --------    --------    --------    --------
    Total Distributions.........         --          (.36)       (.56)        (.76)       (.84)      (1.95)       (.57)       (.61)
                                  ----------     --------    --------     --------    --------    --------    --------    --------
 Net asset value, end of
   period.......................   $   9.54      $  12.84    $  12.68     $  14.42    $  15.08    $  12.97    $  12.41    $  11.42
                                  ----------     --------    --------     --------    --------    --------    --------    --------
                                  ----------     --------    --------     --------    --------    --------    --------    --------
 Total Investment Return(5).....      31.59%(6)     39.72%       3.29%       20.95%      10.53%       (.70%)      (.02%)     (2.70%)
RATIOS/SUPPLEMENTAL DATA:
 Ratio of operating expenses to
   average net assets...........       1.47%(6)      1.50%       1.24%        1.22%       1.20%       1.19%       1.19%       1.23%
 Ratio of interest expense and
   dividends on securities sold
   short to average net
   assets.......................         --           .15%        .13%         .03%        .26%        .49%        .39%        .45%
 Ratio of net investment income
   to average net assets........        .45%(6)      2.25%       6.08%        6.93%       6.64%       5.58%       2.83%       1.94%
 Decrease reflected in above
   expense ratios due to expense
   reimbursements...............        .84%(6)       .29%         --           --          --          --          --          --
 Portfolio Turnover Rate........     140.99%       102.16%      56.31%       19.46%      62.84%     154.07%     344.29%      41.78%
 Average commission rate
   paid(7)......................         --            --          --           --          --          --          --          --
 Net Assets, end of period
   (000's Omitted)..............   $  9,444      $139,796    $502,442     $607,192    $741,267    $755,450    $537,392    $412,316

                                                                                           CLASS B SHARES
                                                                          -------------------------------------------------

                                                          SEVEN MONTHS        YEAR ENDED SEPTEMBER 30,        SEVEN MONTHS
                                                             ENDED        --------------------------------       ENDED

                                    1994        1995     APRIL 30, 1996   1993(3)        1994       1995     APRIL 30, 1996
                                  --------    --------   --------------   -------      --------    -------   --------------

PER SHARE DATA:
 Net asset value, beginning of
   period.......................  $  11.42    $  11.88      $  10.61      $ 10.58      $  11.32    $ 11.69      $  10.41

INVESTMENT OPERATIONS:
 Investment income--net(4)......       .24         .36           .22          .03           .23        .31           .18

 Net realized and unrealized
   gain (loss) on
   investments(4)...............       .46       (1.37)          .17          .71           .38      (1.38)          .16
                                  --------    --------   --------------   -------      --------    -------   --------------
    Total from Investment
      Operations................       .70       (1.01)          .39          .74           .61      (1.07)          .34
                                  --------    --------   --------------   -------      --------    -------   --------------
DISTRIBUTIONS:
 Dividends from investment
   income--net(4)...............      (.24)       (.26)         (.46)          --          (.24)      (.21)         (.37)

 Dividends from net realized
   gain on investments(4).......        --          --            --           --            --         --            --
                                  --------    --------   --------------   -------      --------    -------   --------------
    Total Distributions.........      (.24)       (.26)         (.46)          --          (.24)      (.21)           --
                                  --------    --------   --------------   -------      --------    -------   --------------
 Net asset value, end of
   period.......................  $  11.88    $  10.61      $  10.54      $ 11.32      $  11.69    $ 10.41      $  10.38
                                  --------    --------   --------------   -------      --------    -------   --------------
                                  --------    --------   --------------   -------      --------    -------   --------------
 Total Investment Return(5).....      6.14%      (8.58%)        3.81%(6)     6.99%(6)      5.35%     (9.27%)        3.36%(6)

RATIOS/SUPPLEMENTAL DATA:
 Ratio of operating expenses to
   average net assets...........      1.21%       1.24%          .75%(6)     1.49%(6)      1.99%      1.99%         1.18%(6)

 Ratio of interest expense and
   dividends on securities sold
   short to average net
   assets.......................       .39%        .45%          .18%(6)      .31%(6)       .40%       .45%          .19%(6)

 Ratio of net investment income
   to average net assets........      2.06%       3.61%         2.13%(6)      .83%(6)      1.39%      2.86%         1.70%(6)

 Decrease reflected in above
   expense ratios due to expense
   reimbursements...............        --          --            --           --            --         --            --

 Portfolio Turnover Rate........     45.57%      54.70%        55.69%(6)    41.78%        45.57%     54.70%        55.69%(6)

 Average commission rate
   paid(7)......................        --          --      $  .0531           --            --         --      $  .0531

 Net Assets, end of period
   (000's Omitted)..............  $402,708    $271,052      $241,472      $30,378      $108,532    $87,847      $ 81,786


------------------

(1) Per share data restated to reflect a 100% stock dividend at the close of business on February 16, 1990.

(2) From October 10, 1985 (commencement of operations) to September 30, 1986.

(3) From January 15, 1993 (commencement of initial offering) to September 30, 1993.

(4) Per share data for 1986 and 1987 has been restated for comparative purposes.

(5) Exclusive of sales load.

(6) Not annualized.

(7) For fiscal years beginning on or after October 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.


                                           CLASS C                          CLASS R
                                ------------------------------   ------------------------------
                                PERIOD ENDED     SEVEN MONTHS    PERIOD ENDED     SEVEN MONTHS
                                SEPTEMBER 30,       ENDED        SEPTEMBER 30,       ENDED
                                   1995(1)      APRIL 30, 1996      1995(1)      APRIL 30, 1996
                                -------------   --------------   -------------   --------------
PER SHARE DATA:
  Net asset value, beginning
    of period.................     $ 10.64          $10.41          $ 10.84          $10.62
                                -------------   --------------   -------------   --------------
INVESTMENT OPERATIONS:
  Investment income--net......         .02             .44              .04             .30
  Net realized and unrealized
    (loss) on investments.....        (.25)           (.12)            (.26)            .09
                                -------------   --------------   -------------   --------------
  Total from Investment
    Operations................        (.23)            .32             (.22)            .39
                                -------------   --------------   -------------   --------------
DISTRIBUTIONS:
  Dividends from investment
    income--net...............          --            (.49)              --            (.48)
                                -------------   --------------   -------------   --------------
  Net asset value, end of
    period....................     $ 10.41          $10.24          $ 10.62          $10.53
                                -------------   --------------   -------------   --------------
                                -------------   --------------   -------------   --------------
  Total Investment Return
    (2).......................       (2.26%)(3)       3.30%(3)        (2.03%)(3)       3.97%(3)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of operating expenses
    to average net assets.....         .26%(3)        1.28%(3)          .14%(3)         .61%(3)
  Ratio of interest expense
    and dividends on
    securities sold short to
    average net assets........         .06%(3)         .18%(3)          .04%(3)         .17%(3)
  Ratio of net investment in-
    come to average net
    assets....................         .23%(3)        1.71%(3)          .38%(3)        2.28%(3)
  Portfolio Turnover Rate.....       54.70%(3)       55.69%(3)        54.70%(3)       55.69%(3)
  Average commission rate
    paid(4)...................          --          $.0531               --          $.0531
  Net Assets, end of period
    (000's omitted)...........     $     1          $3,531          $     1          $    1


------------------------------

(1) From August 22, 1995 (commencement of initial offering) to September 30,
    1995.

(2) Exclusive of sales load.

(3) Not annualized.

(4) For fiscal years beginning on or after October 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.


     Further information with respect to the performance of the Dreyfus Capital Value Fund, the predecessor to the Fund, is contained in the Dreyfus Capital Value Fund's annual report which may be obtained without charge by writing to the address or calling the number set forth on the cover page of this prospectus.

                          ALTERNATIVE PURCHASE METHODS

     Investors are offered two different methods of purchasing shares of the Strategy Fund (Class A and Class C shares) and four different methods of purchasing shares of the Capital Value Fund (Class A, Class B, Class C and Class R shares) so an investor may chose the Class of shares of a Fund that best suits his or her needs, given the amount of purchase, the length of time the investor expects to hold the shares, and any other relevant circumstances. Orders for purchases of Capital Value Fund Class R shares, how-ever, may be placed only for certain eligible investors as described below. Each Strategy Fund share represents an interest in the Strategy Fund, and each Capital Value Fund share represents an interest in the Capital Value Fund, in proportion to its net asset value.

     Class A shares (Strategy Fund and Capital Value Fund). Class A shares of each Fund are sold at net asset value per share plus a maximum initial sales charge of 4.50% of the public offering price imposed at the time of purchase. The initial sales charge may be reduced or waived for certain purchases. See "Purchase of Fund Shares." Class A shares of each Fund are subject to an annual 12b-1 fee at the rate of .25 of 1% of the value of the average daily net assets of Class A of the respective Fund. See "Service and Distribution Plans."

     Class B shares (Capital Value Fund). Class B shares of the Capital Value Fund are sold at net asset value per share with no initial sales charge at the time of purchase; as a result, the entire purchase price is immediately invested in the Capital Value Fund. Class B shares are subject to a maximum 4% CDSC, which is assessed only if you redeem Class B shares within six years of purchase. See "Purchase of Fund Shares" and "Redemption of Shares." These shares are subject to an annual service fee at the rate of .25 of 1% of the value of the average daily net assets of Class B and an annual distribution fee at the rate of .75 of 1% of the value of the average daily net assets of Class B. See "Service and Distribution Plans." The distribution fee paid by Class B shares of the Capital Value Fund will cause such Class to have a higher expense ratio and to pay lower dividends than Class A shares of the Capital Value Fund. Approximately six years after the date of purchase, Capital Value Fund Class B shares automatically will convert to Capital Value Fund Class A shares, based on the relative net asset values for shares of each such Class, and will no longer be subject to the Class B service and distribution fees, but will be subject to the Class A service and distribution fee. Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted on a pro rata basis together with other Class B shares, in the proportion that a shareholder's Class B shares converting to Class A shares bears to the total Class B shares not acquired through the reinvestment of dividends and distributions.

     Class C shares (Strategy Fund and Capital Value Fund). Class C shares of each Fund are sold at net asset value per share, and are subject to a 1% CDSC, which is assessed only if Class C shares are redeemed within one year of purchase. See "Redemption of Shares--Contingent Deferred Sales Charge --Class C shares." Class C shares are subject to an annual distribution fee at the rate of
 .75 of 1% of the value of the average daily net assets of Class C of the respective Fund. Class C shares are also subject to an annual service fee at the rate of .25 of 1% of the value of the average daily net assets of Class C of the respective Fund. Class C shares also bear additional incremental shareholder administrative expenses resulting from the deferred sales charge arrangements. See "The Funds' Expenses" and "Service and Distribution Plans--Class C shares." The fees and expenses paid by Class C will cause such Class to have a higher expense ratio and to pay lower dividends than Class A of the respective Fund.

     Class R shares (Capital Value Fund.) Class R shares of the Capital Value Fund may not be purchased directly by individuals, although eligible institutions may purchase Class R shares for certain accounts maintained by individuals. Class R shares are sold at net asset value per share only to institutional investors acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity for qualified or non-qualified employee benefit plans, including pension, profit-sharing, SEP-IRAs and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities or state and local governments, but not including IRAs or IRA "Rollover Accounts." Class R shares are not subject to an annual service fee or distribution fee.

     The decision as to which Class of shares of the relevant Fund is more beneficial to you depends on the amount and the intended length of your investment. For example (assuming in the case of the Capital Value Fund that you are not eligible to purchase Class R shares), you should consider whether, during the anticipated life of your investment in the applicable Fund, the accumulated distribution fee and CDSC, if any, on Class B (in the case of the Capital Value Fund only) or Class C shares of the Fund would be less than the initial sales charge on Class A shares of the applicable Fund purchased at the same time, and to what extent, if any, such differential would be offset by the return of Class A of the Fund. Additionally, investors qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution fees on Class B (in the case of the Capital Value Fund only) or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Finally, you should consider the effect of the CDSC period and any conversion rights of the Classes in the context of your own investment time frame. For example, while Capital Value Fund Class C shares have a shorter CDSC period than Capital Value Fund Class B shares, Class C shares do not have a conversion feature, and, therefore, are subject to an ongoing distribution fee. Thus, Class B shares of the Capital Value Fund may be more attractive than Class C shares of the Capital Value Fund to investors with longer term investment outlooks. Generally, Class A shares may be more appropriate for investors who invest $100,000 or more in a Fund's shares, but will not be appropriate for investors who invest less than $50,000 in a Fund's shares.

                                  THE COMPANY

     The Company is an open-end, management investment company registered under the 1940 Act and currently consists of two separate portfolios: the Strategy Fund, a non-diversified portfolio, and Capital Value Fund, a diversified portfolio. The Company was incorporated under the laws of the

State of Maryland on March 14, 1988 as Comstock Partners Strategy Fund, Inc., and commenced operations in May of 1988 as a non-diversified, closed-end investment company. The Company converted to an open-end investment company effective as of August 1, 1991. On February 8, 1996, the Company changed its name to Comstock Partners Funds, Inc. and adopted a series fund structure. A series fund is an open-end investment company that has the ability to issue different series of shares representing interests in separate mutual fund portfolios. In that connection, the Strategy Fund, the Company's existing portfolio, became a separate portfolio of the Company and the Capital Value Fund was organized as a new portfolio of the Company. On July 25, 1996, the Capital Value Fund acquired all of the assets, subject to the liabilities (whether contingent or otherwise) of the Dreyfus Capital Value Fund, Inc. in exchange for shares in the Capital Value Fund (the "Reorganization"). The Capital Value Fund commenced operations upon the consummation of the Reorganization.


     The Company's principal office is located at 993 Lenox Drive, Suite 106, Lawrenceville, New Jersey 08648.


                       INVESTMENT OBJECTIVES AND POLICIES

                        COMSTOCK PARTNERS STRATEGY FUND

     The Strategy Fund's investment objective is to maximize total return over the long-term investment horizon by investing primarily in a portfolio of debt securities. The total return on a portfolio of debt securities is a combination of interest income or current yield and the change in the market value of the securities or capital appreciation. There can be no assurance that the Fund's investment objective will be achieved.

     The Investment Adviser believes that there exist three distinct components of risk pertaining to investment in debt securities and the total return available therefrom. Credit risk involves the ability of the issuer of a debt security to make timely payment of principal and interest, and the impairment or perceived impairment of that ability will ordinarily be reflected by a decline in the market value of the debt securities of such issuer. Interest rate risk involves the change in the market value of debt securities that normally occurs as a consequence of changes in the prevailing level of interest rates. In the case of rising interest rates, the market value of debt securities will ordinarily decline; conversely, in the case of declining interest rates, the market value of debt securities will ordinarily rise. In both cases, the degree of decline or rise will be dependent upon the length of maturity of such debt securities, assuming no change in creditworthiness of the issuer. During periods in which interest rates are rising, the total return to shareholders may be diminished by capital losses to the extent that the Strategy Fund is invested in debt securities of longer maturity that are more sensitive to fluctuations in interest rates. During periods in which interest rates are falling, the Fund's total return may be subject to reinvestment rate risk to the extent that the Fund is invested in debt securities of shorter maturities or debt securities containing call provisions that are less price sensitive to fluctuations in interest rates and consequently fail to provide sufficient capital gains to offset the lower rates of income available for the continuing investment of the Fund's assets.

     In implementing its strategy, the Investment Adviser intends to emphasize investments which maximize total return in light of these three risk components. As a result, the Investment Adviser will consider whether particular debt securities contain call provisions or are otherwise subject to prepayment of principal which might force reinvestment at lower interest rate levels. The Investment Adviser will also consider the extent to which changes in the perception of the issuer's creditworthiness may affect the market value of such issuer's debt securities. Additionally, the Investment Adviser will consider the maturity of particular debt securities in light of anticipated interest rate movements.

     In attempting to achieve its total return objective, the Investment Adviser will evaluate the current yield of debt securities as well as the credit, interest rate and reinvestment risks. The Fund will not necessarily invest in securities with the highest current yield permitted by the Fund's investment policies if the Investment Adviser believes that the differences in yield and the potential for capital gain are not sufficient to justify the greater risks involved. The Investment Adviser believes that its investment policies tend to minimize credit and reinvestment risks and, therefore, that the Fund offers investors the potential for total return which exceeds that available through continuous investment in debt securities offering the highest available current yield. There can be no assurance that the Fund will achieve its investment objective.

     Although at all times the Fund will invest at least 65% of its total assets in debt securities, the Fund has the ability to invest in a wide range of securities and instruments, including equity securities and derivatives, and may move in and out of markets quickly and decisively when the Investment Adviser believes that economic conditions warrant. At times deemed appropriate by the Investment Adviser, the Fund may invest up to 35% of its total assets in equity securities of domestic and foreign issuers, for the purposes of enhancing the total return of the Fund's shareholders through the realization of capital gain and/or dividend income. The investment philosophy of the Investment Adviser is based on the premise that all asset classes move in cycles. The Investment Adviser seeks to identify those asset classes which represent value, but have disappointed investors in the past, and looks for signals as to when this trend may reverse. The Investment Adviser also seeks to identify those asset classes that have benefitted investors over the years, but are overvalued and poised for a correction. This strategy allows the Investment Adviser to adjust the composition of the Fund's portfolio to seek the optimal investment allocation to achieve the Fund's investment objective. For further information about certain portfolio securities of the
                                       19

Fund, see "Other Investment Policies--Certain Additional Investments and Investment Strategies" below.


     The Fund's debt securities may include obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. At any time, the Fund may hold a substantial portion of its assets in foreign debt obligations and other foreign securities. Foreign securities in which the Fund may invest may be listed on foreign securities exchanges, traded in the over-the-counter market or privately placed. The Fund may invest in governments of, or companies whose principal activities are in, emerging markets.


     During periods in which the Investment Adviser perceives the possibility of significant risk of loss of shareholders' capital, the maturity structure of the portfolio may be altered so that up to 100% of the Fund's assets are invested in short-term debt obligations, including, but not limited to, United States Treasury bills, commercial paper and bank obligations.

                      COMSTOCK PARTNERS CAPITAL VALUE FUND

     The Capital Value Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Fund seeks to achieve its investment objective by following an asset allocation strategy that contemplates shifts, which may be frequent, among a wide range of investments and market sectors. The Fund will invest in equity securities of domestic and foreign issuers, including common stocks, preferred stocks, convertible securities and warrants; debt securities of domestic and foreign issuers, including bonds, debentures and notes; and domestic and foreign money market instruments. The Fund may invest up to 65% of its assets in securities of foreign issuers. There can be no assurance that the Fund's investment objective will be achieved.

     The Investment Adviser has broad latitude in selecting the class of investments and market sectors in which the Fund will invest. The Fund will not be managed as a balanced portfolio and is not required to maintain a portion of its investments in each of the Fund's permitted investment types at all times. Thus, during the course of a business cycle, for example, the Fund may invest solely in equity securities, debt securities or money market instruments, or in a combination of these classes of investments. The asset allocation mix for the Fund will be determined by the Investment Adviser at any given time in light of its assessment of current economic conditions and investment opportunities. The asset allocation mix selected will be a primary determinant of the Fund's investment performance.

     The Fund generally seeks to invest in securities that the Investment Adviser has determined offer above average potential for total return. In making this determination, the Investment Adviser takes into account factors including price-earnings ratios, cash flow and the relationship of asset value to market value of the securities. The Fund will be alert to companies engaged in restructuring efforts, such as mergers, acquisitions and divestitures of less profitable units.


     The Fund generally invests in United States equity and debt securities, including convertible securities, that are listed on securities exchanges or traded in the over-the-counter market. The Fund typically purchases a debt security if the Investment Adviser believes that the yield and potential for capital appreciation of the security are sufficiently attractive in light of the risks of ownership of the security. Foreign securities in which the Fund may invest may be listed on foreign securities exchanges, traded in the over-the-counter market or privately placed. The Fund may invest in companies whose principal activities are in, or governments of, emerging markets.


     The Fund also may purchase to a limited extent securities representing the right to receive the capital appreciation above a certain amount, and other securities representing the right to receive dividends and all other attributes of beneficial ownership, in respect of an entity's common stock or other similar instrument. These securities typically are sold as shares in unit investment trusts. The percentage of the Fund's assets that may be invested in shares of unit investment trusts is subject to the limitations on investments in other investment companies described below under "Certain Additional Investments and Investment Strategies--Other Investment Companies."

     The money market instruments in which the Fund may invest include: U.S. Government securities; bank obligations, including certificates of deposit, time deposits and bankers' acceptances and other short-term obligations of domestic or foreign banks, domestic savings and loan associations and other banking institutions having total assets in excess of $1 billion; commercial paper of any rating; and repurchase agreements involving U.S. Government securities. The Fund may invest up to 100% of its assets in money market instruments, but at no time will the Fund's investments in bank obligations, including time deposits, exceed 25% of its assets. See "Certain Additional Investments and Investment Strategies" below.

OTHER INVESTMENT POLICIES

     Each Fund's debt securities may include obligations issued or guaranteed by the United States Government, its agencies or instrumentalities (including repurchase agreements secured by such instruments); obligations issued or guaranteed by a foreign government or any of its political subdivisions, agencies or instrumentalities; and obligations (including convertible securities) of domestic and foreign corporations, banks, thrift institutions, savings and loan institutions and finance companies and supranational organizations. Normally, securities that are rated Baa or lower by Moody's or BBB or lower by S&P, commonly referred to as "junk bonds", provide yields superior to those or more highly rated securities, but involve greater risks (including the possibility of default or bankruptcy of the issuers of such securities) and are regarded as speculative in nature. While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher rated securities. In addition, the markets in which securities rated below investment grade and comparable unrated securities are traded are generally more limited than those in which higher-rated securities are traded. Because of risks associated with an investment in securities rated below investment grade and comparable unrated securities, an investment in a Fund should not be considered as a complete investment program and may not be appropriate for all investors. See "Risk Factors" for a discussion of certain risks.

     In determining whether a Fund should invest in particular debt securities, the Investment Adviser considers factors such as: the price, coupon and yield to maturity; its assessment of the credit quality of the issuer; the issuer's available cash flow and the related coverage ratios; the property, if any, securing the obligation; and the terms of the debt securities, including the subordination, default, sinking fund and early redemption provisions. It also will review the ratings, if any, assigned to the securities by Moody's or S&P or other recognized rating agencies. The judgment of the Investment Adviser as to credit quality of a debt security may differ, however, from that suggested by the ratings published by a rating service.

     Certain of the debt securities in which the Funds may invest may be zero coupon or other original issue discount securities which pay no current interest but are purchased at a deep discount from the amount due at maturity. When held to maturity, the entire return, which consists of the amortization of discount, is the difference between the purchase price and the amount due at maturity. See "Certain Additional Investments and Investment Strategies--Zero Coupon Securities and Discount Obligations."

     The Strategy Fund will not invest more than 25% of its total assets in debt securities that are not rated at least A or higher by either Moody's or S&P or, if not rated, are determined by the Investment Adviser to be of comparable quality. With respect to such 25%, the Strategy Fund may invest in debt securities rated as low as C by Moody's or S&P or, if not rated, determined by the Investment Adviser to be of comparable quality. In the event the Strategy Fund has invested in debt securities which are subsequently downgraded to a rating below C by Moody's or S&P, the Investment Adviser will consider such downgrading in determining whether or not the Strategy Fund will dispose of such securities although the Strategy Fund will not be required to dispose of any such securities.

     The Capital Value Fund is not subject to any limit on the percentage of its assets that may be invested in debt securities having a certain rating. Thus, it is possible that a substantial portion of the Capital Value Fund's assets may be invested in debt securities that are unrated or rated in the lowest categories of the recognized rating services (i.e., securities rated C by Moody's or D by S&P). Low-rated and unrated securities have special risks relating to the ability of the Fund to receive timely, or perhaps ultimate, payment of principal and interest. They are considered to have speculative characteristics and to be of poor quality; some obligations in which the Capital Value Fund may invest, such as debt securities rated D by S&P, may be in default. The Capital Value Fund intends to invest less than 35% of its assets in debt securities rated Ba or lower by Moody's and BB or lower by S&P.

     Equity securities in which the Funds may invest include common and preferred stock (including convertible preferred stock), depository receipts, equity interests in trusts, partnerships, joint ventures or similar enterprises and equity warrants and rights. Preferred stock has a preference over common stock in liquidation and generally in dividends as well, but is subordinated to the liabilities of the issuer in all respects. Preferred stock may or may not be convertible into common stock. Equity warrants and rights are securities permitting, but not obligating, their holder to subscribe for other equity securities. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants or rights may be considered speculative.

     The Funds may invest in both United States and foreign debt and equity securities, including securities of emerging market issuers. The Strategy Fund may invest without limitation in any country when consistent with its investment policies, including, where applicable, its credit quality standards. The Capital Value Fund may invest up to 65% of its assets in any foreign country when consistent with the Fund's investment policies, including, where applicable, its credit quality standards. Investing in foreign and emerging market securities involves considerations and certain risks not typically associated with investing in United States securities. See "Risk Factors."

     The Strategy Fund is classified as a "non-diversified" investment company under the 1940 Act, which means the Strategy Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. In addition, each Fund may invest up to 25% of its total assets, measured at the time of investment, in a single industry, subject to certain exceptions. Since a relatively high percentage of the Strategy Fund's assets may be invested in the obligations of a limited number of issuers and each Fund may invest in a limited number of industries, the Funds may be more susceptible to any single economic, political or regulatory occurrence than more widely diversified funds. However, each Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Code, which will relieve the Fund of any liability for federal income taxes to the extent its earnings are distributed to shareholders. See "Dividends, Distributions and Taxes-- Taxes-General." To so qualify, among other requirements, each Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. A Fund's investments in securities of the United States Government, its agencies or instrumentalities are not subject to these limitations.

     In many instances, the Investment Adviser will rely on ratings of debt securities and preferred stock in making its investment decisions. See the Statement of Additional Information for a description of the rating policies of Moody's and S&P. In analyzing unrated debt securities or preferred stock, the Investment Adviser may consider the issuer's experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. The Investment Adviser may also consider relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects.

     Each Fund's investment objective is a fundamental policy that may not be changed without the approval of the holders a majority of that Fund's outstanding voting securities, as defined under "Capital Stock" in the Statement of Additional Information.

CERTAIN ADDITIONAL INVESTMENTS AND INVESTMENT STRATEGIES

     Each of the Funds may also make certain additional investments and employ certain other investment strategies and techniques as set forth below:


     Derivatives Transactions-Options, Futures and Currencies. Each of the Funds is authorized to use certain investment strategies commonly referred to as derivatives, such as trading in options, futures and foreign currencies. A Fund may write covered put and call options on securities and stock indices and purchase put and call options on securities and stock indices for speculative purposes or for the purpose of hedging its portfolio. In addition, through the writing of covered options and the purchase of options and the purchase and sale of stock index futures contracts, interest rate futures contracts and options thereon, a Fund at times may speculate or seek to hedge against either a decline in the value of securities owned by them or an increase in the price of securities which it plans to purchase, provided that with respect to all futures contracts traded by a Fund, the Fund will establish a segregated account consisting of liquid assets in an amount equal to the total market value of such futures contracts less the amount of initial margin on deposit for such contracts. A Fund may also purchase put and call options and write covered put and call options on foreign currencies and enter into exchange-traded contracts for the purchase and sale for future delivery of foreign currencies for speculative purposes or to hedge against declines in the dollar value of foreign portfolio securities and against increases in the dollar value of foreign securities to be acquired. Neither of the Funds is a commodity pool and all futures and related options transactions engaged in by a Fund will constitute bona fide hedging or other permissible transactions in accordance with the Commodity Exchange Act, as amended, and the rules and regulations promulgated by the Commodity Futures Trading Commission; provided, however, that the a Fund may enter into futures contracts or options thereon for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and option would not exceed 5% of the liquidation value of the Fund's portfolio; provided further, that in case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Because the 5% limitation applies only at the time a Fund enters into a futures contract or option thereon, the value of futures contracts and options thereon may be significantly more or less than 5% of the value of the Fund's portfolio. Each Fund may also enter into forward foreign currency exchange contracts ("forward contracts") for speculative purposes or to attempt to minimize the risk to the Fund from adverse changes in the relationship between the United States dollar and foreign currencies. In addition, each Fund may engage in cross-hedging transactions with respect to forward contracts whereby, for example, if the Investment Adviser believes that a foreign currency may suffer a substantial decline against the United States dollar, it may enter into a forward contract to sell an amount of the foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency.

     The Strategy Fund will not enter into a derivatives transaction involving the instruments described in the preceding paragraph for speculative purposes if, immediately after giving effect to such transaction, the amount of the Strategy Fund's net exposure under all such derivatives transactions (i.e. the aggregate amount paid by the Strategy Fund with respect to such transactions, plus any additional payment obligations, contingent or otherwise, of the Strategy Fund with respect to such transactions, after giving effect to any offsetting positions) would exceed 15% of the Strategy Fund's total assets. There is no comparable limitation on the Strategy Fund's ability to enter into derivatives transactions for hedging purposes. The Capital Value Fund will not invest more than 5% of its assets, represented by the premium paid, in the purchase of call and put options. The Capital Value Fund may not write (i.e., sell) covered call and put option contracts in excess of 20% of the value of its net assets at the time such option contracts are written.

     The value of a derivative instrument depends largely upon price movements in the securities or other instruments upon which it is based. Therefore, many of the risks applicable to trading the underlying securities or other instruments are also applicable to derivatives trading. However, there are a number of other risks associated with derivatives trading, including the risk that derivatives often fluctuate in value more than the securities or other instruments upon which they are based. Relatively small changes in the value of the underlying securities or instruments may have significantly larger effects on the value of derivatives held by a Fund. Derivatives may entail the risk of loss of the entire amount invested or, in certain cases, losses in excess of the amount invested. A derivative utilized for hedging purposes may limit the amount of potential gain on the related transaction or may result in greater losses than if the derivative had not been used. The Funds generally expect that their options and futures transactions will be conducted on recognized securities and commodities exchanges. In certain instances, however, the Funds may purchase and sell stock options in the over-the-counter market. A Fund's ability to terminate stock option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund. The staff of the Securities and Exchange Commission generally considers over-the-counter options to be illiquid. There can be no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price. The use of options and futures for hedging purposes involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of securities which are the subject of the hedge. Expenses and losses incurred as a result of derivatives strategies will reduce a Fund's current return. The use of derivatives for speculative purposes involves a variety of risks, including the risk of an increased volatility that may potentially increase losses. For a further discussion of options, futures and currency transactions, including certain additional risks associated therewith, see "Additional Information Concerning Portfolio Activities--Options, Futures and Currency Transactions" in the Funds' Statement of Additional Information. Certain provisions of the Code may limit the ability of a Fund to quickly liquidate options, futures and currency positions in which significant unrealized gains have developed when the Investment Adviser deems it appropriate to realize the gains. For a discussion of certain tax implications associated with such investment techniques, see "Additional Information Concerning Taxes."

     Future Developments. The Funds may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Funds or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Funds' investment objective and legally permissible for the Funds. Before entering into such transactions or making any such investment, the Funds will provide appropriate disclosure in their prospectus or statement of additional information.

     Leverage Through Borrowing. The Capital Value Fund may borrow for investment purposes up to 33 1/3% of the value of its total assets. This borrowing, which is known as leveraging, generally will be unsecured, except to the extent the Fund enters into reverse repurchase agreements described below. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Capital Value Fund's portfolio. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.

     Among the forms of borrowing in which the Capital Value Fund may engage is the entry into reverse repurchase agreements with banks, brokers or dealers. These transactions involve the transfer by the Fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the Fund repurchases the security at principal, plus accrued interest.

     Short Selling. The Capital Value Fund may make short sales, which are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The Capital Value Fund may purchase call options to provide a hedge against an increase in the price of a security sold short by the Fund. When the Fund purchases a call option it has to pay a premium to the person writing the option and a commission to the broker selling the option. If the option is exercised by the Fund, the premium and the commission paid may be more than the amount of the brokerage commission charged if the security were to be purchased directly. No securities will be sold short by the Capital Value Fund if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets. The Fund may not sell short the securities of any single issuer listed on a national securities exchange to the extent of more than 5% of the value of the Fund's net assets. The Fund may not sell short the securities of any class of an issuer to the extent, at the time of the transaction, of more than 5% of the outstanding securities of that class. In addition to the short sales discussed above, the Capital Value Fund may make short sales "against the box," a transaction in which the Capital Value

Fund enters into a short sale of a security which the Capital Value Fund owns. The Capital Value Fund at no time will have more than 15% of the value of its net assets in deposits on short sales against the box.

     Lending Portfolio Securities. From time to time, in order to generate additional income, the Funds may lend securities from their portfolios to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Such loans may not exceed 33 1/3% of the value of a Fund's total assets. In connection with such loans, the Fund lending the securities will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. A Fund can increase its income through the investment of such collateral. A Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned security and receives interest on the amount of the loan. Such loans will be terminable at any time upon specified notice. A Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

     Forward Commitments. The Funds may purchase securities on a when-issued or forward commitment basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on a when-issued security are fixed at the time a Fund enters into the commitment. The Funds will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Funds may sell these securities before the settlement date if it is deemed advisable. The Funds will not accrue income in respect of a security purchased on a when-issued or forward commitment basis prior to its stated delivery date.


     Securities purchased on a when-issued or forward commitment basis and certain other securities held in a Fund's portfolio are subject to changes in value (both generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a when-issued or forward commitment basis may expose the Funds to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or forward commitment basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. A segregated account of a Fund consisting of liquid assets at least equal at all times to the amount of the when-issued or forward commitments will be established and maintained at such Fund's custodian bank. Purchasing securities on a when-issued or forward commitment basis when that Fund is fully or almost fully invested may result in greater potential fluctuations in the value of that Fund's net assets and its net asset value per share.

     Securities of Emerging Markets Issuers. Emerging markets will include any countries (i) having an "emerging stock market" as defined by the International Finance Corporation; (ii) with low to middle-income economies according to the World Bank; or (iii) listed in World Bank publications as developing. Currently, countries not included in these categories are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland, the United Kingdom and the United States. Issuers whose principal activities are in countries with emerging markets include issuers: (1) organized under the laws of, (2) whose securities have their primary trading market in, (3) deriving at least 50% of their revenues or profits from goods sold, investments made, or services performed in, or (4) having at least 50% of their assets located in, a country with an emerging market. In emerging markets, the Funds may purchase debt securities issued or guaranteed by foreign governments, including participations in loans between foreign governments and financial institutions, and interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued or guaranteed by foreign governments ("Sovereign Debt Obligations"). These include Brady Bonds, Structured Securities and Loan Participations and Assignments (as defined below).

     Brady Bonds and Emerging Market Governmental Obligations. Each Fund may invest in emerging market governmental debt obligations commonly referred to as "Brady Bonds." Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the "Brady Plan," an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. Investors should recognize that Brady Bonds have only been issued relatively recently, and accordingly do not have a long payment history. Brady Bonds issued to date have traded at a deep discount from their face value. In addition to Brady Bonds, the Funds may invest in emerging market governmental obligations issued as a result of debt restructuring agreements outside of the scope of the Brady Plan. A substantial portion of the Brady Bonds and other similar obligations in which the Funds invest are likely to be acquired at a discount, which involves certain considerations discussed below under "Other Investment Policies--Certain Additional Investments and Investment Strategies--Zero Coupon Securities and Discount Obligations."For a further discussion of Brady Bonds, see "Additional Information Concerning Portfolio Activities--Brady Bonds" in the Statement of Additional Information.

     Loan Participations and Assignments. Each Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a borrower (often an issuer of Sovereign Debt Obligations) and one or more financial institutions ("Lenders"). The Funds' investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and, in the case of the Capital Value Fund but not the Strategy Fund, assignments of all or a portion of Loans ("Assignments") from third parties. A Fund's investment in Participations typically will result in such Fund having a contractual relationship only with the Lender and not with the borrower. Such Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and a Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participations. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participations and, accordingly, the Funds will consider both the borrower and the Lender to be issuers for purposes of their investment restrictions. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participations, but even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participations may be delayed and the assignability of the Participations impaired. A Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is a Lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade or higher (i.e., Baa/BBB or higher). A Fund's investments in Loans are considered to be debt obligations for purposes of its investment restrictions. In addition, for purposes of a Fund's investment restriction on investment in illiquid securities, the Fund will treat loans as illiquid securities unless the staff of the Securities and Exchange Commission concludes that a market in these instruments has developed sufficiently such that they may be treated as liquid. The Strategy Fund limits its investments in Participations to 15% of its total assets. The Capital Value Fund will not invest more than 15% of the value of its net assets in Participations and Assignments that are illiquid, and in other illiquid securities.

     U.S. Government Securities. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Principal and interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law. The Fund will invest in such securities only when it is satisfied that the credit risk with respect to the issuer is minimal.

     Stripped Mortgage-Backed Securities. Each Fund may invest up to 10% of its total assets in stripped mortgage-backed securities ("SMBS"), all of which will be issued or guaranteed by the United States Government, its agencies or instrumentalities. SMBS are derivative multiclass securities that indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. SMBS are structured with two or more classes of securities that receive different proportions of the interest and principal payments on an underlying pool of mortgage assets. A common type of SMBS will have one class receiving all of the interest ("IO" or interest-only class) and the other class receiving all of the principal ("PO" or principal-only class). SMBS may be highly sensitive to changes in prepayment and interest rates, and under certain interest rate or prepayment rate scenarios a Fund may fail to recoup fully its investment in these securities even if the securities are of the highest credit quality. Furthermore, the yield to maturity on these securities may be adversely affected.

     Depository Receipts. American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs"), European Depository Receipts ("EDRs") and other types of depository receipts (which, together with ADRs, GDRs and EDRs, are collectively referred to as "Depository Receipts") evidence ownership of underlying securities issued by either a non-U.S. or a U.S. corporation that have been deposited with a depository or custodian bank. The Funds treat Depository Receipts as interests in the underlying securities for purposes of their investment policies. While Depository Receipts may not necessarily be denominated in the same currency as the securities into which they may be converted, they entail certain of the risks associated with investments in foreign securities. Each Fund will limit its investment in Depository Receipts not sponsored by the issuer of the underlying securities to no more than 5% of the value of its net assets (at the time of the investment). A purchaser of unsponsored Depository Receipts may not have unlimited voting rights and may not receive as much information about the issuer of the underlying security as with sponsored Depository Receipts.

     Structured Investments. Each Fund may invest in Structured Investments, which are securities issued solely for the purpose of restructuring the investment characteristics of other securities, such as commercial bank loans or Brady Bonds. The Strategy Fund limits its investments in Structured Investments to 5% of its total assets. Structured Investment products may involve special risks, including substantial volatility in their market values and potential illiquidity. The Funds are permitted to invest in a class of Structured Investments which is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Investments typically have higher yields and present greater risks than unsubordinated structured investments. Although a Fund's purchase of subordinated Structured Investments would have a similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be a borrowing by that Fund for purposes of that Fund's fundamental investment restriction on borrowing.

     Zero Coupon Securities and Discount Obligations. Each Fund may invest in zero coupon U.S. Treasury securities, which are treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. The Funds also may invest in zero coupon securities issued by financial institutions which constitute a proportionate ownership of the issuer's pool of underlying U.S. Treasury securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. In addition, as indicated above, certain of the Fund's emerging market governmental debt securities may be acquired at a discount ("Discount Obligations"). Zero coupon securities and Discount Obligations involve special risk considerations and tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities.

     Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income taxes, a Fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements. For a further discussion of these investments, including certain additional risks associated therewith, see "Additional Information Concerning Portfolio Activities--Zero Coupon Securities and Discount Obligations" in the Statement of Additional Information.

     Convertible Securities. A convertible security is a fixed-income security that may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock, and therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

     As fixed-income securities, convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.


     Investment Funds. Each Fund may invest in unaffiliated investment funds which invest principally in securities in which that Fund is authorized to invest, subject to the limitations imposed by the 1940 Act on certain of these investments. These investment funds may be registered investment companies as well as private investment funds which are designed to pursue specialized investment opportunities such as private equity and emerging market investments. Under the 1940 Act, a Fund may invest up to 10% of its total assets in the shares of other investment companies and up to 5% of its total assets in any one investment company, provided that the investment does not represent more than 3% of the voting stock of the acquired investment company. These limitations would not apply to investment funds which are "investment companies" as defined under the 1940 Act. By investing in another investment fund, a Fund bears a ratable share of the investment fund's expenses, as well as continuing to bear the Fund's advisory and administrative fees with respect to the amount of the investment. A Fund's investment in certain investment funds will result in special U.S. federal income tax consequences described below under "Dividends, Distributions and Taxes."


     Repurchase Agreements. The Funds may enter into repurchase agreements only with member banks of the Federal Reserve System and primary dealers in United States Government securities and only with respect to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. Repurchase agreements are contracts under which the buyer of a security simultaneously buys and commits to resell the security to the seller at an agreed upon price and date. Under a repurchase agreement, the seller is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. The Sub-Investment Adviser will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price. Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. Repurchase agreements with maturities of more than seven days will be treated as illiquid securities by the Funds.

     Bank Obligations. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These and other short-term instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rate.

     Commercial Paper. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The Funds will invest in commercial paper that is rated at least Prime-1 by Moody's or A-1 by S&P or, if not rated, is determined by the Investment Adviser to be of comparable quality.


     Illiquid or Restricted Securities. Each Fund may purchase securities for which there is a limited or no trading market or which are subject to restrictions on resale to the public. Investments in securities which are illiquid or "restricted" may involve added expense to a Fund should the Fund be required to bear registration or other costs to dispose of such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities and the liquidity of the Fund with respect to redemptions. Neither Fund may enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid (such as "restricted securities" which are illiquid, and securities that are not readily marketable) if, in the aggregate, more than 15% of the value of that Fund's net assets would be so invested. As more fully described in the Funds' Statement of Additional Information, the Funds may purchase certain restricted securities ("Rule 144A securities") for which there is a secondary market of qualified institutional buyers as contemplated by recently adopted Rule 144A under the Securities Act of 1933. A Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation described above. Rule 144A is a relatively recent development and there is no assurance that a liquid market in Rule 144A securities will develop or be maintained. The Board of Directors of the Company will be responsible for monitoring the liquidity of Rule 144A securities and the selection by the Investment Adviser of such securities.

                            INVESTMENT RESTRICTIONS

                        COMSTOCK PARTNERS STRATEGY FUND

     The Strategy Fund has adopted the following fundamental investment restrictions which, together with the fundamental investment restrictions described in the Funds' Statement of Additional Information, may not be changed without the affirmative vote of the holders of a majority of the Strategy Fund's outstanding voting securities, as defined under "Capital Stock" in the Statement of Additional Information. The Strategy Fund may not:

     (i) invest more than 25% of its total assets in any one industry. (Securities issued or guaranteed by the United States Government, its agencies or instrumentalities are not considered to represent industries.);

     (ii) borrow money or issue senior securities (as defined in the 1940 Act) except from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities, in amounts not exceeding 15% of its total assets; and

     (iii) pledge, mortgage or hypothecate its assets other than to secure borrowings permitted by restriction (ii) above. (The deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin requirements for futures transactions are not deemed to be pledges or hypothecations for this purpose.)

                      COMSTOCK PARTNERS CAPITAL VALUE FUND

     The Capital Value Fund has adopted the following fundamental investment restrictions which, together with the fundamental investment restric-tions described in the Statement of Additional Information, may not be changed without the affirmative vote of the holders of a majority of the Capital Value Fund's outstanding voting securities, as defined under "Capital Stock" in the Statement of Additional Information. The Capital Value Fund may not:

     (i) borrow money or issue senior securities, except to the extent permitted under the 1940 Act, which currently limits borrowing, except for certain temporary purposes, to no more than 33 1/3% of the value of the Capital Value Fund's total assets. (For purposes of this investment restriction, the entry into options futures contracts, including those related to indices, and options on futures contracts or indices shall not constitute borrowing.);

     (ii) pledge, mortgage and hypothecate its assets, other than to secure permitted borrowings. (The deposit of assets in escrow in connection with portfolio transactions is not deemed to be a pledge or hypothecation for this purpose.);

     (iii) invest more than 5% of its total assets in the obligations of any issuer, except that up to 25% of the value of the Capital Value Fund's total assets may be invested, and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities may be purchased, without regard to any such limitation; and

     (iv) invest more than 25% of its total assets in any one industry. (Securities issued or guaranteed by the United States Government, its agencies or instrumentalities are not considered to represent industries.)
                            ------------------------


     If a percentage restriction set forth above or elsewhere in this Prospectus with respect to a Fund is adhered to at the time a transaction is effected, later changes in percentage resulting from changes in value or in the number of outstanding securities of an issuer will not be considered a violation. However, in the event that a Fund's asset coverage on any borrowing falls below the level required by Section 18 of the 1940 Act, the Fund will reduce its borrowings to the extent it is required to do so by Section 18(f) of the 1940 Act.


                                  RISK FACTORS

     There is no assurance that the Funds will achieve their investment objectives, and investment in a Fund should not be considered a complete investment program. Investors should note that the Funds have the ability to invest in a wide range of securities and instruments, and, subject to the investment policies and restrictions described herein, the Investment Adviser may substantially change the composition of each Fund's investment portfolio from time to time.

     Certain Investment Techniques. The use of investment techniques such as engaging in financial futures and options and currency transactions, purchasing securities on a forward commitment basis, lending portfolio securities, purchasing foreign securities, investing in illiquid securities, utilizing certain other specialized instruments and, in the case of the Capital Value Fund, engaging in short-selling and leverage through borrowing, involves greater risk than that incurred by many other funds with similar objectives to the Funds. These risks are described above under "Other Investment Policies." In addition, using these techniques may produce higher than normal portfolio turnover and may affect the degree to which the Funds' net asset value fluctuates. Higher portfolio turnover rates are likely to result in comparatively greater brokerage commissions or transaction costs. Short-term gains realized from portfolio transactions are taxable to shareholders as ordinary income. See "Additional Information Concerning Taxes" in the Statement of Additional Information.


     A Fund's ability to engage in certain short-term transactions may be limited by the requirement that, to qualify as a regulated investment company, it must earn less than 30% of its gross income from the disposition of securities held for less than three months. This 30% test limits, among other strategies, the extent to which the Funds may sell securities held for less than three months, write options expiring in less than three months, invest in certain futures contracts and, in the case of the Capital Value Fund, effect short sales of securities. However, portfolio turnover will not otherwise be a limiting factor in making investment decisions.

     Investing in Foreign Securities. In making foreign investments, the Funds will give appropriate consideration to the following factors, among others:

     Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States. The issuers of some of these securities, such as foreign bank obligations, may be subject to less stringent or different regulation than are U.S. issuers. In addition, there may be less publicly available information about a non-U.S. issuer, and non-U.S. issuers generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers.

     Many countries providing investment opportunities for the Funds have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries.

     Because stock certificates and other evidences of ownership of such securities usually are held outside the United States, the Funds will be subject to additional risks which include possible adverse political and economic developments, possible seizure or nationalization of foreign deposits and possible adoption of governmental restrictions which might adversely affect the payment of principal and interest on the foreign securities or might restrict the payment of principal and interest to investors located outside the country of the issuer, whether from currency blockage or otherwise. Custodial expenses for a portfolio of non-U.S. securities generally are higher than for a portfolio of U.S. securities.

     By investing in foreign securities, the Funds will be exposed to the direct or indirect consequences of political, social and economic changes in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country's economic status, as reflected, among other things, in its inflation rate, the amount of its external debt and its gross domestic product, will also affect the government's ability to honor its obligations.

     No established secondary markets may exist for many of the foreign securities in which the Funds may invest. Reduced secondary market liquidity may have an adverse effect on the market price and a Fund's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain foreign securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing its portfolio. Market quotations are generally available on many foreign securities only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

     Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Some currency exchange costs may be incurred when a Fund changes investments from one country to another.

     Furthermore, some of these securities may be subject to brokerage taxes levied by foreign governments, which have the effect of increasing the cost of such investment and reducing the realized gain or increasing the realized loss on such securities at the time of sale. Income received by a Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States, however, may reduce or eliminate such taxes. All such taxes paid by a Fund will reduce its net income available for distribution to its shareholders. See "Additional Information Concerning Taxes--Foreign Withholding Taxes" in the Statement of Additional Information.

     Foreign Currency Exchange. Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the U.S. or abroad.

     The foreign currency market offers less protection against defaults in the forward trading of currencies than is available when trading in currencies occurs on an exchange. Since a forward currency contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits or force that Fund to cover its commitments for purchase or resale, if any, at the current market price.

     Lower Rated Securities. You should carefully consider the relative risks of investing in the higher yielding (and, therefore, higher risk) debt securities in which the Funds may invest. The Capital Value Fund may invest without limitation in such securities when management believes that such securities offer opportunities for capital growth. The Strategy Fund may invest up to 25% of its assets in debt securities rated as low as C by Moody's or S&P or, if not rated, are determined by the Investment Adviser to be of comparable quality. Management's decision to invest in lower rated securities is not subject to shareholder approval. Lower rated securities are securities such as those rated Ba by Moody's or BB by S&P or as low as the lowest rating assigned by Moody's or S&P. They generally are not meant for short-term investing and may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Obligations rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Obligations rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payment. Obligations rated C by Moody's are regarded as having extremely poor prospects of ever attaining any real investment standing. Obligations rated D by S&P are in default and the payment of interest and/or repayment of principal is in arrears. Such obligations, though high yielding, are characterized by great risk. See "Description of Bond and Commercial Paper Ratings" in the Statement of Additional Information for a general description of Moody's and S&P securities ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities which they undertake to rate. It should be emphasized, how-
                                       39
ever, that ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these securities. Therefore, although these ratings may be an initial criterion for selection of portfolio investments, the Investment Adviser also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal. The Funds' ability to achieve their investment objectives may be more dependent on the Investment Adviser's credit analysis than might be the case for funds that invested in higher rated securities. Once the rating of a portfolio security has been changed, the Funds will consider all circumstances deemed relevant in determining whether to continue to hold the security.

     The market price and yield of debt securities rated Ba or lower by Moody's and BB or lower by S&P are more volatile than those of higher rated securities. Factors adversely affecting the market price and yield of these securities will adversely affect a Fund's net asset value. In addition, the retail secondary market for these securities may be less liquid than that of higher rated securities; adverse market conditions could make it difficult at times for the Funds to sell certain securities or could result in lower prices than those used in calculating a Fund's net asset value.

     The market values of certain lower rated debt securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher rated securities. Companies that issue such securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities.

     The Funds may invest in lower rated zero coupon securities and pay-in-kind bonds (bonds which pay interest through the issuance of additional bonds), which involve special considerations. These securities may be subject to greater fluctuations in value due to changes in interest rates than interest-bearing securities and thus may be considered more speculative than comparably rated interest-bearing securities. See "Investment Objectives and Policies."

     Derivatives. Each Fund utilizes certain investment strategies commonly referred to as derivatives, such as trading in futures, options and foreign currencies, for speculative purposes (i.e. to seek to generate additional income or gains) and/or to hedge against either a decline in the value of certain securities owned by the Fund or an increase in the price of securities which the Fund plans to purchase. Derivatives often fluctuate in value more than the securities or other instruments on which they are based, and relatively small changes in the value of the underlying securities or instruments may have significantly larger effects on the value of derivatives held by the Funds. Derivatives may entail the risk of loss of the entire amount invested or, in certain cases, losses in excess of the amount invested. A derivative utilized for hedging purposes may limit the amount of potential gain on the related transaction or may result in greater losses than if the derivative had not been used.

     In addition to instruments described above, each Fund may invest in a wide range of equity securities as well as participations, stripped mortgage-backed securities, structured investments and illiquid or restricted securities, and may lend portfolio securities and enter into repurchase agreements, each of which involves certain additional risks. For a more complete discussion of the risks associated with investments in the Funds, see "Investment Objectives and Policies."

     Foreign Derivatives Transactions. Unlike trading on domestic exchanges for certain derivatives instruments, trading on foreign exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both instruments which are traded on domestic exchanges and those which are not.

     Other Investment Considerations. Each Fund's net asset value is not fixed and should be expected to fluctuate. You should purchase a Fund's shares only as a supplement to an overall investment program and only if you are willing to undertake the risks involved.

     For the portion of a Fund's portfolio invested in equity securities, investors should be aware that equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and that fluctuations can be pronounced. Changes in the value of a Fund's portfolio securities, regardless of whether the securities are equity or debt, will result in changes in the value of a Fund share and thus a Fund's yield and total return to investors.

     For the portion of a Fund's portfolio invested in debt securities, investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. See "Investment Policies and Restrictions" above.

                            MANAGEMENT ARRANGEMENTS

     The Board of Directors of the Company is responsible for the overall management and operation of the Funds. The Company's officers are responsible for the day-to-day operations of the Funds under the supervision of the Board of Directors.

INVESTMENT ADVISER


     The Company, on behalf of the Funds, has engaged Comstock Partners, Inc. (the "Investment Adviser") to provide professional investment management for each Fund. The Investment Adviser was founded in October 1986 and served as sub-investment adviser to the predecessor to the Capital Value Fund, the Dreyfus Capital Value Fund, from April 30, 1987 until July 25, 1996. In addition, the Investment Adviser has served as investment adviser to the Strategy Fund since the Strategy Fund's inception in 1988. The Investment Adviser also provides investment advisory services through discretionary accounts having aggregate assets as of July 30, 1997 of approximately $ million. It is the publisher of the Comstock Investment Strategy Review and the Comstock Investment Strategy Commentary, investment strategy publications furnished to subscribers. The principal address of the Investment Adviser is 993 Lenox Drive, Suite 106, Lawrenceville, New Jersey 08648.


     Under the terms of an Amended Investment Advisory Agreement between the Company, on behalf of the Strategy Fund, and the Investment Adviser, the Investment Adviser furnishes continuing investment supervision to the Strategy Fund and is responsible for the management of the Strategy Fund's portfolio. It furnishes office space, equipment and personnel to the Strategy Fund in connection with the performance of its investment management responsibilities. For its services, the Investment Adviser receives from the Company, on behalf of the Strategy Fund, a monthly fee at an annual rate of .60% of the Strategy Fund's average daily net assets.

     Under the terms of an Investment Advisory Agreement between the Company, on behalf of the Capital Value Fund, and the Investment Adviser, the Investment Adviser will have responsibility for investment decisions for, and the day-to-day management of, that portfolio. For its services, the Investment Adviser is entitled to receive an annual fee from the Company, on behalf of the Capital Value Fund, computed daily and paid monthly at the following annual rate: .40 of 1% of the first $300 million of the Capital Value Fund's average daily net assets, .45 of 1% of the Capital Value Fund's average daily net assets between $300 million and $750 million, .50 of 1% of the Capital Value Fund's average daily net assets between $750 million and $1 billion and .55 of 1% of the Capital Value Fund's average daily net assets in excess of $1 billion.



     Each Fund's investment portfolio is managed by the Investment Committee of the Investment Adviser, which consists of Charles L. Minter,

Martin Weiner and W. Troy Hottenstein. The Company has established a policy that, in the event of any change in the composition of the Investment Committee, the members of the Company's Board of Directors who are not interested persons of a Fund will consider promptly what action, if any, should be taken with respect to that Fund's management arrangements.

     Mr. Minter joined Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") in 1966 and in 1970 became a member of its New York Institutional Sales office. From 1976 to 1986, Mr. Minter was Vice President -- Institutional Sales at Merrill Lynch. In that capacity he serviced institutional accounts and supervised portfolios that included commodity and financial futures, options, foreign securities and zero coupon bonds. Mr. Hottenstein, CFA, joined Comstock Partners, Inc. in 1991 as an investment analyst upon graduation from Princeton University with a degree in Economics. He has worked closely with Mr. Minter in implementation of investment policy. He is a Chartered Financial Analyst and is the Chief Operating Officer of the Investment Adviser. Mr. Weiner joined Comstock Partners in 1995. Mr. Weiner is a Chartered Financial Analyst and began his career as a financial analyst at the Securities and Exchange Commission in 1959. From 1966 to 1968, he served as Equity Analyst and Division Chief at the Value Line Investment Survey. From 1969 to 1974, he was Equity Analyst and ultimately a Vice President at Standard & Poor's Intercapital. In 1974, Mr. Weiner joined the Grumman Corporation where he served as Senior Equity Portfolio Manager for the employee benefit plan from 1978 to 1994. Mr. Weiner has been a Chartered Financial Analyst since 1969.


SUB-INVESTMENT ADVISER

     The Investment Adviser has engaged The Dreyfus Corporation to provide sub-investment advisory services with respect to each Fund. Under the terms of a Sub-Investment Advisory Agreement relating to the Strategy Fund, the Sub-Investment Adviser manages the short-term cash and cash equivalent investments of the Strategy Fund and provides investment research and other advice regarding the Strategy Fund's portfolio. The Sub-Investment Adviser also provides general advice regarding economic factors and trends, including statistical and other factual information. For such services, at no cost to the Strategy Fund, the Investment Adviser pays the Sub-Investment Adviser a monthly fee at an annual rate of .15% of the Strategy Fund's average daily net assets.

     The Dreyfus Corporation also acts as the sub-investment adviser to the Capital Value Fund pursuant to a separate Sub-Investment Advisory and Administration Agreement between the Company, on behalf of the Fund, and the Sub-Investment Adviser. Under that agreement, the Sub-Investment Adviser manages the short-term cash and cash-equivalent investments of the Capital Value Fund and provides investment research and other advice regarding the Capital Value Fund's portfolio. In addition, the Sub-Investment Adviser provides general advice regarding economic factors and trends and acts as administrator to the Capital Value Fund. For its services under the Sub-Investment Advisory and Administration Agreement relating to the Capital Value Fund, the Sub-Investment Adviser is entitled to receive an annual fee computed daily and paid monthly by the Company at the following annual rate:
 .35 of 1% of the first $300 million of the Capital Value Fund's average daily net assets, .30 of 1% of the Capital Value Fund's average daily net assets between $300 million and $750 million, .25 of 1% of the Capital Value Fund's average daily net assets between $750 million and $1 billion and .20 of 1% of the Capital Value Fund's average daily net assets in excess of $1 billion.


     The Sub-Investment Adviser is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). The Sub-Investment Adviser was formed in 1947 and, as of July 31, 1997, managed or administered approximately $ billion in assets for approximately million investor accounts nationwide. The principal address of the Sub-Investment Adviser is 200 Park Avenue, New York, New York 10166.

     Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries (including the
Sub-Investment Adviser), Mellon managed approximately $   billion in assets as
of June 30, 1997, including approximately $ billion in proprietary mutual fund assets. As of June 30, 1997, various subsidiaries of Mellon provided non-investment services, such as custodial or administration services, for more than
$   billion in assets including approximately $  billion in mutual fund assets.


ADMINISTRATORS

     Under the terms of an administration agreement between the Company, on behalf of the Strategy Fund, and Princeton Administrators, L.P. ("Princeton"), Princeton performs or arranges for the performance of certain administrative services (i.e., services other than investment advice and related portfolio activities) necessary for the operation of the Strategy Fund, including maintaining the books and records of the Strategy Fund, preparing reports and other documents required by United States federal, state and other applicable laws and regulations to maintain the registration of the Strategy Fund and its shares and providing the Strategy Fund with administrative office facilities. For the services rendered to the Strategy Fund and the facilities furnished, the Strategy Fund pays Princeton a monthly fee equal to the greater of (i) $300,000 per annum ($25,000 per month), or (ii) an annual rate equal to .25% of the Strategy Fund's average daily net assets up to $100 million, .225% of the Strategy Fund's average daily net assets on the next $100 million, .20% of the Strategy Fund's average daily net assets on the next $400 million and .175% of the Strategy Fund's average daily net assets in excess of $600 million. The principal address of Princeton is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

     Under the terms of the Sub-Investment Advisory and Administration Agreement relating to the Capital Value Fund, the Sub-Investment Adviser has agreed to perform or arrange for the performance of certain administrative services necessary for the operation of the Capital Value Fund, including, among other responsibilities, supplying office facilities, statistical and research data, data processing services, clerical, accounting and bookkeeping services, internal auditing services, internal executive and administrative services, and stationery and office supplies; preparing reports to the Capital Value Fund's shareholders, tax returns, reports to and filings with state Blue Sky authorities; calculating the net asset value of the Capital Value Fund on a daily basis; and, subject to the supervision of the Company's Board of Directors, generally assisting in all aspects of the Capital Value Fund's operations (except with respect to investment advisory services provided by the Investment Adviser). For a description of the fees payable by Capital Value Fund to the Sub-Investment Adviser, see "Management Arrangements--Sub-Investment Adviser" above.

TRANSFER AND DIVIDEND DISBURSING AGENT

     Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Sub-Investment Adviser, is located at P.O. Box 9671, Providence, Rhode Island 02940-9671, and serves as the Funds' Transfer and Dividend Disbursing Agent (the "Transfer Agent").

                            PURCHASE OF FUND SHARES

     The Funds' distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at 60 State Street, Suite 1300, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc.

     Class A shares, Class B shares and Class C shares may be purchased only by clients of certain financial institutions (which may include banks), securities dealers ("Selected Dealers") and other industry professionals (collectively, "Service Agents"), except that full-time or part-time employees of the Investment Adviser or Sub-Investment Adviser or any of its affiliates or subsidiaries, directors of the Investment Adviser or Sub-Investment Adviser, Board members of a fund advised by the Investment Adviser or Sub-Investment Adviser, including members of the Company's Board, or the spouse or minor child of any of the foregoing may purchase Class A shares directly through the Distributor. Subsequent purchases may be sent directly to the Transfer Agent or your Service Agent.

     Class R shares (available only for the Capital Value Fund) are offered only to institutional investors acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity, for qualified or non-qualified employee benefit plans, including pension, profit-sharing, SEP-IRAs and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities or state and local governments ("Retirement Plans"). The term "Retirement Plans"does not include IRAs or IRA "Rollover Accounts." Class R shares may be purchased for a Retirement Plan only by a custodian, trustee, investment manager or other entity authorized to act on behalf of such Plan. Institutions effecting transactions in Class R shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.

     When purchasing shares of either Fund, you must specify which Class is being purchased. Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. The Company, on behalf of each Fund, reserves the right to reject any purchase order.

     The minimum initial investment is $2,500, or $1,000 if you are a client of a Service Agent which has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. However, the minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant is $750, with no minimum for subsequent purchases. Individuals who open an IRA also may open a non-working spousal IRA with a minimum initial investment of $250. Subsequent investments in a spousal IRA must be at least $250. The initial investment must be accompanied by the Funds' Account Application. For full-time or part-time employees of the Sub-Investment Adviser, or any of its affiliates or subsidiaries, directors of the Investment Adviser or Sub-Investment Adviser, Board members of a fund advised by the Investment Adviser or Sub-Investment Adviser, including members of the Company's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of the Sub-Investment Adviser or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund account, the minimum initial investment is $50. Full-time employees of the Investment Adviser may purchase shares of each Fund without regard to minimum initial investment requirements. The Fund reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Fund. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

     The Code imposes various limitations on the amount that may be contributed to certain Retirement Plans. These limitations apply with respect to participants at the plan level and, therefore, do not directly affect the amount that may be invested in the Fund by a Retirement Plan. Participants and plan sponsors should consult their tax advisers for details.

     You may purchase shares of either Fund by check or wire, or through the TeleTransfer Privilege described below. Checks should be made payable to "Comstock Partners Strategy Fund" or "Comstock Partners Capital Value Fund", as the case may be, or, if for Dreyfus retirement plan accounts, to "The Dreyfus Trust Company, Custodian." Payments to open new accounts which are mailed should be sent to Comstock Partners Funds, Inc., P.O. Box 9387, Providence, Rhode Island 02940-9387, together with your Account Application. For subsequent investments, your Fund account number should appear on the check and an investment slip should be enclosed and sent to Comstock Partners Funds, Inc., P.O. Box 105, Newark, New Jersey 07101-0105. For Dreyfus retirement plan accounts, both initial and subsequent investments should be sent to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Neither initial nor subsequent investments should be made by third party check.

     Purchase orders may be delivered in person only to a Dreyfus Financial Center. THESE ORDERS WILL BE FORWARDED TO THE TRANSFER AGENT AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call 1-800-554-4611.

     Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. You may request your bank to transmit immediately available funds by wire to The Bank of New York, together with DDA# 8900119551, for purchase of shares in your name.

     The wire must include your Fund account number (for new accounts, you must reference the Fund and Class to be purchased and also include your Taxpayer Identification Number ("TIN") instead), account registration and dealer number, if applicable. If your initial purchase of Fund shares is by wire, please call 1-800-554-4611 after completing your wire payment to obtain your Fund account number. Please include your Fund account number on the Funds' Account Application and promptly mail the Account Application to the Funds, as no redemptions will be permitted until the Account Application is received. Further information about remitting funds in this manner may be obtained from your bank. All payments should be in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. Payments into the account of a corporation, foundation or other organization should not be made by third party check. A charge will be imposed if any check used for investment in your account does not clear. The Funds make available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.

     Fund shares also may be purchased through the AUTOMATIC Asset Builder, the Government Direct Deposit Privilege and the Payroll Savings Plan described under "Additional Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.

     Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House member. You must direct the institution to transmit immediately available funds through the Automated Clearing House to The Bank of New York with instructions to credit your Fund account. The instructions must specify your Fund account registration and your Fund account number preceded by the digits "1111."

     The Distributor may pay dealers a fee of up to .5% of the amount invested through such dealers in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan's or program's aggregate initial investment in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans or programs exceeds one million dollars ("Eligible Benefit Plans"). Plan sponsors, administrators or trustees, as applicable, are responsible for notifying the Distributor when the relevant requirement is satisfied. Shares of funds in the Dreyfus Family of Funds then held by such employee benefit plans or programs will be aggregated to determine the fee payable. The Distributor reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it.

     Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Funds' Account Application for further information concerning this requirement. Failure to furnish a certified TIN to such Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").

     Shares of each Fund are sold on a continuous basis. Net asset value per share is determined as of the close of business on the New York Stock Exchange (generally 4:00 p.m., New York time) on each business day. For purposes of determining net asset value, options and futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share for each Class of each Fund is computed by dividing the value of the applicable Fund's net assets attributable to the Class (i.e., the value of such Fund's assets less liabilities attributable to that Class) by the total number of shares of that Class outstanding.

With the exception of certain fees and expenses relating to the Class A, Class B and Class C Service and Distribution Plans and certain other expenses attributable solely to a particular Class, all Fund expenses will be borne on a pro rata basis by each Class on the basis of the relative net assets of the respective Classes. See "The Funds' Expenses" and "Service and Distribution Plans." Each Fund's investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Board of Directors of the Company.

     When an order is received by the Transfer Agent by 4:00 p.m., New York time, on any business day, Fund shares will be purchased at the price determined on that day. Otherwise, Fund shares will be purchased at the price determined on the next business day.

     Orders for the purchase of Fund shares received by Service Agents by 4:00 p.m., New York time, on any business day and transmitted to the Transfer Agent by the close of its business day (normally 5:15 p.m., New York time) will be based on the public offering price per share determined on that day, as described above. Otherwise, the orders will be based on the next day's determined public offering price. It is the responsibility of each Service Agent to transmit orders so that they will be received by the Transfer Agent before the close of its business day.

     Service Agents may receive different levels of compensation for selling different Classes of shares. Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in this Prospectus, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees which would be in addition to any amounts which might be received under the applicable Service and Distribution Plan. You should consult your Service Agent in this regard.

CLASS A SHARES (STRATEGY FUND AND CAPITAL VALUE FUND)

     Class A shares of each Fund have a public offering price equal to their net asset value per share (see "Determination of Net Asset Value" and "Statement of Assets and Liabilities" in the Statement of Additional Information) plus a sales load as shown below:

                                          TOTAL SALES LOAD
                                  --------------------------------
                                                    AS A %* OF NET       DEALERS'
                                    AS A % OF        ASSET VALUE      REALLOWANCE AS
                                  OFFERING PRICE         PER          A % OF OFFERING
     AMOUNT OF TRANSACTION          PER SHARE           SHARE              PRICE
--------------------------------  --------------    --------------    ---------------
Less than $50,000...............       4.50              4.70               4.25
$50,000 to less than $100,000...       4.00              4.20               3.75
$100,000 to less than
$250,000........................       3.00              3.10               2.75
$250,000 to less than
$500,000........................       2.50              2.60               2.25
$500,000 to less than
$1,000,000......................       2.00              2.00               1.75
$1,000,000 or more..............          0                 0

------------------------------
*Rounded to the nearest one-hundredth percent.

     A CDSC of 1% will be assessed at the time of redemption of Class A shares of a Fund purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within two years after purchase. The terms contained in the section of the Funds' Prospectus entitled "Redemption of Shares" (other than the amount of the CDSC and time periods) are applicable to the Class A shares subject to a CDSC. Letter of Intent and Right of Accumulation apply to such purchases of Class A shares.

     If you were an actual beneficial owner of shares of the Dreyfus Capital Value Fund, the Capital Value Fund's predecessor, held in a Dreyfus Capital Value Fund account on April 16, 1987, you may purchase Capital Value Fund Class A shares for the Capital Value Fund account without a sales load.

     Full-time employees of NASD member firms and full-time employees of other financial institutions which have entered into an agreement with the Distributor pertaining to the sale of shares of the Funds (or which otherwise have a brokerage related or clearing arrangement with an NASD member firm or financial institution with respect to the sale of Fund shares) may purchase Class A shares of either Fund for themselves directly or pursuant to an employee benefit plan or other program, or for their spouses or minor children at net asset value, provided that they have furnished the Distributor with such information it may request from time to time in order to verify eligibility for this privilege. This privilege also applies to full-time employees of financial institutions affiliated with NASD member firms whose full-time employees are eligible to purchase Class A shares at net asset value. In addition, Class A shares are offered at net asset value to full-time or part-time employees of the Investment Adviser and full-time or part-time employees of the Sub-Investment Adviser or any of its affiliates or subsidiaries, Board members of a fund advised by the Investment Adviser or Sub-Investment Adviser, including members of the Company's Board, or the spouse or minor child of any of the foregoing.

     Class A shares may be purchased at net asset value through certain broker-dealers and other financial institutions which have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar program under which such clients pay a fee to such broker-dealer or other financial institution.

     Class A shares of each Fund will be offered at net asset value without a sales load to employees participating in Eligible Benefit Plans. Class A shares of each Fund also may be purchased (including by exchange) at net asset value without a sales load for Dreyfus-sponsored IRA "Rollover Accounts" with the distribution proceeds from a qualified retirement plan or a Dreyfus-sponsored 403(b)(7) plan, provided that, at the time of such distribution, such qualified retirement plan or Dreyfus-sponsored 403(b)(7) plan (a) met the requirements of an Eligible Benefit Plan and all or a portion of such plan's assets were invested in funds in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans, or (b) invested all of its assets in certain funds in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans.

     Class A shares of a Fund may be purchased at net asset value, subject to appropriate documentation through a broker-dealer or other financial institution, with the proceeds from the redemption of shares of a registered open-end management investment company not managed by the Investment Adviser or the Sub-Investment Adviser or its affiliates. The purchase of Class A shares of a Fund must be made within 60 days of such redemption and the shareholder must have either (i) paid an initial sales charge or a contingent deferred sales charge or (ii) been obligated to pay at any time during the holding period, but did not actually pay on redemption, a deferred sales charge with respect to such redeemed shares.

     Class A shares of a Fund also may be purchased at net asset value, subject to appropriate documentation, by (i) qualified separate accounts maintained by an insurance company pursuant to the laws of any State or territory of the United States, (ii) a State, county or city or instrumentality thereof, (iii) a charitable organization (as defined in Section 501(c)(3) of the Code) investing $50,000 or more in Fund shares, and (iv) a charitable remainder trust (as defined in Section 501(c)(3) of the Code).

     The dealer reallowance may be changed from time to time but will remain the same for all dealers. The Distributor, at its expense, may provide additional promotional incentives to dealers that sell shares of funds which retain the Investment Adviser or the Sub-Investment Adviser as investment adviser or sub-investment adviser and which are sold with a sales load, such as Class A shares of each Fund. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares.

CLASS B SHARES (CAPITAL VALUE FUND ONLY)

     The public offering price for Class B shares of the Capital Value Fund is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on certain redemptions of Class B shares as described under "Redemption of Shares." At the time of purchase, the Distributor compensates certain Service Agents for selling Class B shares of the Capital Value Fund and is reimbursed by the Investment Adviser and/or other parties. The proceeds of the CDSC and the distribution fee, in part, are used to defray these expenses. The proceeds of the CDSC and certain payments under the Class B and Class C Service and Distribution Plans may be assigned to parties which reimburse these expenses.

CLASS C SHARES (STRATEGY FUND AND CAPITAL VALUE FUND)

     Class C shares of each Fund have a public offering price equal to the net asset value per share of Class C of that Fund. No initial sales charge is imposed at the time of purchase. A 1% CDSC, however, is imposed on redemptions of Class C shares made within the first year of purchase. See "Redemption of Shares--Contingent Deferred Sales Charge--Class C shares." At the time of purchase, the Distributor compensates certain Service Agents for selling Class C shares of a Fund and is reimbursed by the Investment Adviser and/or other parties. The proceeds of the CDSC and certain payments under the Class B and Class C Service and Distribution Plans may be assigned to parties which reimburse these expenses.

CLASS R SHARES (CAPITAL VALUE FUND ONLY)

     The public offering price for Capital Value Fund Class R shares is the net asset value per share of that Class.

RIGHT OF ACCUMULATION -- CLASS A SHARES

     Reduced sales loads apply to any purchase of Class A shares of either Fund, shares of certain other funds advised by the Sub-Investment Adviser which are sold with a sales load or shares acquired by a previous exchange of shares purchased with a sales load (hereinafter referred to as "Eligible Funds"), by you and any related "purchaser" as defined in the Statement of Additional Information, where the aggregate investment, including such purchase, is $50,000 or more. If, for example, you previously purchased and still hold Class A shares of either Fund, or of any other Eligible Fund or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase Class A shares of either Fund or an Eligible Fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be reduced to 4% of the offering price. All present holdings of Eligible Funds may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.

     To qualify for reduced sales loads, at the time of a purchase you or your Service Agent must notify the Distributor if orders are made by wire, or the Transfer Agent if orders are made by mail. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.

TELETRANSFER PRIVILEGE

     You may purchase Class A and Class C shares of the Strategy Fund and Class A, Class B, Class C and Class R shares of the Capital Value Fund (minimum $500, maximum $150,000 per day per Fund) by telephone if you have checked the appropriate box and supplied the necessary information on the Funds' Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. The Funds may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders, although no such fee currently is contemplated.

     If you have selected the TeleTransfer Privilege, you may request a TeleTransfer purchase of Fund shares by telephoning 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452.

                        ADDITIONAL SHAREHOLDER SERVICES

     The services and privileges described under this heading may not be available to clients of certain Service Agents and some Service Agents may impose certain conditions on their clients which are different from those described in this Prospectus. You should consult your Service Agent in this regard. Because separate accounts are maintained for each Class of shares of the Funds, the services and privileges described under this heading will operate for a given account only with respect to the Class of shares in that account.

EXCHANGE PRIVILEGE

     The Exchange Privilege enables you to purchase, in exchange for Class A and Class C shares of the Strategy Fund or Class A, Class B, Class C or Class R shares of the Capital Value Fund, shares of the same class of certain funds managed or administered by the Sub-Investment Adviser, to the extent such shares are offered for sale in your state of residence. These funds have different investment objectives which may be of interest to you. The Exchange Privilege may be exercised twice during a calendar year as described below. Because the Strategy Fund no longer issues Class O shares except in connection with the reinvestment of dividends on outstanding Class O shares, exchanges of shares of other funds for shares of the Strategy Fund will be made only for the Strategy Fund's Class A or Class C shares.

     The shares so purchased will be held in a special account created solely for this purpose ("Exchange Account"). Exchanges of shares from an Exchange Account only can be made into certain other funds managed or administered by the Sub-Investment Adviser. No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable Fund account. Upon redemption, the applicable CDSC will be calculated without regard to the time such shares were held in an Exchange Account. See "Redemption of Shares." Redemption proceeds for Exchange Account shares are paid by Federal wire or check only. Exchange Account shares also are eligible for the Auto-Exchange Privilege, the Dividend Sweep and the Automatic Withdrawal Plan. If you desire to use the Exchange Privilege, you should consult your Service Agent or the Distributor to determine if it is available and whether any other conditions are imposed on its use. WITH RESPECT TO CAPITAL VALUE FUND CLASS R SHARES HELD BY RETIREMENT PLANS, EXCHANGES MAY BE MADE ONLY BETWEEN A SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ONE FUND AND SUCH SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ANOTHER FUND.


     To use the Exchange Privilege, you or your Service Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing, by wire or by telephone. If you previously have established the Telephone Exchange Privilege, you may telephone exchange instructions (including over The Touch automated telephone system) by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. See "Redemption of Shares--Redemption Procedures." Before any exchange, you must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained from the Distributor. Except in the case of Personal Retirement Plans, the shares being exchanged must have a current value of at least $100; furthermore, in establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. Telephone exchanges may be made only if the appropriate "YES" box has been checked on the Account Application, or a separate signed Shareholder Services Form is on file with the Transfer Agent. Upon an exchange into a new account, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made: Exchange Privilege, Wire Redemption Privilege, Telephone Redemption Privilege, TeleTransfer Privilege, and the dividend/capital gain distribution option (except for Dividend Sweep) selected by the investor.


     Shares will be exchanged at the next determined net asset value, however, a sales load may be charged with respect to exchanges of Class A shares of either Fund into funds sold with a sales load. No CDSC will be imposed on Class B shares or Class C shares at the time of an exchange; however, Class B or Class C shares acquired through an exchange will be subject on redemption to the higher CDSC applicable to the exchanged or acquired shares. The CDSC applicable on redemption of the acquired Class B or Class C shares will be calculated from the date of the initial purchase of the Class B or Class C shares exchanged. If you are exchanging Class A shares of either Fund into a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares of the fund from which you are exchanging were: (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with a sales load, or (c) acquired through reinvestment of dividends or distributions paid with respect to the foregoing categories of shares. To qualify, at the time of an exchange you must notify the Transfer Agent or your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your holdings through a check of appro-
                                       54
priate records. See "Shareholder Services" in the Statement of Additional Information. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal fee in accordance with rules promulgated by the Securities and Exchange Commission. The Funds reserve the right to reject any exchange request in whole or in part. The availability of the Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

     The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.

AUTO-EXCHANGE PRIVILEGE

     Auto-Exchange Privilege enables you to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of either Fund, in shares of the same class of certain other funds in the Dreyfus Family of Funds in which you are currently an investor. WITH RESPECT TO CLASS R SHARES HELD BY RETIREMENT PLANS, EXCHANGES PURSUANT TO THE AUTO-EXCHANGE PRIVILEGE MAY BE MADE ONLY BETWEEN A SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ONE FUND AND SUCH SHAREHOLDER'S RETIREMENT PLAN ACCOUNT IN ANOTHER FUND. The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum) will be exchanged automatically on the first and/or fifteenth day of the month (or the next business day if such first or fifteenth day is not a business day) according to the schedule you have selected. Shares will be exchanged at the then-current net asset value; however, a sales load may be charged with respect to exchanges of Class A shares into funds sold with a sales load. No CDSC will be imposed on Class B or Class C shares of the Funds at the time of an exchange; however, the Class B or Class C shares of the Funds acquired through an exchange will be subject to the higher CDSC applicable to the exchanged or acquired shares. The CDSC applicable on redemption of the acquired Class B or Class C shares will be calculated from the date of the initial purchase of the Class B or Class C shares exchanged. See "Shareholder Services" in the Statement of Additional Information. The right to exercise this Privilege may be modified or cancelled by the Fund or the Transfer Agent. You may modify or cancel your exercise of this Privilege at any time by writing to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. The Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss. For more information concerning this Privilege and the funds in the Dreyfus Family of Funds eligible to participate in this Privilege, or to obtain a Dreyfus Auto-Exchange Authorization Form, please call toll free 1-800-554-4611.

AUTOMATIC ASSET BUILDER

     Automatic Asset Builder permits you to purchase Fund Class A and Class C shares of the Strategy Fund and Class A, Class B, Class C or Class R shares of the Capital Value Fund (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Such shares are purchased by transferring funds from the bank account designated by you. At your option, the bank account designated by you will be debited in the specified amount, and shares will be purchased, once a month, on either the first or fifteenth day (or the next business day if such first or fifteenth day is not a business day), or twice a month, on both days. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. To establish an Automatic Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form from the Distributor. You may cancel this Privilege or change the amount of purchase at any time by mailing written notification to Comstock Partners Funds, Inc. P.O. Box 6527, Providence, Rhode Island 02940-6527, or, if for Dreyfus retirement plan accounts, to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427, and the notification will be effective three business days following receipt. Either Fund may modify or terminate this Privilege at any time or charge a service fee, although no such fee currently is contemplated.

GOVERNMENT DIRECT DEPOSIT PRIVILEGE

     Government Direct Deposit Privilege enables you to purchase shares of either Fund (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited into your Fund account. You may deposit as much of such payments as you elect. To enroll in the Government Direct Deposit, you must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in this Privilege. The appropriate form may be obtained by calling 1-800-645-6561. Death or legal incapacity will terminate your participation in this Privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency. Further, the Funds may terminate your participation upon 30 days' notice to you.

PAYROLL SAVINGS PLANS

     The Payroll Savings Plan permits you to purchase Class A and Class C shares of the Strategy Fund and shares of each class of the Capital Value Fund (minimum of $100 per transaction) automatically on a regular basis.

Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the Automated Clearing House system at each pay period. To establish a Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. Your employer must complete the reverse side of the form and return it to Comstock Partners Funds, Inc., P.O. Box 9671, Providence, Rhode Island 02940-9671. You may obtain the necessary authorization form by calling 1-800-645-6561. You may change the amount of purchase or cancel the authorization only by written notification to your employer. It is the sole responsibility of your employer, not the Distributor, the Investment Adviser, the Sub-Investment Adviser, the Funds, the Transfer Agent or any other person, to arrange for transactions under the Payroll Savings Plan. The Funds may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans are not eligible for this Privilege.

DIVIDEND OPTIONS

     The Dividend Sweep enables you to invest automatically dividends or dividends and capital gain distributions, if any, paid by either Fund in shares of the same Class of another fund advised or administered by the Sub-Investment Adviser of which you are a shareholder. Shares of the other fund will be purchased at the then-current net asset value; however, a sales load may be charged with respect to investments in Class A shares of a fund sold with a sales load. If you are investing in a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load. If you are investing in a fund or class that charges a CDSC, the shares purchased will be subject on redemption to the CDSC, if any, applicable to the purchased shares. See "Shareholder Services" in the Statement of Additional Information. The Dividend ACH permits you to transfer electronically on the payment date dividends or dividends and capital gain distributions, if any, from the applicable Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. Banks may charge a fee for this service.

     For more information concerning these privileges, or to request a Dividend Options Form, please call toll free 1-800-645-6561. You may cancel these privileges by mailing written notification to Comstock Partners Funds, Inc., P.O. Box 9671, Providence, Rhode Island 02940-9671. To select a new fund after cancellation, you must submit a new Dividend Options Form. Enrollment in or cancellation of these privileges is effective three business days following receipt. These privileges are available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply for the Dividend Sweep. The Funds may modify or terminate these privileges at any time or charge a service fee. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans are not eligible for the Dividend Sweep.

AUTOMATIC WITHDRAWAL PLAN

     The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. Particular Retirement Plans, including Dreyfus sponsored retirement plans, may permit certain participants to establish an automatic withdrawal plan from such Retirement Plans. Participants should consult their Retirement Plan sponsor and tax adviser for details. Such a withdrawal plan is different than the Automatic Withdrawal Plan. An application for the Automatic Withdrawal Plan can be obtained by calling 1-800-645-6561. The Automatic Withdrawal Plan may be ended at any time by you, the Fund or the Transfer Agent. Shares for which stock certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

     Class B or Class C shares withdrawn pursuant to the Automatic Withdrawal Plan will be subject to any applicable CDSC. Purchases of additional Class A shares of a Fund where the sales load is imposed concurrently with withdrawals of Class A shares generally are undesirable. Any correspondence with respect to the Automatic Withdrawal Plan should be addressed to Comstock Partners Funds, Inc., P.O. Box 9671, Providence, Rhode Island 02940-9671, or, if for Dreyfus retirement plan accounts, to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427.

RETIREMENT PLANS

     Each Fund offers a variety of pension and profit-sharing plans, including Keogh Plans, IRAs, SEP-IRAs and IRA "Rollover Accounts," 401(k) Salary Reduction Plans and 403(b)(7) Plans. Plan support services are also available. You can obtain details on the various plans by calling the following numbers toll free: for Keogh Plans, please call 1-800-358-5566; for IRAs and IRA "Rollover Accounts," please call 1-800-645-6561; for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)(7) Plans, please call 1-800-322-7880.

LETTER OF INTENT -- CLASS A SHARES

     By signing a Letter of Intent form available from the Distributor by calling 1-800-645-6561, you become eligible for the reduced sales load applicable to the total number of Eligible Fund shares purchased in a 13-month period pursuant to the terms and under the conditions set forth in the Letter of Intent. A minimum initial purchase of $5,000 is required. To compute the applicable sales load, the offering price of shares you hold (on the date of submission of the Letter of Intent) in any Eligible Fund that may be used toward "Right of Accumulation"benefits described above may be used as a credit toward completion of the Letter of Intent. However, the reduced sales load will be applied only to new purchases.

     The Transfer Agent will hold in escrow 5% of the amount indicated in the Letter of Intent for payment of a higher sales load if you do not purchase the full amount indicated in the Letter of Intent. The escrow will be released when you fulfill the terms of the Letter of Intent by purchasing the specified amount. If your purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect your total purchase at the end of 13 months. If total purchases are less than the amount specified, you will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 days, the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A shares of the relevant Fund held in escrow to realize the difference. Signing a Letter of Intent does not bind you to purchase, or the relevant Fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A shares of a Fund, you must indicate your intention to do so under a Letter of Intent.

                              REDEMPTION OF SHARES
GENERAL

     You may request redemption of your shares of either Fund at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form, the Company will redeem the shares at the next determined net asset value for the Class being redeemed. If you hold shares of more than one Class, any redemption request must specify the Class of shares being redeemed. If you fail to specify the Class of shares to be redeemed or if you own fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Service Agent.

     The Company imposes no charges (other than any applicable CDSC) when shares are redeemed. Service Agents may charge their clients a nominal fee for effecting redemptions of shares. It is the responsibility of each Service Agent to transmit redemption orders to the Transfer Agent. Any certificates representing shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending on the then-current net asset value of the Class being redeemed.

     Distributions from qualified Retirement Plans IRAs (including IRA "Rollover Accounts") and certain non-qualified deferred compensation plans, except distributions representing returns of non-deductible contributions to the Retirement Plan or IRA, generally are taxable income to the participant. Distributions from such a Retirement Plan or IRA to a participant prior to the time the participant reaches age 59 1/2 or becomes permanently disabled may subject the participant to an additional 10% penalty tax imposed by the IRS. Participants should consult their tax advisers concerning the timing and consequences of distributions from a Retirement Plan or IRA. Participants in qualified Retirement Plans will receive a disclosure statement describing the consequences of a distribution from such a Plan from the administrator, trustee or custodian of the Plan, before receiving the distribution. The Company will not report to the IRS redemptions of shares of either Fund by qualified Retirement Plans, IRAs or certain non-qualified deferred compensation plans. The administrator, trustee or custodian of such Retirement Plans and IRAs will be responsible for reporting distributions from such Plans and IRAs to the IRS.

     Ordinarily payment will be made for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. HOWEVER, IF YOU HAVE PURCHASED SHARES OF A FUND BY CHECK, BY THE TELETRANSFER PRIVILEGE OR THROUGH THE AUTOMATIC ASSET BUILDER AND SUBSEQUENTLY SUBMIT A WRITTEN REDEMPTION REQUEST TO THE TRANSFER AGENT, THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE OF YOUR PURCHASE CHECK, THE TELETRANSFER PURCHASE OR THE AUTOMATIC ASSET BUILDER ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, IF YOU REDEEM THROUGH THE TELETRANSFER PRIVILEGE, THE RELEVANT FUND WILL REJECT REQUESTS TO REDEEM SHARES FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK, THE TELETRANSFER PURCHASE OR THE AUTOMATIC ASSET BUILDER ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF YOUR SHARES WERE PURCHASED BY WIRE PAYMENT, OR IF YOU OTHERWISE HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.

     Each Fund reserves the right to redeem your account at its option upon not less than 45 days' written notice if your account's net asset value is $500 or less and remains so during the notice period.

CONTINGENT DEFERRED SALES CHARGE -- CLASS B SHARES (CAPITAL VALUE FUND ONLY)

     A CDSC payable to the Distributor is imposed on any redemption of Class B shares of the Capital Value Fund, which CDSC reduces the current net asset value of your Class B shares to an amount which is lower than the dollar amount of all payments by you for the purchase of Class B shares of the Capital Value Fund held by you at the time of redemption. No CDSC will be imposed to the extent that the net asset value of the Class B shares redeemed does not exceed (i) the current net asset value of Class B shares acquired through reinvestment of dividends or capital gain distributions, plus (ii) increases in the net asset value of your Class B shares above the dollar amount of all your payments for the purchase of Class B shares of the Capital Value Fund held by you at the time of redemption.

     If the aggregate value of the Class B shares redeemed has declined below their original cost as a result of the Capital Value Fund's performance, a CDSC may be applied to the then-current net asset value rather than the purchase price.

     In circumstances where the CDSC is imposed, the amount of the charge will depend on the number of years from the time you purchased the Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Class B shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month. The following table sets forth the rates of the CDSC:

                                                   CDSC AS A % OF
                                                 AMOUNT INVESTED OR
                 YEAR SINCE PURCHASE                 REDEMPTION
                   PAYMENT WAS MADE                   PROCEEDS
        --------------------------------------   ------------------
        First.................................          4.00
        Second................................          4.00
        Third.................................          3.00
        Fourth................................          3.00
        Fifth.................................          2.00
        Sixth.................................          1.00

     In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of Class B shares of the Capital Value Fund above the total amount of payments for the purchase of Class B shares made during the preceding six years; then of amounts representing the cost of shares purchased six years prior to the redemption; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable six-year period.

     For example, assume an investor purchased 100 Capital Value Fund Class B shares at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired 5 additional shares through dividend reinvestment. During the second year after the purchase the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

CONTINGENT DEFERRED SALES CHARGE -- CLASS C SHARES

     A CDSC of 1% payable to the Distributor is imposed on any redemption of Class C shares of a Fund within one year of the date of purchase. The basis for calculating the payment of any such CDSC will be the method used in calculating the CDSC for Class B shares of the Capital Value Fund. See "Contingent Deferred Sales Charge--Class B Shares" above.

WAIVER OF CDSC

     The CDSC applicable to Class B and Class C shares may be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in Eligible Benefit Plans, (c) redemptions as a result of a combination of any investment company with the Company by merger, acquisition of assets or otherwise and (d) a distribution following retirement under a tax-deferred retirement plan or attaining age
70 1/2 in the case of an IRA or Keogh plan or custodial account pursuant to section 403(b) of the Code. If the Company's Board determines to discontinue the waiver of the CDSC, the disclosure in the Funds' prospectus will be revised appropriately. Any shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the Funds' prospectus at the time of the purchase of such shares.

     To qualify for a waiver of the CDSC, at the time of redemption you must notify the Transfer Agent or your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your entitlement.

REDEMPTION PROCEDURES


     You may redeem shares by using the regular redemption procedure through the Transfer Agent, or through the Telephone Redemption Privilege, which is granted automatically unless you specifically refuse it by checking the applicable "No" box on the Account Application. The Telephone Redemption Privilege may be established for an existing account by a separate signed Shareholder Services Form or by oral request from any of the authorized signatories on the account by calling 1-800-645-6561. You also may redeem shares through the Wire Redemption Privilege or the TeleTransfer Privilege, if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. Other redemption procedures may be in effect for investors who effect transactions in Fund shares through Service Agents. The Company makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities.

     The Telephone Redemption Privilege or Telephone Exchange Privilege authorizes the Transfer Agent to act on telephone instructions (including over The Touch automated telephone system) from any person representing himself or herself to be you or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. The Company will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the relevant Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Funds nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

     During time of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or exchange of shares of either Fund. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption or telephone exchange had been used. During the delay, the relevant Fund's net asset value may fluctuate.

REGULAR REDEMPTION

     Under the regular redemption procedure, you may redeem shares of each Fund by written request mailed to Comstock Partners Funds, Inc., P.O. Box 6527, Providence Rhode Island 02940-6527. Redemption requests for Dreyfus retirement plan accounts should be sent to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Redemption requests may be delivered in person only to a Dreyfus Financial Center. THESE REQUESTS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY.

     Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Signature Program ("STAMP") and the Stock Exchanges Medallion Program. If you have any questions with respect to signature-guarantees, please call 1-800-645-6561.

     Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.

WIRE REDEMPTION PRIVILEGE

     You may request by wire or telephone that redemption proceeds (minimum $1,000) be wired to your account at a bank which is a member of the

Federal Reserve System, or a correspondent bank if your bank is not a member. To establish the Wire Redemption Privilege, you must check the appropriate box and supply the necessary information on the Funds' Account Application or file a Shareholder Services Form with the Transfer Agent. You may direct that redemption proceeds be paid by check (maximum $150,000 per day) made out to the owners of record and mailed to your address. Redemption proceeds of less than $1,000 will be paid automatically by check. Holders of jointly registered Fund or bank accounts may have redemption proceeds of only up to $250,000 wired within any 30-day period. You may telephone redemption requests by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. The Company reserves the right to refuse any redemption request, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. This Privilege may be modified or terminated at any time by the Transfer Agent or the Company. The Statement of Additional Information sets forth instructions for transmitting redemption requests by wire. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for this Privilege.

TELEPHONE REDEMPTION PRIVILEGE

     You may redeem shares of either Fund (maximum $150,000 per day) by telephone if you have checked the appropriate box on the Funds' Account Application or have filed a Shareholder Services Form with the Transfer Agent. The redemption proceeds will be paid by check and mailed to your address. You may telephone redemption instructions by calling 1-800-645-6561 or, if you are calling from overseas, call 1-516-794-5452. The Company reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of telephone redemption requests. This Privilege may be modified or terminated at any time by the Transfer Agent or the Company. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for this Privilege.

TELETRANSFER PRIVILEGE

     You may redeem shares of either Fund (minimum $500) by telephone if you have checked the appropriate box and supplied the necessary information on the Funds' Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between your Fund account and the bank account designated in one of these documents. Only such an account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. Redemption proceeds will be on deposit in your account at an Automated Clearing House member bank ordinarily two days after receipt of the redemption request or, at your request, paid by check (maximum $150,000
                                       64
per day) and mailed to your address. Holders of jointly registered Fund or bank accounts may redeem through the TeleTransfer Privilege for transfer to their bank account only up to $250,000 within any 30-day period. The Company reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Company may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders, although no such fee currently is contemplated.

     If you have selected the TeleTransfer Privilege, you may request a TeleTransfer redemption by telephoning 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. Shares held under Keogh Plans, IRAs or other retirement plans, and shares issued in certificate form, are not eligible for this Privilege.

REINSTATEMENT PRIVILEGE

     You may reinvest in up to the number of shares you have redeemed, within 30 days of redemption of Class A shares of either Fund, at their then-prevailing net asset value without a sales load. The Reinstatement Privilege may be exercised only once.

     Any gain recognized on a redemption is taxable despite reinvestment in a Fund pursuant to this Privilege. Any loss realized as a result of such a redemption may not be allowed as a deduction for federal income tax purposes, but may be applied, depending on the amount reinvested, to adjust the cost basis of the shares acquired upon reinvestment. In addition, if the shares redeemed had been acquired within the 90 days preceding the redemption, the amount of any gain or loss on the redemption may have to be computed without regard to any sales charges incurred on the original purchase of the redeemed shares (except to the extent those sales charges exceed the sales charges waived in connection with the reinvestment). In such a case, the sales charges (or portion thereof) not taken into account with respect to the original purchase are treated as having been paid in connection with the reinvestment such Fund's Class A shares.

                         SERVICE AND DISTRIBUTION PLANS

     Class A, B and C shares of the Funds are subject to Service and Distribution Plans adopted pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1"). Potential investors should read this Prospectus in light of the terms governing the Agreement between their Service Agents and the Distributor. A Service Agent entitled to receive compensation for selling and servicing the Funds' shares may receive different levels of compensation with respect to different Classes of shares.

SERVICE AND DISTRIBUTION PLAN -- CLASS A SHARES

     Under the Class A Service and Distribution Plan, the Company, at the expense of the Class A shares of each Fund, (a) reimburses the Distributor for payments to certain Service Agents for distributing such Fund's Class A shares and servicing shareholder accounts, and (b) pays the Sub-Investment Adviser, Dreyfus Service Corporation and any affiliate of either of them (collectively, "Dreyfus") for advertising and marketing relating to the Class A shares of such Fund and for shareholder servicing activities, at an aggregate annual rate of
 .25 of 1% of the value of the average daily net assets of Class A of such fund. Each of the Distributor and Dreyfus may pay one or more Service Agents a fee in respect of the Capital Value Fund's or the Strategy Fund's Class A shares, as the case may be, owned by shareholders for whom the Service Agent provides shareholder services or for whom the Service Agent is the dealer or holder of record. Each of the Distributor and Dreyfus determine the amounts, if any, to be paid to Service Agents under the Class A Service and Distribution Plan and the basis on which such payments are made. The Class A Service and Distribution Plan also provides that the Investment Adviser and the Sub-Investment Adviser may pay Service Agents out of their investment advisory fees, their past profits or any other source available to them. From time to time, the Distributor and/ or Dreyfus may defer or waive receipt of fees under the Class A Service and Distribution Plan while retaining the ability to be paid under the Class A Service and Distribution Plan thereafter. The foregoing fees payable under the Class A Service and Distribution Plan are payable without regard to actual expenses incurred. See the Funds' Statement of Additional Information for more details on the Class A Service and Distribution Plan.

SERVICE AND DISTRIBUTION PLANS -- CLASS B AND CLASS C SHARES

     Under the Class B and Class C Service and Distribution Plans, the Company, at the expense of the Class B shares of the Capital Value Fund and Class C shares of each Fund, as the case may be, (a) pays the Distributor for distributing the Capital Value Fund's Class B shares and each Fund's Class C shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B or Class C of the applicable Fund, and (b) pays the Distributor for the provision of certain services to the holders of Class B shares and Class C shares, as the case may be, a fee at the annual rate of .25 of 1% of the value of the average daily net assets of Class B or Class C of the applicable Fund. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Funds and providing reports and other information, and providing services related to the maintenance of such shareholder accounts. The Distributor may pay one or more Service Agents a fee in respect of distribution and other services for Class B and Class C shares. The Distributor determines the amounts, if any, to be paid to Service Agents under the Class B and Class C Service and Distribution Plans and the basis on which such payments are made. The Class B and Class C Service and Distribution Plans also provides that the Investment Adviser and the Sub-Investment Adviser may pay Service Agents out of their investment advisory fees, their past profits or any other source available to them. From time to time the Distributor and/or Dreyfus may defer or waive receipt of fees under the Class B and Class C Service and Distribution Plans while retaining the ability to be paid under the Class B and Class C Service and Distribution Plans thereafter. The foregoing fees payable under the Class B and Class C Service and Distribution Plans are payable without regard to actual expenses incurred.

GENERAL

     Banking laws and regulations, including the Glass-Steagall Act as currently interpreted by the Board of Governors of the Federal Reserve System, prohibit banks generally from issuing, underwriting, selling or distributing securities. Accordingly, banks will be engaged to act as Service Agents only to perform administrative and shareholder servicing functions. The Company believes that banks, subject to banking laws and regulations, may perform such administrative and shareholder servicing functions without violation of such banking laws or regulations. However, future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as future interpretations of present requirements, could require banks to discontinue providing such administrative and shareholder servicing functions. If banks were required to discontinue providing all or a part of such functions, their customers would be permitted to remain the beneficial owners of shares of the Funds and alternative means for continuing the servicing of such customers would be sought. The Company does not anticipate that investors would suffer any adverse financial consequences as a result of these occurrences.

     In addition, state securities laws on this issue may differ from interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state laws.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

     The Strategy Fund intends to pay dividends from net investment income at least monthly and to distribute net realized capital gains, if any, at least annually. The Capital Value Fund intends to pay dividends from net investment income and distribute net realized capital gains, if any, at least annually. Each Fund, however, may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.

     The Funds will not make distributions from net realized capital gains unless capital loss carryovers, if any, have been utilized or have expired. In general, shareholders of a Fund will receive dividends and distributions on their shares in additional shares of the same Class of that Fund valued at net asset value on the ex-dividend date computed in the manner described under "Net Asset Value," or shareholders may elect to receive all dividends and distributions in cash. All expenses are accrued daily and are deducted before the declaration of dividends. Dividends paid by each Class of a Fund will be calculated at the same time and in the same manner and will be of the same amount, except that the expenses attributable solely to a particular Class will be borne exclusively by such Class. Class B and Class C shares of a Fund will receive lower per share dividends than Class A shares of that Fund, and Class A shares of the Capital Value Fund will receive lower per share dividends than Capital Value Fund Class R shares, because of the higher expenses borne by the relevant Class. See "Fee Table."

TAXES -- GENERAL


     The Strategy Fund and the Capital Value Fund have each qualified, and elected, to be treated as a regulated investment company under subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If a Fund so qualifies, the Fund will not be subject to federal income taxes on its net investment income (i.e., such Fund's investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of a Fund's net long-term capital gain over its net short-term capital loss), if any, that it distributes to its shareholders in each taxable year, provided that it distributes at least 90% of its net investment income for such taxable year. If, in any year, a Fund fails to qualify as a regulated investment company such Fund would incur regular corporate federal income tax on its taxable income for that year and be subject to certain additional distribution requirements upon requalification.

     A Fund will, be subject to a nondeductible 4% excise tax on the excess, if any, of certain required distributions of ordinary income and net realized capital gain net income over amounts distributed or deemed distributed by such Fund by the end of each calendar year. To the extent possible, the Funds intend to structure their distributions to avoid liability for this excise tax.


DISTRIBUTIONS


     Dividends paid by a Fund from its net investment income will be taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Distributions of net capital gain that are designated by a Fund as "capital gain dividends," will be taxable to shareholders as long-term capital gain, whether received in cash or in additional shares, regardless of the length of time the shareholder has owned Fund shares, and such distributions will not be eligible for the dividends received deduction. The maximum current federal income tax rate imposed on individuals with respect to long-term capital gains is 28%, whereas the maximum federal income tax rate imposed on individuals with respect to ordinary income (and on short-term capital gains, which are taxed at the same rates as ordinary income) is 39.6%. With respect to corporate taxpayers, long-term capital gains are currently taxed at the same federal income tax rates as ordinary income and short-term capital gains.


     Under both the House and Senate versions of the Revenue Reconciliation Act of 1997, the maximum rate of tax on long-term capital gains of individuals would generally be reduced from 28% to 20%. Additionally, long-term capital gain presently taxed to an individual at a 15% rate would be taxed at a 10% rate. The provision would apply to gains recognized in taxable years ending after May 6, 1997. It is uncertain whether this or similar legislation will ultimately be adopted.

     Dividends paid by a Fund to qualified Retirement Plans, IRAs (including IRA "Rollover Accounts") or certain non-qualified deferred compensation plans ordinarily will not be subject to taxation until the proceeds are distributed from the Retirement Plan. The Funds will not report dividends paid to such Plans and IRAs to the Internal Revenue Service (the "IRS"). Generally, distributions from such Retirement Plans, except those representing returns of non-deductible contributions thereto, will be taxable as ordinary income and, if made prior to the time the participant reaches age 59 1/2, generally will be subject to an additional tax equal to 10% of the taxable portion of the distribution. If the distribution from such a Retirement Plan (other than certain governmental or church plans) or IRA for any taxable year following the year in which the participant reaches age 70 1/2 is less than the "minimum required distribution"for that taxable year, an excise tax equal to 50% of the deficiency may be imposed by the IRS. The administrator, trustee or custodian of such a Retirement Plan or IRA will be responsible for reporting distributions from such Plans and IRAs to the IRS. Participants in qualified Retirement Plans will receive a disclosure statement describing the consequences of a distribution from such a Plan from the administrator, trustee or custodian of the Plan prior to receiving the distribution. Moreover, certain contributions to a qualified Retirement Plan or IRA in excess of the amounts permitted by law may be subject to an excise tax.


     Shareholders will be notified annually as to the federal tax status of dividends and distributions from the Funds. Because it is expected that only a small portion of each Fund's net investment income will arise from dividends on common or preferred stock of domestic corporations, no significant portion of distributions by the Funds, is expected to be eligible for the dividends received deduction allowed to corporations under the Code.

     Generally, shareholders will be taxable on dividends or distributions in the year of receipt. However, dividends declared in October, November or December of any year, payable to shareholders of record as of a specified date in such a month, will be deemed to have been received by the sharehold-ers and paid by a Fund no later than December 31, provided such dividends are paid during January of the following year.

     Shareholders should consider the tax implications of buying shares of a Fund prior to a dividend or distribution by such Fund. The price of shares purchased at the time may reflect the amount of the forthcoming dividend or distribution. Such dividend or distribution may have the effect of reducing the net asset value of shares below a shareholder's cost and thus would be a return on investment in an economic sense, but nevertheless it will be taxable to the shareholder.

SALE OF SHARES

     Gain or loss, if any, recognized on the sale or other disposition of shares of a Fund, if the shares are capital assets in the shareholder's hands, will be taxed as a capital gain or loss. As a general rule, a shareholder's gain or loss will be long-term capital gain or loss if the shares have been held for more than one year. If a shareholder sells or otherwise disposes of a share of a Fund held for six months or less, any loss on the sale or other disposition of such share shall be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such share. Any loss realized on a sale or exchange of shares will be disallowed to the extent such shares are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

FOREIGN SHAREHOLDERS

     Dividends paid by a Fund from net investment income to a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a "foreign shareholder") will be subject to United States withholding tax at a rate of 30% unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Foreign shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax and any foreign taxes.

BACKUP WITHHOLDING


     The Funds may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends, and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends, and redemption proceeds if (i) the payee fails to furnish the applicable Fund with the payee's correct taxpayer identification number (e.g., an individual's social security number), (ii) the IRS notifies the Fund that the payee has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, the payee fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances de-scribed in (i) above. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be credited against such shareholder's federal income tax liability.


INVESTMENTS IN PASSIVE FOREIGN INVESTMENT COMPANIES

     If a Fund purchases shares in a "passive foreign investment company" (a "PFIC"), the Fund making the purchase may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains. If a Fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), in lieu of the foregoing requirements, that Fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and 98% distribution requirements described in the Prospectus.

     In the case of PFIC stock owned by a RIC, proposed Treasury regulations, not currently in effect, provided for a mark-to-market election for RICs that would permit a RIC to elect a mark-to-market stock in a PFIC annually and thereby avoid the need for a RIC to make a QEF election. These regulations would be effective for taxable years ending after promulgation of the regulations as final regulations.


OTHER TAXATION

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the treasury regulations promulgated thereunder. The Code and the treasury regulations are subject to change by legislative or administrative action either prospectively or retroactively.

     Dividends from net investment income and capital gain dividends may also be subject to state, local and foreign taxes.

     Descriptions of tax consequences set forth in this Prospectus and in the Statement of Additional Information are intended to be a general guide. Investors should consult their own tax advisers regarding specific questions as to the federal, state, local and foreign tax consequences of ownership of shares of the Funds.

                   CERTAIN INFORMATION REGARDING PERFORMANCE

     Advertisements and communications to shareholders may contain various measures of a Fund's performance, including various expressions of total return and current distribution rate. They may occasionally cite statistics to reflect the Fund's volatility or risk. Performance for each Class may be calculated on the basis of average annual total return and/or total return. These total return figures reflect changes in the price of the shares and assume that any income dividends and/or capital gains distributions made by the Fund during the measuring period were reinvested in shares of the same Class. These figures also take into account any applicable service and distribution fees.

     The Strategy Fund presents performance information for each Class of shares commencing with the Strategy Fund's inception. Performance information for the period prior to August 1, 1991 reflects the performance of the Strategy Fund as a closed-end fund and does not reflect payment of the underwriting discount paid in connection with the initial public offering of the Strategy Fund's shares as a closed-end fund. In addition, as an open-end fund, the Strategy Fund incurs certain additional expenses as a result of the continuous offering and redemption of its shares. Because Strategy Fund Class O shares have not been issued by the Strategy Fund since July 15, 1992 except in connection with the reinvestment of dividends on outstanding on outstanding Strategy Fund Class O shares, performance information in any advertisements (other than reports to shareholders) with respect to the period commencing July 15, 1992 does not contain information with respect to the performance of Strategy Fund Class O shares for such period. In addition, because the Strategy Fund no longer sells its Class O shares, any information relating Strategy Fund Class O shares listed in newspaper or similar listings of the Strategy Fund's net asset value and public offering price is only for informational purposes of the existing Class O shareholders.

     Performance information for the Capital Value Fund includes the performance of Dreyfus Capital Value Fund, Inc., the Fund's predecessor, and performance information for each Class of shares is presented commencing with the inception of the Dreyfus Capital Value Fund, Inc.

     Performance information for each Class of shares of the Company will reflect performance for time periods prior to the introduction of such Class, and performance for such time periods will not reflect any fees and expenses payable by such Class that were not borne by the Fund (or its predecessor) prior to the introduction of such Class. Class A average annual return figures for both Funds reflect the maximum initial sales charge and Class B and Class C average annual return figures reflect any applicable CDSC. As a result, at any given time, the performance of Class B and Class C of a Fund should be expected to be lower than that of Class A of that Fund and the performance of Class A, Class B and Class C of a Fund should be expected to be lower than that of Class
R. Performance for each Class will be calculated separately.

     Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in a Fund was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of a Fund's performance will include the Fund's average annual total return for one, five and ten year periods (if available), or for shorter time periods depending upon the length of time during which the Fund has operated.

     Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value (or maximum offering price in the case of Class A) per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return. Total return also may be calculated by using the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A shares of a Fund or without giving effect to any applicable CDSC at the end of the period for Class B or Class C shares of a Fund. Calculations based on the net asset value per share do not reflect the deduction of the applicable sales charge on Class A shares of the Funds, which, if reflected, would reduce the performance quoted.

     Performance will vary from time to time and past results are not necessarily representative of future results. You should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.


     The Company's annual report to shareholders, which is available without charge upon request, contains a discussion of the performance of the Strategy Fund and the Capital Value Fund for the fiscal year ended April 30, 1997.


                                NET ASSET VALUE

     The net asset value of a share of each Class of each Fund, for the purpose of pricing purchase orders and redemption orders, is generally determined as of the close of business on the New York Stock Exchange (generally 4:00 p.m., New York time) on each business day by dividing the value of the relevant Fund's assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. For purposes of determining net asset value, options and futures contracts will be valued 15 minutes after the close of trading on the floor of the New York

Stock Exchange. With the exception of certain fees and expenses borne pursuant to the Class A, B and C Service and Distribution Plans and certain other expenses attributable solely to a particular Class, all expenses of the respective Fund will be borne on a pro rata basis by each Class of such Fund on the basis of the relative net assets of the respective Classes. See " The Funds' Expenses" and "Service and Distribution Plans." As used in this Prospectus, the term "business day" refers to those days when the Investment Adviser, the Administrator, the Transfer Agent and the New York Stock Exchange are all open for business, which is Monday through Friday except for holidays.

                         ORGANIZATION AND CAPITAL STOCK

     The Company was incorporated in Maryland on March 14, 1988 under the name "Comstock Partners Strategy Fund, Inc." The Company originally commenced operations in May of 1988 as a closed-end investment company. The Company converted to an open-end investment company effective as of August 1, 1991.

     On February 8, 1996, (i) the Company changed its name to Comstock Partners Funds, Inc., (ii) Comstock Partners Strategy Fund, the Company's existing portfolio, became a separate portfolio of the Company and (iii) the Capital Value Fund was organized as a new portfolio of the Company. On July 25, 1996, the Capital Value Fund acquired all of the assets and liabilities (whether contingent or otherwise) of the Dreyfus Capital Value Fund in exchange for shares in the Capital Value Fund. The Capital Value Fund commenced operations upon the consummation of the Reorganization.

     The Company's charter, as amended, authorizes the issuance of separate series of shares corresponding to shares of multiple investment portfolios of the Company. As of the date this Prospectus, the Company consists of two investment portfolios: the Strategy Fund and the Capital Value Fund.

     The authorized capital stock of the Company consists of 1,000,000,000 shares, par value $.001 per share. The Company is authorized to issue 150,000,000 Strategy Fund Class O shares, 200,000,000 Strategy Fund Class A shares and 200,000,000 Strategy Fund Class C shares. In addition, the Company is authorized to issue 125,000,000 Capital Value Fund Class A shares, 125,000,000 Capital Value Fund Class B shares, 125,000,000 Capital Value Fund Class C shares and 125,000,000 Capital Value Fund Class R shares. Each Class A, Class B, Class C and Class R share represents an interest in the Strategy Fund or the Capital Value Fund, as the case may be, in proportion to its net asset value, and has identical rights except that Class A, B and C shares bear fees and expenses on an ongoing basis pursuant to the Fund's Class A, Class B and Class C Service and Distribution Plans, respectively, and Class B and C shares bear additional incremental shareholder administrative expenses resulting from deferred sales charge arrangements. In addition, only the holders of Class A, Class B and Class C shares have voting rights with respect to matters pertaining to the Class A, Class B and Class C Service and Distribution Plans, respectively.

     The Company's Board of Directors may reclassify unissued shares of the Company into additional classes of Common Stock at a future date. The Company's Board of Directors may, in the future, authorize the issuance of shares of additional classes of capital stock representing different investment portfolios.

     Except as described above with respect to the Company's Service and Distribution Plans, all shares of the Company have equal voting rights and will be voted in the aggregate and not by class, except where voting by class is required by law. Under the corporate law of Maryland, the Company's state of incorporation, and the Company's By-Laws (except as required under the 1940
Act), the Company is not required and does not currently intend to hold annual meetings for the election of directors. Shareholders, however, will have the right to call for a special meeting of shareholders if such a request is made, in writing, by shareholders entitled to cast at least 10% of the votes entitled to be cast at the meeting (or by shareholders entitled to cast at least 10% of the Class A, Class B or Class C votes entitled to be cast with respect to matters relating to the Class A, Class B or Class C Service and Distribution Plans, respectively). In such cases, the Company will assist in calling the meeting as required under the 1940 Act. A more complete statement of the voting rights of shareholders is contained in the Funds' Statement of Additional Information.

     All shares of the Company, when issued, will be fully paid and nonassessable.

                            REPORTS TO SHAREHOLDERS

     Each Fund will send unaudited reports at least semi-annually, and annual reports containing audited financial statements, to all of its shareholders.

---------------------------------------------
---------------------------------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY, THE FUNDS' INVESTMENT ADVISER, THE FUNDS' SUB-INVESTMENT ADVISER OR THEIR DISTRIBUTOR. THE PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITY OTHER THAN THE REGISTERED SECURITIES TO WHICH IT RELATES NOR DOES IT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES IN ANY STATE OR JURISDICTION OF THE UNITED STATES OR ANY COUNTRY IN WHICH SUCH OFFER WOULD BE UNLAWFUL. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL CREATE ANY IMPLICATION THAT INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO THE DATE HEREOF.

         ---------------------------

               TABLE OF CONTENTS

                                   PAGE

Prospectus Summary..............     3
The Funds' Expenses.............     8
Financial Highlights............    11
Alternative Purchase Methods....    15
The Company.....................    17
Investment Objectives and
  Policies......................    18
Investment Restrictions.........    35
Risk Factors....................    36
Management Arrangements.........    42
Purchase of Fund Shares.........    45
Additional Shareholder
  Services......................    53
Redemption of Shares............    59
Service and Distribution
  Plans.........................    65
Dividends, Distributions and
  Taxes.........................    67
Certain Information Regarding
  Performance...................    71
Net Asset Value.................    73
Organization and Capital
  Stock.........................    74
Reports to Shareholders.........    75

---------------------------------------------
---------------------------------------------


---------------------------------------------
---------------------------------------------

           COMSTOCK PARTNERS FUNDS
              COMSTOCK PARTNERS
                STRATEGY FUND

              COMSTOCK PARTNERS
              CAPITAL VALUE FUND

                 COMMON STOCK

         ---------------------------

                  PROSPECTUS
         ---------------------------

               107/503p080097a

---------------------------------------------
---------------------------------------------

                          COMSTOCK PARTNERS FUNDS, INC.

                         COMSTOCK PARTNERS STRATEGY FUND

                      COMSTOCK PARTNERS CAPITAL VALUE FUND


                           993 Lenox Drive, Suite 106

                         Lawrenceville, New Jersey 08648
                                 (609) 896-2960

                                 August __, 1997


                       STATEMENT OF ADDITIONAL INFORMATION


     COMSTOCK PARTNERS FUNDS, INC. (the "Company") is an open-end, management investment company offering shares in two separate portfolios: Comstock Partners Strategy Fund (the "Strategy Fund") and Comstock Partners Capital Value Fund (the "Capital Value Fund" and, together with the Strategy Fund, the "Funds"). The Strategy Fund and the Capital Value Fund are each referred to herein as a "Fund".

      COMSTOCK PARTNERS STRATEGY FUND'S investment objective is to maximize total return, consisting of capital appreciation and current income, over the long-term investment horizon by investing primarily in a portfolio of debt securities. The Strategy Fund is classified as a non-diversified portfolio.

      COMSTOCK PARTNERS CAPITAL VALUE FUND'S investment objective is to maximize total return, consisting of capital appreciation and current income. The Fund invests in a wide range of equity and debt securities and money market instruments. The Capital Value Fund is classified as a diversified portfolio.

      The Strategy Fund currently offers Class A and Class C shares. Class O Shares are no longer issued by the Strategy Fund except in connection with the reinvestment of dividends on outstanding Class O shares. The Capital Value Fund currently offers four classes of shares: Class A, Class B, Class C and Class R.


      This Statement of Additional Information is not a prospectus and is only authorized for distribution when preceded or accompanied by the Funds' Prospectus dated August __, 1997 (which may be revised from time to time) (the "Prospectus"). This Statement of Additional Information contains additional information to that set forth in the Prospectus and should be read in conjunction with the Prospectus, additional copies of which may be obtained without charge by sending your request in writing to 144 Glenn Curtis Boulevard, Uniondale, New York 11556-0144, or by calling 1-800-645-6561.

                           TABLE OF CONTENTS

                                                                 page

DESCRIPTION OF BOND AND COMMERCIAL PAPER RATINGS................... 2

ADDITIONAL INFORMATION CONCERNING PORTFOLIO ACTIVITIES............. 3

INVESTMENT RESTRICTIONS............................................15

MANAGEMENT ARRANGEMENTS............................................17

PURCHASE OF FUND SHARES............................................21

REDEMPTION OF FUND SHARES..........................................22

SHAREHOLDER SERVICES...............................................23

SERVICE AND DISTRIBUTION PLANS.....................................25

PORTFOLIO TRANSACTIONS.............................................27

ADDITIONAL INFORMATION CONCERNING TAXES............................27

PERFORMANCE INFORMATION............................................29

NET ASSET VALUE....................................................33

CAPITAL STOCK......................................................34

CUSTODIAN..........................................................35

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT.......................35

EXPERTS............................................................35

OTHER INFORMATION..................................................35

                DESCRIPTION OF BOND AND COMMERCIAL PAPER RATINGS

     A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, Comstock Partners, Inc., the Funds' investment adviser (the "Investment Adviser") believes that the quality of debt securities in which a Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons. The Investment Adviser will utilize Moody's Investors Service, Inc. ("Moody's") and/or Standard & Poor's Ratings Group, a division of The McGraw Hill Companies, Inc. ("S&P") for determining the applicable ratings.

BONDS

     Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa (Moody's highest rating), they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuations of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds which are rated A by Moody's possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Moody's Baa rated bonds are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Bonds which are rated Ba are judged to have speculative elements because their future cannot be considered as well assured. Uncertainty of position characterizes bonds in this class, because the protection of interest and principal payments may be very moderate and not well safeguarded.

     Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the security over any long period of time may be small. Bonds which are rated Caa are of poor standing. Such securities may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Bonds rated AA by S&P have a very strong capacity to pay interest and principal and differ only in a small degree from issues rated AAA (S&P's highest rating). Bonds rated AAA are considered by S&P to be the highest grade obligations and have an extremely strong capacity to pay interest and principal. Bonds rated A by S&P have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     S&P's BBB rated bonds are regarded as having adequate capacity to pay interest and principal. Although these bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal.

     Bonds rated-BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Bonds rated D are in default, and payment of interest and/or principal is in arrears.

COMMERCIAL PAPER

     Moody's: The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers (or related supporting institutions) rated Prime-1 are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers (or related supporting institutions) rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. Issuers (or related supporting institutions) rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations.

     S&P: Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelmingly safe characteristics are denoted A-l+. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1. Issues carrying an A-3 designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

             ADDITIONAL INFORMATION CONCERNING PORTFOLIO ACTIVITIES

OPTIONS, FUTURES AND CURRENCY TRANSACTIONS


     The Funds are not commodity pools and all futures transactions engaged in by the Fund must constitute bona fide hedging in accordance with the Commodity Exchange Act, as amended, and the rules and regulations promulgated by the Commodity Futures Trading Commission ("CFTC"); provided, however, that a Fund may enter into futures contracts or options thereon for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of that Fund's portfolio; provided further, that in case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Because the 5% limitation applies only at the time a Fund enters into a futures contract or option thereon, the value of futures contracts and options thereon may be significantly more or less than 5% of the value of that Fund's portfolio. The Funds may write covered call or put options on securities and stock indices and purchase put and call options on securities and stock indices for speculative purposes. In addition, through the writing of covered options and the purchase of options and the purchase and sale of stock index futures contracts, interest rate futures contracts and related options on such futures contracts, the Investment Adviser may at times seek to hedge against a decline in the value of securities included in a Fund's portfolio or an increase in the price of securities which it plans to purchase for a Fund; provided, that the value of all futures contracts sold by a Fund will not exceed the total market value of the Fund's portfolio securities; and provided, further, that with respect to all futures contracts traded by a Fund, the Fund will establish a segregated account consisting of liquid assets in an amount equal to the total market value of such futures contracts less the amount of initial margin on deposit for such contracts. Expenses and losses incurred by a Fund as a result of such hedging strategies will reduce that Fund's current return.


     The ability of the Funds to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. In addition, daily limits on price fluctuations on exchanges on which the Funds conduct their futures and options transactions may prevent the prompt liquidation of positions at the optimal time, thus subjecting the Funds to the potential of losses. Therefore no assurance can be given that the Funds will be able to utilize these instruments effectively for the purposes stated below. Furthermore, the Funds' ability to engage in options and futures transactions may be limited by tax considerations. Options and futures transactions may involve certain risks which are described below.

     In connection with transactions in stock index futures contracts, interest rate futures contracts and options thereon written by the Funds on such futures contracts, a Fund engaging in such transactions will be required to deposit as "initial margin" an amount of cash and short-term United States Government securities equal to 5% to 8% of the contract amount. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract.

     Writing Covered Options on Securities. Each Fund may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as its Investment Adviser determines is appropriate in seeking to attain its objectives. Call options written by a Fund give the holder the right to buy the underlying securities from that Fund at a stated exercise price; put options give the holder the right to sell the underlying security to a Fund at a stated price.


     Each Fund may write only covered options, which means that, so long as that Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, each Fund will maintain in a segregated account liquid assets with a value equal to or greater than the exercise price of the underlying securities. Each Fund may also write combinations of covered puts and calls on the same underlying security.


     Each Fund intends to treat certain options in respect of specific securities that are not traded on a securities exchange and the securities underlying covered call options written by a Fund as illiquid securities. See "Certain Additional Investments and Investment Strategies -- Illiquid Securities" in the Prospectus.

     Each Fund will receive a premium from writing a put or call option, which increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received, unless the security subsequently appreciates in value.

     Each Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. A Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different put option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to a Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by that Fund.

     Options written ordinarily will have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the time the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. A Fund may write (a) in-the-money call options when the Investment Adviser expects that the price of the underlying security will remain stable or decline moderately during the option period, (b) at-the-money call options when the Investment Adviser expects that the price of the underlying security will remain stable or advance moderately during the option period and (c) out-of-the-money call options when the Investment Adviser expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In these circumstances, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions.

     So long as a Fund's obligation as the writer of an option continues, a Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. A Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

     Put and Call Options on Securities. Each Fund may purchase put options for speculative purposes or to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since a Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options for hedging purposes, the Fund engaging in that transaction will reduce any profit it might otherwise have realized on its underlying security by the premium paid for the put option and by transaction costs.

     Each Fund may also purchase call options for speculative purposes or to hedge against an increase in prices of securities that it wants ultimately to buy. Such hedge protection is provided during the life of the call option since a Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options for hedging purposes, the Fund engaging in that transaction will reduce any profit it might have realized had it bought the underlying security at the time it purchased the call option by the premium paid for the call option and by transaction costs.

     Alternatively, the Investment Adviser may purchase a call or a put option on a security in lieu of an actual investment in, or disposition of, a particular security if it expects an increase or a decrease, as the case may be, in the price of the security.

     The purchase of an option entails a risk of loss of the entire investment because an option may become worthless upon expiration.

     An option position may be closed out only if a secondary market for an option of the same series exists on a recognized national securities exchange or in the over-the-counter market. Because of this fact and current trading conditions, the Funds expect to purchase only call or put options issued by the Options Clearing Corporation. The Funds expect to write options on national securities exchanges and in the over-the-counter market.

     While they may choose to do otherwise, the Funds generally will purchase or write only those options for which the Investment Adviser believes there is an active secondary market so as to facilitate closing transactions. There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

     Purchase and Sale of Options and Futures Contracts on Stock Indices. Each Fund may purchase put and call options and write covered put and call options on stock indices for speculative purposes or as a hedge against movements in the equity markets. Each Fund may also purchase and sell stock index futures contracts for speculative purposes or as a hedge against movements in the equity markets.


     Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index ordinarily gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in stock included in the index rather than price movements in particular stocks. When a Fund writes an option on a stock index, it will establish a segregated account with the Fund's custodian in which it will deposit liquid assets in an amount equal to the market value of the option, and it will maintain the account while the option is open. As indicated above, the purchase of an option entails a risk of loss of the entire investment because an option may become worthless upon expiration.


     A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

     If the Investment Adviser expects general stock market prices to rise, it might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If in fact the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of a Fund's index option or futures contract resulting from the increase in the index. If, on the other hand, the Investment Adviser expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does in fact decline, the value of some or all of the equity securities in a Fund's portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of that Fund's position in such put option or futures contract.

     Alternatively, the Investment Adviser may purchase a call or a put option (or buy or sell a futures contract) on a stock index in lieu of an actual investment in, or disposition of, particular equity securities if it expects an increase or a decrease, as the case may be, in general stock market prices.

     Purchase and Sale of Interest Rate Futures Contracts. Each Fund may purchase and sell interest rate futures contracts on United States Treasury bills, notes and bonds for speculative purposes or to hedge its portfolio of fixed income securities against the adverse effects of anticipated movements in interest rates.

     Each Fund may sell interest rate futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the fixed income securities held by a Fund will fall, thus reducing the net asset value of that Fund. This interest rate risk can be reduced without employing futures contracts as a hedge by selling long-term fixed income securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and brokerage commissions and would as a result of the shortening of maturities typically reduce the average yield of the Fund engaging in the strategy.

      The sale of interest rate futures contracts provides an alternative means of hedging against rising interest rates. As rates increase, the value of a Fund's short position in the futures contracts will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of that Fund's investments which are being hedged. While the Fund will incur commission expenses in selling and closing out futures positions (which is done by taking an opposite position which operates to terminate the position in the futures contract), commissions on futures transactions are lower than the transaction costs incurred in the purchase and sale of portfolio securities.

     Each Fund may purchase interest rate futures contracts in anticipation of a decline in interest rates when it is not fully invested in debt securities it intends to purchase. As such purchases are made, the Funds intend that an equivalent amount of futures contracts will be closed out.

     Alternatively, the Investment Adviser may buy or sell an interest rate futures contract in lieu of an actual investment in, or disposition of, particular fixed income securities if it expects an increase or a decrease, as the case may be, in interest rates.

     Options on Stock Index Futures Contracts and Interest Rate Futures Contracts. Each Fund may purchase call and put options and write covered call and put options on stock index and interest rate futures contracts. A Fund may use such options on futures contracts for speculative purposes or in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing and selling the underlying futures. For example, a Fund may purchase put options or write call options on stock index futures contracts or interest rate futures contracts, rather than selling futures contracts, in anticipation of a decline in general stock market prices or rise in interest rates, respectively, or purchase call options or write covered put options on stock index or interest rate futures contracts, rather than purchasing such futures contracts, to hedge against possible increases in the price of equity securities or debt securities, respectively, which that Fund intends to purchase.

     Foreign Currency Transactions. Each Fund may enter into forward foreign currency exchange contracts ("forward contracts") for speculative purposes or to attempt to minimize the risk to the Fund from adverse changes in the relationship between the United States dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. A Fund may enter into a forward contract for hedging purposes, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the United States dollar price of the security. Likewise, for example, when a Fund believes that a foreign currency may suffer a substantial decline against the United States dollar, it may enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when a Fund believes that the United States dollar may suffer a substantial decline against a foreign currency, it may enter into a forward contract to buy that foreign currency for a fixed dollar amount. This second investment practice is generally referred to as "cross-hedging." The Fund may enter into a forward contract for speculative purposes in order to seek to take advantage of changes in the relative values of two currencies which the Investment Adviser believes may occur. Because in connection with a Fund's foreign currency forward transactions an amount of the Fund's assets equal to the amount of the purchase will be held aside or segregated to be used to pay for the commitment, each Fund will always have liquid assets available that are sufficient to cover any commitments of the Fund under these contracts or to limit any potential risk. The segregated account will be maintained with the relevant Fund's custodian or a sub-custodian and marked-to-market on a daily basis. While these contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Funds' ability to utilize forward contracts in the manner set forth above may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the United States dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not engaged in such contracts.


     Each Fund may purchase put and call options and write covered call and put options on foreign currencies for speculative purposes or for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As is the case with other kinds of options, however, the writing of an option on foreign currency for hedging purposes will constitute only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund will be traded on United States and foreign exchanges or over-the-counter.

      Each Fund may enter into exchange-traded contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures contracts"). This investment technique may be used for speculative purposes or to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of a Fund's portfolio securities or adversely affect the prices of securities that the Fund intends to purchase at a later date. The successful use of foreign currency futures contracts will depend, in part, on the Investment Adviser's ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Funds may not achieve the anticipated benefits of foreign currency futures contracts or may realize losses. The costs, limitations and risks associated with transactions in foreign currency futures contracts are similar to those associated with other types of futures contracts discussed in this Statement of Additional Information under "Options, Futures and Currency Transactions."

     The cost to a Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future.

     If a devaluation is generally anticipated, a Fund may not be able to contract to sell the currency at a price above the devaluation level it anticipates. The requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), may cause a Fund to restrict the degree to which it engages in currency transactions. See "Additional Information Concerning Taxes."

     Risk Factors in Derivatives Transactions. Derivatives transactions involve special risks, including possible default by the other party to the transaction, illiquidity, increased volatility in the relevant Fund's net asset value and, to the extent the Investment Adviser's view as to certain market movements is incorrect, the risk that the use of such instruments could result in substantially greater losses than if it had not been used. Use of put and call options could result in losses to a Fund, force the purchase or sale of portfolio securities at inopportune times or for prices higher or lower than current market values, or cause the Fund to hold a security it might otherwise sell. The use of currency transactions could result in the Fund's incurring losses as a result of the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency in addition to exchange rate fluctuations. The use of options and futures transactions entails certain special risks. In particular, in the case of hedging, the variable degree of correlation between price movements of options or futures contracts and price movements in the related portfolio position of the Fund could create the possibility that losses on the instrument will be greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. The Fund might not be able to close out certain positions without incurring substantial losses. To the extent the Fund utilizes futures and options transactions for hedging, such transactions should tend to minimize the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the Fund that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium and transaction costs. Losses resulting from the use of options, futures or currency transactions will reduce the Fund's net asset value, and possibly income, and the losses may be greater than if such instruments had not been used.

SHORT-SELLING


     The Capital Value Fund may engage in short-selling. Until the Capital Value Fund replaces a borrowed security in connection with a short sale, the Capital Value Fund will: (a) maintain daily a segregated account, containing liquid assets, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or (b) otherwise cover its short position.


BANK OBLIGATIONS

     Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose certificates of deposit ("CDs") may be purchased by the Fund are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending upon the principal amount of the CDs of each bank held by the Fund) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of Federal or state laws and regulations, domestic branches of domestic banks generally are required, among other things, to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower and are subject to other regulation designed to promote financial soundness. However, not all such laws and regulations apply to foreign branches of domestic banks.

     Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and time deposits ("TDs"), may be general obligations of the parent banks in addition to the issuing branches, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

     Obligations of United States branches of foreign banks may be general obligations of the parent banks in addition to the issuing branches, or may be limited by the terms of a specific obligation and by Federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, Federal branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of Federal and State branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

     In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, foreign branches of foreign banks or domestic branches of foreign banks, the Investment Adviser carefully evaluates such investments on a case-by-case basis.

REPURCHASE AGREEMENTS

     Each Fund's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by that Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Fund may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below the resale price. The Sub-Investment Adviser will monitor on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Each Fund will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.

BRADY BONDS

     The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds (Brady Bonds). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Brady Bonds issued to date generally have maturities of between 15 and 30 years from the date of issuance. The following emerging market countries have issued Brady Bonds: Argentina, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Nigeria, the Philippines, Poland, Uruguay and Venezuela. In addition, other countries may announce plans to issue Brady Bonds. The Funds may invest in Brady Bonds of emerging market countries that have been issued to date, as well as those which may be issued in the future.

     Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Discount bonds issued to date under the framework of the Brady Plan have generally borne interest computed semiannually at a rate equal to 13/16 of one percent above the then current six month LIBOR (London Interbank Offered Rate). Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the Fund will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Brady Bonds issued to date have traded at a deep discount from their face value. Certain sovereign bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 15 to 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the International Monetary Fund, the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). The Fund may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.

ZERO COUPON SECURITIES AND DISCOUNT OBLIGATIONS

     When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be.

     Zero coupon securities and Discount Obligations tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities and Discount Obligations appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Under current federal income tax law, the Fund is required to accrue as income each year a portion of the original issue discount with respect to zero coupon securities and other securities issued at a discount to the stated redemption price. Accordingly, a Fund may have to dispose of portfolio securities under disadvantageous circumstances in order to generate current cash to satisfy certain distribution requirements of that Fund. See "Additional Information Concerning Taxes."

STRUCTURED INVESTMENTS

      Issuers of structured investments are typically organized by investment banking firms which receive fees in connection with establishing each issuing entity and arranging for the placement of its securities. This type of restructuring of investment characteristics involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as Brady Bonds) and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured investments to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to structured investments is dependent on the extent of the cash flow on the underlying instruments. Because structured investments of the type in which the Fund anticipates investing typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.

     Certain issuers of structured investments may be deemed to be "investment companies" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Funds' investment in these structured investments may be limited by the restrictions contained in the 1940 Act described under "Investment Objective and Policies" in the Funds' Prospectus. Structured investments are typically sold in private placement transactions, and there currently is no active trading market for structured investments.

PREFERRED STOCK

      As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a debt security with similar stated yield characteristics.

CONVERTIBLE SECURITIES

     Convertible securities are fixed income securities that may be converted into or exchanged for, at either a stated price or stated rate, underlying shares of common stock. Convertible securities have general characteristics similar to both fixed income and equity securities. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and therefore also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

     As fixed income securities, convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. However, like all fixed income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through
                                      10
the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

WARRANTS

     The value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date. Each Fund may invest up to 5% of the value of its net assets in warrants for equity securities, but will not invest more than 2% of the value of its net assets in warrants which are not listed on the New York or American Stock Exchange.

DEPOSITORY RECEIPTS

     Depository Receipts evidence ownership of underlying securities issued by either a non-U.S. or a U.S. corporation that have been deposited with a depositary or custodian bank. Depository Receipts may be issued in connection with an offering of securities by the issuer of the underlying securities or issued by a depositary bank as a vehicle to promote investment and trading in the underlying securities. ADRs are receipts issued by U.S. banks or trust companies in respect of securities of non-U.S. issuers held on deposit for use in the U.S. securities markets. GDRs, EDRs and other types of Depository Receipts are typically issued by a U.S. bank or trust company and traded principally in the U.S. and other international markets.

RULE 144A SECURITIES

     As indicated in the Prospectus, each Fund may purchase certain restricted securities ("Rule 144A Securities") for which there is a secondary market of qualified institutional buyers, as contemplated by Rule 144A under the Securities Act of 1933. Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers.

     One effect of Rule 144A is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities will develop or be maintained. The Board of Directors has adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A are liquid or illiquid for purposes of the Fund's 15% limitation on investment in illiquid securities. Pursuant to those policies and procedures, the Board of Directors has delegated to the Investment Adviser the determination as to whether a particular security is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. The Board of Directors periodically reviews the Fund's purchases and sales of Rule 144A securities and the Investment Adviser's compliance with the above procedures.

LOAN PARTICIPATION AND ASSIGNMENTS

     As indicated in the Prospectus, the Capital Value Fund may invest in Participations and Assignments while the Strategy Fund may invest only in Participations. When the Capital Value Fund purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan (as such terms, and other capitalized terms used in this paragraph, are defined in the Prospectus). Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Capital Value Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain Sovereign Debt Obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Capital Value Fund may acquire an interest in a Loan is through a Participation and not an Assignment. The Funds may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there is no established secondary market for such securities, the Funds anticipate that such securities could be sold only to a limited number of institutional investors. The lack of an established secondary market may have an adverse impact on the value of such securities and the Funds' ability to dispose of particular Assignments or Participations when necessary to meet the Funds' liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of an established secondary market for Assignments and Participations also may make it more difficult for a Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its net asset value. A Fund will not invest more than 15% of the value of its net assets in Participations and (in the case of the Capital Value Fund) Assignments that are illiquid, and in other illiquid securities.

LEVERAGE THROUGH BORROWING (CAPITAL VALUE FUND ONLY)


     For borrowings for investment purposes, the 1940 Act requires the Capital Value Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Capital Value Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Capital Value Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. To the extent the Capital Value Fund enters into a reverse repurchase agreement, the Capital Value Fund will maintain in a segregated custodial account liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the Securities and Exchange Commission. The Securities and Exchange Commission views reverse repurchase transactions as collateralized borrowings by the Capital Value Fund.


LENDING PORTFOLIO SECURITIES

     To a limited extent, each Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, a Fund can increase its income through the investment of the cash collateral. For the purposes of this policy, the Funds consider collateral consisting of U.S. Government securities or irrevocable letters of credit issued by banks whose securities meet the standards for investment by the Funds to be the equivalent of cash. Such loans may not exceed 33 % of the value of the relevant Fund's total assets. From time to time, a Fund may return to the borrower or a third party which is unaffiliated with that Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

     The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned: (i) the relevant Fund must receive at least 100% cash collateral from the borrower;
(ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) while voting rights on the loaned securities may pass to the borrower, the Company's Directors must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification.

CERTAIN RISK FACTORS

     Lower Rated Securities. Each Fund is permitted to invest in securities rated below Baa by Moody's and below BBB by S&P. Such securities, though higher yielding, are characterized by risk. See "Description of the Fund--Risk Factors" in the Prospectus for a discussion of certain risks and "Description of Bond and Commercial Paper ratings" herein for a general description of Moody's and S&P ratings. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these securities. The Funds will rely on the Investment Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the Investment Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. It also is possible that a rating agency might not timely change the rating on a particular issue to reflect subsequent events. Once the rating of a security in a Fund's portfolio has been changed, the Investment Adviser will consider all circumstances deemed relevant in determining whether that Fund should continue to hold the security.

     Investors should be aware that the market values of many of these securities tend to be more sensitive to economic conditions than are higher rated securities and will fluctuate more over time. These securities are considered by S&P and Moody's, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

     Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

     Because there is no established retail secondary market for many of these securities, the Investment Adviser anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and a Fund's ability to dispose of particular issues when necessary to meet that Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing that Fund's portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

     These securities may be particularly susceptible to economic downturns. It is likely that any economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence for default for such securities.

     A Fund may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. The Funds have no arrangement with any persons concerning the acquisition of such securities, and the Investment Adviser will review carefully the credit and other characteristics pertinent to such new issues.

     Lower rated zero coupon securities and pay-in-kind bonds, (in which the Capital Value Fund is limited to 5% of its total assets), involve special considerations. Such zero coupon securities, pay-in-kind or delayed interest bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, the Funds will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Funds may obtain no return at all on their investment. See "Additional Information Concerning Taxes."

     Investing in Sovereign Debt Obligations of Emerging Market Countries. Investing in Sovereign Debt Obligations involves economic and political risks. The Sovereign Debt Obligations in which the Funds will invest in most cases pertain to countries that are among the world's largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Certain governments have not been able to make payments of interest on or principal of Sovereign Debt Obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers. The ability of governments to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of a country's trading partners also could adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.

     To the extent that a country develops a trade deficit, it will need to depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of a country to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

     Central banks and other governmental authorities which control the servicing of Sovereign Debt Obligations may not be willing or able to permit the payment of the principal or interest when due in accordance with the terms of the obligations. As a result, the issuers of Sovereign Debt Obligations may default on their obligations. Defaults on certain Sovereign Debt Obligations have occurred in the past. Holders of certain Sovereign Debt Obligations may be requested to participate in the restructuring and rescheduling of these obligations and to extend further loans to the issuers. These interests of holders of Sovereign Debt Obligations could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for Sovereign Debt Obligations also may be directly involved in negotiating the terms of these arrangements and, therefore, may have access to information not available to other market participants.

     Each Fund is permitted to invest in Sovereign Debt Obligations that are not current in the payment of interest or principal or are in default, so long as the Investment Adviser believes it to be consistent with that Fund's investment objective. A Fund may have limited legal recourse in the event of a default with respect to certain Sovereign Debt Obligations it holds. Bankruptcy, moratorium and other similar laws applicable to issuers of Sovereign Debt Obligations may be substantially different from those applicable to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of Sovereign Debt Obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign governments in the event of default under commercial bank loan agreements.

     Another factor bearing on the ability of a country to repay Sovereign Debt Obligations is the level of the country's international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its Sovereign Debt Obligations.

     Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past in countries in which the Fund will invest and could adversely affect the Fund's assets should these conditions or events recur.

     Foreign investment in certain Sovereign Debt Obligations is restricted or controlled to varying degrees. These restrictions or controls at times may limit or preclude foreign investment in certain Sovereign Debt Obligations and increase the costs and expenses of the Fund investing in such instruments. Certain countries in which the Funds will invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

     In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to that Fund of any restrictions on investments. Investing in local markets may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

                             INVESTMENT RESTRICTIONS

         COMSTOCK PARTNERS CAPITAL VALUE FUND (FUNDAMENTAL RESTRICTIONS)

     In addition to the restrictions described under "Investment Restrictions" in the Prospectus, the Capital Value Fund may not:

     1. Make loans to others, except through the purchase of debt obligations or the entry into repurchase agreements. However, the Fund may lend its portfolio securities in any amount not to exceed 33 % of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board of Directors.

     2. Purchase securities on margin, but the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

     3.  Purchase or sell commodities or commodity contracts.

     4. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow or similar arrangements in connection with portfolio transactions, such as in connection with writing covered options and the purchase of securities on a when-issued or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to options, futures contracts, including those relating to indices, and options on futures contracts or indices, or in connection with the purchase of any securities on margin for purposes of Investment Restriction No. 2 above.

     5. Purchase the obligations of any issuer if such purchase would cause more than 5% of the value of its total assets to be invested in securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested, and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities may be purchased, without regard to such limitations.

     6. Purchase, hold or deal in real estate, but this shall not prohibit the Fund from investing in securities of companies engaged in real estate activities or investments.

     7. Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

           COMSTOCK PARTNERS STRATEGY FUND (FUNDAMENTAL RESTRICTIONS)

     In addition to the restrictions described under "Investment Restrictions" in the Prospectus, the Strategy Fund may not:

     1. Make loans of securities to other persons in excess of 33-1/3% of its total assets; provided the Fund may invest without limitation in short-term obligations (including repurchase agreements) and publicly distributed obligations.

     2. Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

     3. Purchase or sell real estate or any interest therein, except securities issued by companies (including partnerships and real estate investment trusts) that invest in real estate or interests therein.

     4. Purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures and options on futures.

     5. Purchase or sell commodities or commodity contracts, except that, for the purpose of hedging, it may enter into (i) contracts for the purchase or sale of debt and/or equity securities for future delivery, including futures contracts and options on domestic and foreign securities indices and (ii) forward foreign currency exchange contracts and foreign currency futures contracts, as well as option contracts on foreign currencies.

     The Capital Value Fund has adopted restriction 3 above, and the Strategy Fund has adopted restriction number 5 above, in order to comply with certain state securities laws. In these laws, the term "commodity contract" is defined as a "contract or option providing for the delivery or receipt at a future date of a specified amount and grade of a traded commodity at a specified price and delivery point." None of the transactions described in the Funds' Prospectus under the caption "Certain Additional Investments and Investment Strategies - Derivatives Transactions - Options, Futures and Currencies" and in this Statement of Additional Information under the caption "Additional Information Concerning Portfolio Activities - Options, Futures and Currency Transactions" (other than certain transactions involving securities or indices of securities, which the Funds do not consider to be "commodities" for purposes of this restriction) involves the delivery or receipt of a commodity; all such transactions are settled by means of cash payments. Accordingly, such transactions are not subject to the restrictions set forth above.

     A Fund's fundamental investment restrictions set forth above, together with those described in the Prospectus, may not be changed without the affirmative vote of the holders of a majority of that Fund's outstanding voting securities, as defined under "Capital Stock" in this Statement of Additional Information.

      COMSTOCK PARTNERS CAPITAL VALUE FUND (OTHER INVESTMENT RESTRICTIONS)

     In addition to the fundamental investment restrictions set forth above, the Company's Board of Directors has adopted the following investment restrictions with respect to the Capital Value Fund in order to comply with certain legal requirements. The following restrictions are not fundamental policies of the Capital Value Fund and may be changed by the Company's Board of Directors without the approval of shareholders of the Capital Value Fund. The Capital Value Fund may not:

     1. Purchase the securities of any issuer if such purchase would cause the Fund to hold more than 10% of the outstanding voting securities of such issuer. This restriction applies only with respect to 75% of the Fund's assets.


     2. Invest in interests in oil, gas or mineral exploration or development programs.

     3. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more that 15% of the value of the Fund's net assets would be so invested.

     4. Invest more than 15% of its net assets in illiquid securities.


          COMSTOCK PARTNERS STRATEGY FUND (OTHER INVESTMENT RESTRICTIONS)

     In addition to the fundamental investment restrictions set forth above, the Company's Board of Directors has adopted the following investment restrictions with respect to the Strategy Fund in order to comply with certain legal requirements. The following restrictions are not fundamental policies of the Strategy Fund and may be changed by the Company's Board of Directors without the approval of shareholders of the Strategy Fund. The Strategy Fund may not:


     1. Invest in oil, gas or other mineral exploration development programs or leases.

     2. Purchase or sell securities issued by companies (including partnerships and real estate investment trusts) that invest in real estate or interests therein, except readily marketable interests in real estate investment trusts or readily marketable securities of companies (including partnerships) which invest in real estate.

     3. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 15% of the value of the Fund's net assets would be so invested.

     4. Invest more than 15% of its net assets in illiquid securities.


                   -------------------------------

     If a percentage restriction set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changes in value or in the number of outstanding securities of an issuer will not be considered a violation.

     If a percentage restriction is adhered to at the time an investment is made, a later increase in percentage resulting from a change in values or assets will not constitute a violation of such restriction. However, in the event that asset coverage on any borrowing by a Fund falls below the level required by
Section 18 of the 1940 Act, that Fund will reduce its borrowings to the extent it is required to do so by Section 18(f)(1) of the 1940 Act.


                             MANAGEMENT ARRANGEMENTS

DIRECTORS AND OFFICERS

     The Board of Directors of the Company is responsible for the overall management and operation of the Funds. The directors and executive officers of the Company and their principal occupations during the last five years are set forth below.

Name, Address, and Age                       Position(s) with Company                 Principal Occupation(s)
                                                                                      During Past 5 Years
----------------------                       -------------------------                -----------------------


*Charles L. Minter                           Director, Chairman of the Board,         Director, Vice Chairman of the Board
993 Lenox Drive, Suite 106                   President, and Member of Executive       and Secretary of Comstock Partners,
Lawrenceville, New Jersey 08648              Committee                                Inc. since January 1987, and President
56 years old                                                                          of Comstock Partners, Inc. since March
                                                                                      1994.

M. Bruce Adelberg                            Director, Member of                      Consultant, MBA Research Group and
MBA Research                                 Audit Committee                          Director of Carrols Corporation (food
33 Channel Lane                                                                       services) and Carrols Holdings, Inc.
Salem, SC 29676
60 years old

E.W. Kelley                                  Director, Member of Audit Committee      Managing General Partner, Kelley &
Kelley & Partners, Ltd.                                                               Partners, Ltd. (consumer products and
36 South Pennsylvania Street                                                          services). Chairman, Consolidated
Suite 550                                                                             Products, Inc. (food services).
Indianapolis, IN
80 years old

Sven B. Karlen, Jr.                          Director, Member of Audit Committee      General Partner of Grandview Partners,
Grandview Partners, L.P.                                                              L.P. (investments)
One Financial Center
Boston, MA 02111
53 years old

Robert M. Smith                              Director, Member of Audit                President, Smith Advisers, Ltd.
Ansbacher (Dublin)                           Committee                                (investments), from January 1993 -
Smith Advisers, LTD.                                                                  November 1995, President and Director
812 Coachway                                                                          of Ansbacher (Dublin) Asset Management
Annapolis, MD  21401                                                                  Ltd.
67 years old

*W. Troy Hottenstein, CFA                    Secretary                                Chief Operating Officer and, since
993 Lenox Drive, Suite 106                                                            1991, Research Analyst at Comstock
Lawrenceville, New Jersey 08648                                                       Partners, Inc.
28 years old

*Robert C. Ringstad                          Vice President, Treasurer, Chief         Vice President Operations--Regent
993 Lenox Drive, Suite 106                   Financial Officer and Assistant          Investor Services
Lawrenceville, New Jersey 08648              Secretary
66 years old

                                              17


*Interested person as defined in the 1940 Act, because of affiliations with Comstock Partners, Inc., the Investment Adviser.



     For so long as the Class A, Class B or Class C Service and Distribution Plans remain in effect, the Directors of the Company who are not "interested persons" of the Company, as defined in the 1940 Act, will be selected and nominated by the Directors who are not "interested persons" of the Company.

     The Executive Committee of the Board of Directors of the Company exercises all of the powers and authority of the Board of Directors between meetings of the Board of Directors.

     As of July 1996, the Company pays each non-interested director a fee of $20,000 per year (consisting of $10,000 per portfolio of the Company), and reimburses each such director for expenses of attendance.



 No Director of the Company serves as a director of any other investment company advised or administered by The Dreyfus Corporation, the Funds' sub-investment adviser. None of the Company's officers, nor any affiliated persons of the Company, received aggregate compensation in excess of $60,000 from the Company during the fiscal year ended April 30, 1997. For the fiscal year ended April 30, 1997, the aggregate amount of fees and expenses received by each Director from the Company were



                                                                           Pension or
                                                                           Retirement                             Total
                                                       Aggregate            Benefits         Estimated         Compensation
                                                      Compensation      Accrued as Part   Annual Benefits      From Company
                                                         From              of Company          Upon            Paid to Board
Name of Board Member                                   Company*             Expenses        Retirement            Member*
--------------------                                  ------------      ---------------   ---------------      -------------
Stanley D. Salvigsen                                       0                  0                 0                  0
Charles L. Minter                                          0                  0                 0                  0
M. Bruce Adelberg                                          $                  0                 0                  $
Robert M. Goodyear, Jr.                                    $                  0                 0                  $
Sven B. Karlen, Jr.                                        $                  0                 0                  $
E. W. Kelley                                               $                  0                 0                  $
Bruce C. Lueck                                             $                  0                 0                  $
Robert M. Smith                                            $                  0                 0                  $


----------------------------------------------------

* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $________ for the Company.




     As of June 19, 1997, the following entities were known by the Capital Value Fund to own, of record or beneficially, 5% or more of the Capital Value Fund's outstanding voting securities: Merrill Lynch, Pierce, Fenner & Smith Incorporated was the record owner of 18.7556% of the outstanding Class A shares, 30.8674% of the outstanding Class B shares and 42.0961% of the outstanding Class C shares, of the Capital Value Fund; and J.R. Levy Family LTD, Westcliff Capital Management and Dreyfus Trust Co. Custodian FBO Vance C. Brown, respectively, were the record owners of 72.4630%, 14.8530% and 9.4943% of the outstanding Class R shares.

     As of June 19, 1997, the following entities were known by the Strategy Fund to own, of record or beneficially, 5% or more of the Strategy Fund's outstanding voting securities: Merrill Lynch, Pierce, Fenner & Smith Incorporated was the record owner of 53.2452% of the outstanding Class O shares, 50.0335% of the outstanding Class A shares and 77.7796% of the outstanding Class C shares, of the Strategy Fund.


     The officers and directors of the Company own less than 1% of each Class of the Funds.

INVESTMENT ADVISER

     The Company, on behalf of the Capital Value Fund, has engaged the Investment Adviser to provide professional investment management for the Fund pursuant to an Investment Advisory Agreement, dated as of July 25, 1996, between the Fund and the Investment Adviser (the "Capital Value Fund Investment Advisory Agreement"). In addition, the Company, on behalf of the Strategy Fund, has engaged the Investment Adviser to provide professional investment management for the Strategy Fund pursuant to an Amended Investment Advisory Agreement between the Fund and the Investment Adviser (the "Strategy Fund Investment Advisory Agreement"). Unless earlier terminated as described below, the Capital Value Fund Investment Advisory Agreement will remain in effect until two years from the date of its effectiveness and from year to year thereafter if approved annually (i) by a majority of the non-interested directors of the Company (as defined in the 1940 Act) and (ii) by the Board of Directors of the Company or by a majority of the outstanding shares of the Capital Value Fund (as defined in the 1940 Act). In addition, unless earlier terminated as described below, the Strategy Fund Investment Advisory Agreement will remain in effect until September 30, 1996 and from year to year thereafter if approved annually (i) by a majority of the non-interested directors of the Company (as defined in the 1940 Act) and (ii) by the Board of Directors of the Company or by a majority of the outstanding shares of the Strategy Fund (as defined in the 1940 Act). Either Investment Advisory Agreement may be terminated without penalty on 60 days' written notice by either party thereto or by vote of the stockholders of the relevant Fund, and will terminate automatically on assignment.

     The Company (including the Funds) may, so long as each Investment Advisory Agreement remains in effect, use "Comstock" as part of its name. The Investment Adviser may, upon termination of an Investment Advisory Agreement, require the Company (including the Funds) to refrain from using the name "Comstock" in any form or combination in its name or in its business.

     If expenses borne by a Fund in any fiscal year exceed expense limitations imposed by applicable state securities regulations, the Investment Adviser will reimburse that Fund for any such excess to the extent required by such regulations in an amount not to exceed the Investment Adviser's annual fee during the period in which such limitations were exceeded. Certain expenses such as brokerage commissions, taxes, extraordinary expenses and interest are excluded from such limitations, and the expenses incurred by Class A, Class B and Class C shares of the relevant Fund pursuant to the Fund's Class A, Class B and Class C Service and Distribution Plans, respectively, are included within such expenses only to the extent required by any state in which the Fund's shares are qualified for sale. California is the only state which currently imposes such an expense limitation. The limitation is 2.5% of the first $30 million of average net assets, 2.0% of the next $70 million of average net assets and 1.5% of the remaining average net assets.


     The investment advisory fees paid by the Strategy Fund to the Investment Adviser for the fiscal years ended April 30, 1995, April 30, 1996 and April 30, 1997 amounted to $2,858,688, $1,977,868, and $___________, respectively. The investment advisory fee paid by the Capital Value Fund to the Investment Adviser for the period July 25, 1996 through April 30, 1997 amounted to $________.


SUB-INVESTMENT ADVISER

     The Company, on behalf of the Capital Value Fund, and the Investment Adviser, on behalf of the Strategy Fund, has engaged The Dreyfus Corporation (the "Sub-Investment Adviser") to provide sub-investment advisory services to the Funds.

     The Sub-Investment Advisory and Administration Agreement, dated as of July 25, 1996 (the "Capital Value Fund Sub-Investment Advisory Agreement"), between the Company and the Sub-Investment Adviser, will remain in effect until two years from the date of its effectiveness and from year to year thereafter if approved annually (i) by a majority of the non-interested directors (as defined in the 1940 Act) of the Company and (ii) by the Board of Directors of the Company or by a majority (as defined in the 1940 Act) of the outstanding shares of the Capital Value Fund. The Capital Value Fund Sub-Investment Advisory Agreement may be terminated without penalty on 60 days' written notice, by either party thereto, by the Company or by vote of the stockholders of the Fund, and will terminate automatically on assignment (as defined in the 1940 Act).

     In addition, the Amended Sub-Investment Advisory Agreement (the "Strategy Fund Sub-Investment Advisory Agreement"), between the Sub-Investment Adviser and the Investment Adviser, will remain in effect until September 30, 1996 and from year to year thereafter if approved annually (i) by a majority of the non-interested directors of the Company and (ii) by the Board of Directors of the Company or by a majority of the outstanding shares of the Fund. The Sub-Investment

Advisory Agreement may be terminated without penalty on 60 days' written notice, by either party thereto, by the Company or by vote of the stockholders of the Fund, and will terminate automatically on assignment.

     Under the Capital Value Fund Sub-Investment Advisory Agreement, the Sub-Investment Adviser is obligated to waive, reduce or refund its fees received from the Company on behalf of the Fund if and to the extent that the Investment Adviser has waived, reduced or refunded all of the fees it was entitled to receive during the period expense limitations, applicable to the Fund and imposed by state securities laws, were exceeded and the Fund continues to exceed those limitations.

     Under the Strategy Fund Sub-Investment Advisory Agreement, the Sub-Investment Adviser is obligated to reimburse the Investment Adviser in proportion to the respective fees received by them to the extent that any expense limitations applicable to the Fund imposed by state securities laws are exceeded.


     For the fiscal years ended April 30, 1995, April 30, 1996 and April 30, 1997 the Sub-Investment Adviser received fees from the Investment Adviser with respect to the Strategy Fund in the amounts of $714,673, $494,467 and $__________, respectively, from the Investment Adviser. For the period July 25, 1996 through April 30, 1997 the Sub-Investment Adviser received a fee from the Capital Value Fund for sub-investment advisory and administration services in the amount of $----------.



ADMINISTRATOR


         Under the terms of the Amended Administration Agreement between Princeton Administrators, L.P. (the "Princeton") and the Strategy Fund, Princeton performs or arranges for the performance of certain administrative services necessary for the operation of the Strategy Fund. For the services rendered to the Strategy Fund and the facilities furnished, the Strategy Fund pays Princeton a monthly fee equal to the greater of (i) $300,000 per annum ($25,000 per month), or (ii) an annual rate equal to .25% of the Strategy Fund's average daily net assets up to $100 million, .225% of the Strategy Fund's average daily net assets on the next $100 million, .20% of the Strategy Fund's average daily net assets on the next $400 million and 0.175% of the Strategy Fund's average daily net assets in excess of $600 million. For the fiscal years ended April 30, 1995, April 30, 1996, and April 30, 1997 Princeton received fees pursuant to the contractual arrangements then in effect amounting to $1,027,896, $734,288, and $_________, respectively, from the Strategy Fund.

      Under the terms of the Sub-Investment Advisory and Administration Agreement relating to the Capital Value Fund, the Sub-Investment Adviser has agreed to perform or arrange for the performance of certain administrative services necessary for the operation of the Capital Value Fund, including, among other responsibilities, supplying office facilities, statistical and research data, data processing services, clerical, accounting and bookkeeping services, internal auditing services, internal executive and administrative services, and stationery and office supplies; preparing reports to the Capital Value Fund's shareholders, tax returns, reports to and filings with state Blue Sky authorities; calculating the net asset value of the Capital Value Fund on a daily basis; and, subject to the supervision of the Company's Board of Directors, generally assisting in all aspects of the Capital Value Fund's operations (except with respect to investment advisory services provided by the Investment Adviser). For a description of the fees payable by Capital Value Fund to the Sub-Investment Adviser, see "Management Arrangements---Sub-Investment Adviser" above.


     Pursuant to an agreement, dated as of July 25, 1996, Princeton, the Sub-Investment Adviser and the Company agreed that, in addition to its responsibilities under the Sub-Investment Advisory Agreement relating to the Capital Value Fund, among other things, the Sub-Investment Adviser shall prepare and file all State Blue Sky filings for the Company, on behalf of the Strategy Fund, and prepare and file with the Securities and Exchange Commission each N-SAR for the Company. The Sub-Investment-Adviser agreed to adhere to the standard of care which applies to the Sub-Investment Adviser pursuant to the Capital Value Fund Sub-Investment Advisory and Administration Agreement. In addition, the parties also agreed that Princeton shall have no responsibility for the performance of such services under the Strategy Fund Administration Agreement.

     In addition, pursuant to an agreement, dated as of July 25, 1996, Princeton, the Sub-Investment Adviser and the Company agreed that, in addition to its responsibilities under the Administration Agreement relating to the Strategy Fund, among other things, Princeton shall perform certain administrative services for the Capital Value Fund, including the preparation and distribution of materials to the Company's Board of Directors in connection with meetings of the Board and any committee thereof and the preparation and distribution of minutes to such meeting. Princeton agreed to adhere to the standard of care which applies to Princeton pursuant to the Strategy Fund Administration Agreement. In addition, the parties also agreed that the Sub-Investment Adviser shall have no responsibility for the performance of such services under the Capital Value Fund Sub-Investment Advisory and Administration Agreement.

FUND EXPENSES

     Except for the expenses borne by the Investment Adviser, the Sub-Investment Adviser, Princeton and the Distributor (as described below) pursuant to their respective agreements, the Company, on behalf of the relevant Fund, will pay all expenses incurred in connection with its operation, including, among other things, organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, Securities and Exchange Commission fees and Blue Sky qualification fees, fees and expenses of non-interested directors, officers' and employees' fees (other than officers or employees of the Investment Advisor, the Sub-Investment Advisor or any affiliate thereof), investment and sub-investment advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Company's or such Fund's existence, payments to service organizations, costs of independent pricing services, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholder reports and meetings and any extraordinary expenses. Expenses attributable solely to a particular Class, including the additional incremental shareholder administrative expenses resulting from the Class B and Class C deferred sales charge arrangements, are borne exclusively by that Class. In addition, the Class A shares of each of the Funds bear certain servicing expenses in accordance with the Class A Service and Distribution Plan, and the Class B shares of the Capital Value Fund and Class C shares of the Capital Value Fund and Strategy Fund bear certain servicing and distribution expenses in accordance with the Class B and Class C Service and Distribution Plans. See "Service and Distribution Plans."

                             PURCHASE OF FUND SHARES

THE DISTRIBUTOR

     Premier Mutual Fund Services, Inc. serves as the Funds' distributor on a best efforts basis (the "Distributor") pursuant to an agreement which is renewable annually. The Distributor also acts as distributor for funds in the Dreyfus Family of Funds and for certain other investment companies.

TELETRANSFER PRIVILEGE

     TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 P.M., New York time, on any business day that Dreyfus Transfer, Inc., the Funds' transfer and dividend disbursing agent (the "Transfer Agent"), and the New York Stock Exchange are open for business will be credited to the shareholder's account in the relevant Fund on the next bank business day following such purchase order. Purchase orders made after 4:00 P.M., New York time, on any business day the Transfer Agent and the New York Stock Exchange are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use the TeleTransfer Privilege, payments for purchase of a Fund's shares must be drawn on, and redemption proceeds paid to, the same bank and account as is designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See "Redemption of Fund Shares--Stock Certificates; Signatures."

SALES LOADS-CLASS A

     The scale of sales loads applies to purchases of Class A shares of the Capital Value Fund or the Strategy Fund made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) although more than one beneficiary is involved; or a group of accounts established by or on behalf of employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k) and 457 of the Code); or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense. The term "purchaser" shall not include an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children and such individual and/or spouse purchasing securities on behalf of his or her IRA, Keogh Plan, or 403(b)(7) Plan to the extent such 403(b)(7) Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), custodial account or under certain employee benefit plans or other programs due to concerns that such aggregation might constitute a prohibited transaction under the Code or ERISA.

                            REDEMPTION OF FUND SHARES

WIRE REDEMPTION PRIVILEGE

     By using this Privilege, the investor authorizes the Transfer Agent to act on wire or telephone redemption instructions from any person representing himself or herself to be the investor or a representative of the investor's Service Agent, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, a Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt if the Transfer Agent receives the redemption request in proper form and the price for such payment will be at the next determined net asset value following such redemption request. Redemption proceeds will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form. Redemption proceeds, if wired, must be in the amount of $1,000 or more and will be wired to the investor's account at the bank of record designated in the investor's file at the Transfer Agent, if the investor's bank is a member of the Federal Reserve System, or to a correspondent bank if the investor's bank is not a member. Fees ordinarily are imposed by such bank and usually are borne by the investor. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account.

     Investors with access to telegraphic equipment may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmissions:

                                                      Transfer Agent's
           Transmittal Code                           Answer Back Sign
           ----------------                           ----------------
                144295                                 144295 TSSG PREP


     Investors who do not have direct access to telegraphic equipment may have the wire transmitted by contacting a TREED Cables operator at 1-800-654-7171, toll free. Investors should advise the operator that the above transmittal code must be used and should also inform the operator of the Transfer Agent's answer back sign.

     To change the commercial bank or account designated to receive wire redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Stock Certificates; Signatures."

REDEMPTIONS IN KIND

     The Board of Directors reserves the right to make payments in whole or in part in securities or other assets of a Fund in case of an emergency or any time a cash distribution would impair the liquidity of that Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as that Fund's portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred.

SUSPENSION OF REDEMPTIONS

     The right of redemption may be suspended or the date of payment postponed by a Fund (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the Fund's shareholders.

STOCK CERTIFICATES; SIGNATURES

     Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call 1-800-645-6561.

                              SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE

     Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

         A. Exchanges for shares of funds that are offered without a sales load will be made without a sales load.

         B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

         C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

         D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

         E. Shares of funds subject to a contingent deferred sales charge ("CDSC") that are exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds, and for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased.

     To accomplish an exchange under item D above, shareholders must notify the Transfer Agent of their prior ownership of such fund shares and their account number.


     To request an exchange, an investor or the investor's Service Agent acting on the investor's behalf must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless the investor checks the applicable "No" box on the Account Application, indicating that the investor specifically refuses this Privilege. By using the Telephone Exchange Privilege, the investor authorizes the Transfer Agent to act on telephonic instructions (including over The Touch automated telephone system) from any person representing himself or herself to be the investor or a representative of the investor's Service Agent, and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange.

     Exchanges of Class R shares of the Capital Value Fund held by a Retirement Plan may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund.

     To establish a new account by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for shares of the fund into which the exchange is being made. For Dreyfus-sponsored Keogh Plans, IRAs and IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") with only one participant, the minimum initial investment is $750. To exchange shares held in corporate plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, the minimum initial investment is $100 if the plan has at least $2,500 invested among shares of the funds in the Dreyfus Family of Funds. To exchange shares held in personal retirement plans, the shares exchanged must have a current value of at least $100.

AUTO-EXCHANGE PRIVILEGE

     The Auto-Exchange Privilege permits an investor to purchase, in exchange for shares of a Fund, shares of another fund advised or administered by the Sub-Investment Adviser. This Privilege is available only for existing accounts. With respect to Class R shares of the Capital Value Fund held by a Retirement Plan, exchanges may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund. Shares will be exchanged on the basis of relative net asset value as described above under "Exchange Privilege." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. An investor will be notified if his account falls below the amount designated to be exchanged under this Privilege. In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

         The Exchange Privilege and the Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

         Shareholder Services Forms and prospectuses of other funds may be obtained by calling 1-800-645-6561. The Company reserves the right to reject any exchange request in whole or in part. The Exchange Privilege or the Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

AUTOMATIC WITHDRAWAL PLAN

     The Automatic Withdrawal Plan permits an investor with a $5,000 minimum account to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis. Withdrawal payments are the proceeds from sales of shares of a Fund, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, the investor's shares will be reduced and eventually may be depleted. An Automatic Withdrawal Plan may be established by completing the appropriate application available from the Distributor. The Automatic Withdrawal Plan may be terminated at any time by the investor, a Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan. Class B or Class C shares of a Fund withdrawn pursuant to the Automatic Withdrawal Plan will be subject to any applicable CDSC.

DIVIDEND SWEEP

     The Dividend Sweep privilege allows investors to invest on the payment date their dividends or dividends and capital gains distributions, if any, from a Fund in shares of another fund advised or administered by the Sub-Investment Adviser of which the investor is a shareholder. Shares of other funds purchased pursuant to the Dividend Sweep will be purchased on the basis of relative net asset value per share as follows:

         A. Dividends and distributions paid by a fund may be invested without imposition of a sales load in shares of other funds that are offered without sales load.

         B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

         C. Dividends and distributions paid by a fund which charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.

         D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge ("CDSC") and the applicable CDSC, if any, will be imposed upon redemption of such shares.

CORPORATE PENSION/PROFIT-SHARING AND PERSONAL RETIREMENT PLANS

     Each Fund makes available to corporations a variety of prototype pension and profit sharing plans, including a 401(k) Salary Reduction Plan. In addition, each Fund makes available Keogh Plans, IRAs, including SEP-IRAs and IRA "Rollover Accounts," and 403(b)(7) Plans. Plan support services are also available. For details, please call toll free 1-800-358-5566.

     Investors who wish to purchase shares of a Fund in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including a SEP-IRA, may request from the Distributor forms for adoption of such plans.

     The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

     Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian. Purchases for these plans may not be made in advance of receipt of funds.

     The minimum initial investment for corporate plans, Salary Reduction Plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, is $2,500 with no minimum on subsequent purchases. The minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant, is normally $750 with no minimum on subsequent purchases. Individuals who open an IRA also may open a non-working spousal IRA with a minimum investment of $250.

     The investor should read the Prototype Retirement Plan and the appropriate form of Custodial Agreement for further details on eligibility, service fees and tax implications, and should consult a tax adviser.

                         SERVICE AND DISTRIBUTION PLANS

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Service and Distribution Plans."

SERVICE AND DISTRIBUTION PLAN - CLASS A SHARES

     Rule 12b-1 (the "Rule") adopted by the SEC under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. Because some or all of the fees paid for advertising or marketing the Class A shares of the Company and the fees paid to the Distributor and to certain banks, brokers, dealers or other financial institutions (collectively, "Service Agents") could be deemed to be payment of distribution expenses, the Company's Board of Directors has adopted such a plan with respect to the Class A shares of each Fund (the "Class A Service and Distribution Plan"). The Company's Board of Directors believes that there is a reasonable likelihood that the Class A Service and Distribution Plan will benefit each Fund and its Class A shareholders. In some states, banks or other financial institutions effecting transactions in Class A shares may be required to register as dealers pursuant to state law.

     Under the Class A Service and Distribution Plan, servicing shareholder accounts with respect to the Class A shares may include, among other things, one or more of the following: answering client inquiries regarding the Fund; assisting clients in changing dividend options, account designations and addresses; performing subaccounting; establishing and maintaining shareholder accounts and records; processing purchase and redemption transactions; investing client cash account balances automatically in Fund shares; providing periodic statements showing a client's account balance and integrating such statements with those of other transactions and balances in the client's other accounts serviced by the Service Agent; arranging for bank wires; and such other services as the Fund may request, to the extent the Service Agent is permitted by applicable statute, rule or regulation.


         For the fiscal years ended April 30, 1995, April 30, 1996 and April 30, 1997 the Strategy Fund's Class A shares bore expenses of $60,311, $261,869 and $___________, respectively, pursuant to the Class A Services and Distribution Plan (formerly known as the "Account Maintenance Plan"). For the period from July 25, 1996 through April 30, 1997 the Capital Value Fund's Class A shares bore expenses of $________ pursuant to the Class A Services and Distribution Plan.


SERVICE AND DISTRIBUTION PLANS-CLASS B SHARES AND CLASS C SHARES

     In addition to the above described Class A Service and Distribution Plan, the Company's Board of Directors has adopted a Class B Service and Distribution Plan and a Class C Service and Distribution Plan under the Rule with respect to Class B of the Capital Value Fund and Class C shares of each Fund, pursuant to which the Company, on behalf of the relevant Fund, pays the Distributor and Dreyfus Service Corporation for distributing such Fund's Class B shares (in the case of the Capital Value Fund) and Class C shares, respectively, and for the provision of certain services to the holders of such Class B and Class C shares. The Company's Board of Directors believes that there is a reasonable likelihood that the Class B Service and Distribution Plan will benefit the Capital Value Fund and its Class B shareholders and that the Class C Service and Distribution Plan will benefit each Fund and its Class C shareholders.


     For the period July 25, 1996 through April 30, 1997 the Capital Value Fund's Class B and C shares bore expenses of $__________ and $______________, respectively pursuant to the respective Class B and C Service and Distribution Plans. For the period August 1, 1995 through April 30, 1996 and for the fiscal year ended April 30, 1997 the Strategy Fund's Class B shares bore expenses of $_____________and $_________, respectively pursuant to the Class C Service and Distribution Plan.


GENERAL

     Quarterly reports of the amounts expended under each of the Class A, Class B and Class C Service and Distribution Plans, and the purposes for which such expenditures were incurred, must be made to the Board of Directors for its review. In addition, the Class A, Class B and Class C Service and Distribution Plans each provide that it may not be amended to increase materially the cost which the Class A, Class B or Class C shares of a Fund, respectively, may bear pursuant to such plan without the approval of such Class A, Class B or Class C shareholders, respectively, and that other material amendments of the Class A, Class B or Class C Service and Distribution Plan must be approved by the Board of Directors, and by the Directors who are neither interested persons of the Company nor have any direct or indirect financial interest in the operation of such plans or in any agreements entered into in connection with such plans, by vote cast in person at a meeting called for the purpose of considering such amendments. The Class A, Class B and Class C Service and Distribution Plans and the related service agreements are subject to annual approval by such vote of the Board of Directors cast in person at a meeting called for the purpose of voting on the Class A, Class B and Class C Service and Distribution Plans. The Class A, Class B and Class C Service and Distribution Plans may each be terminated at any time, with respect to a Fund, by vote of a majority of the Directors who are not interested persons and have no direct or indirect financial interest in the operation of such plans or in any agreements entered into in connection with such plans or by vote of a majority of the Class A, Class B or Class C shares of a Fund, respectively. Any related service agreement may be terminated without penalty at any time, by such vote. Each service agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

                             PORTFOLIO TRANSACTIONS


     The Strategy Fund's portfolio turnover rate for the period beginning May 28, 1988 (commencement of operations) and ending April 30, 1989 and the fiscal years ended April 30, 1990, April 30, 1991, April 30, 1992, April 30, 1993,
April 30, 1994, April 30, 1995, April 30, 1996 and April 30, 1997 were 38%, 40%,
16%, 89%, 56%, 31%, 100%, 96%, and __%, respectively. The Capital Value Fund's portfolio turnover rate for the period from July 25, 1996 through April 30, 1997 was ___% (annualized).

     The Investment Adviser has discretion to select brokers and dealers to execute portfolio transactions initiated by the Investment Adviser and to select the markets in which such transactions are to be executed. Each Investment Advisory Agreement provides, in substance, that in executing portfolio transactions and selecting brokers or dealers, the primary responsibility of the Investment Adviser is to seek the best combination of net price and execution for the relevant Fund. It is expected that securities will ordinarily be purchased in the primary markets, and that in assessing the best net price and execution available to a Fund, the Investment Adviser will consider all factors it deems relevant, including the breadth of the market in the security, the size of the transaction, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). Transactions in foreign securities markets may involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. The purchase by a Fund of participations may be pursuant to privately negotiated transactions pursuant to which that Fund may be required to pay fees to the seller or forego a portion of payments in respect of the participation.

     In selecting brokers to execute particular transactions and in evaluating the best net price and execution available, the Investment Adviser is authorized to consider "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934). The Investment Adviser is also authorized to cause a Fund to pay to a broker who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction. The Investment Adviser must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Investment Adviser exercises investment discretion. The Investment Adviser may also have arrangements with brokers pursuant to which such brokers provide research services to the Investment Adviser in exchange for the placement of transactions with such brokers. Research services furnished by brokers through whom a Fund effects securities transactions may be used by the Investment Adviser in servicing all of the accounts of the Fund for which investment discretion is exercised by the Investment Adviser, and not all such services may be used by the Investment Adviser in connection with the Funds. The research services provided may include, among other things, market quotation and news services, portfolio analytic systems and support, access to economic databases and analyses of macroeconomic and financial trends.

     Each Investment Advisory Agreement requires the Investment Adviser to provide fair and equitable treatment to the relevant Fund in the selection of portfolio investments and the allocation of investment opportunities as between that Fund and the Investment Adviser's other investment management clients, but does not obligate the Investment Adviser to give that Fund exclusive or preferential treatment. It is likely that from time to time the Investment Adviser may make similar investment decisions for a Fund and its other clients. In some cases, the simultaneous purchase or sale of the same security by a Fund and another client of the Investment Adviser could have a detrimental effect on the price or volume of the security to be purchased or sold, as far as that Fund is concerned. In other cases, coordination with transactions for other clients and the ability to participate in volume transactions could benefit the Fund engaging in the transaction.

                     ADDITIONAL INFORMATION CONCERNING TAXES

GENERAL


     The Strategy Fund and the Capital Value Fund have each qualified, and elected, to be treated as a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, a Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) derive in each taxable year less than 30% of its gross income from the sale or other disposition of any of the following held for less than three months: stock or securities, or options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies), or foreign currencies (or options, futures or forward contracts on foreign currencies) but only if such currencies (or options, futures or forward contracts) are not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stocks or securities (the "30% Limitation"); and (c) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, United States Government securities, securities of other RICs and other securities with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than United States Government securities or the securities of other RICs). These requirements may restrict the degree to which a Fund may realize short-term gains and limit the range of that Fund's investments.

     As a RIC, a Fund will not be subject to federal income tax on its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and "net capital gains" (i.e., the excess of a Fund's long-term capital gains over net short-term capital losses), if any, that it distributes in each taxable year to its shareholders, provided that the Fund distributes at least 90% of its net investment income for such taxable year. However, a Fund would be subject to corporate income tax (currently at a rate of 35%) on any undistributed net investment income and net capital gains. Each Fund expects to designate amounts retained as undistributed net capital gains in a notice to its shareholders who will be (i) required to include in income for United States federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (ii) entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount, against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed net capital gains included in the shareholder's income.

     Each Fund will be subject to a nondeductible 4% federal excise tax to the extent that the Fund does not distribute by the end of each calendar year: (a) at least 98% of its ordinary income for such year, (b) at least 98% of its capital gain income (generally the excess, if any, of its capital gains over its capital losses) for the one-year period ending, as a general rule, on October 31 of that year, and (c) 100% of undistributed ordinary income and capital gain net income from the preceding calendar year (if any) pursuant to the calculations on
(a) and (b). For this purpose, any income or gain retained by that Fund that is subject to a corporate tax will be considered to have been distributed by year-end.


     Each Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in obligations such as certain Brady Bonds or zero coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price) or market discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over the basis of the security immediately after it was acquired) if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any of the foregoing income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to dispose of other securities to be able to make distributions to its investors. The extent to which a Fund may liquidate securities at a gain may be limited by the 30% limitation discussed above.

FOREIGN WITHHOLDING TAXES

     A Fund may be subject to certain taxes imposed by foreign countries with respect to its income and capital gains. If a Fund qualifies as a RIC, certain distribution requirements are met and more than 50% in value of a Fund's total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect to treat any foreign income taxes paid by it as paid by its shareholders. If eligible, each Fund intends to make this election. If a Fund makes this election, its shareholders will be required to include in income their respective pro rata portions of foreign income taxes paid by the Fund and, if they itemize their deductions, will be entitled to deduct such respective pro rata portions in computing their taxable incomes or, alternatively, to claim foreign tax credits (subject to the limitations discussed below). Each year that the Fund makes this election, it will report to its shareholders the amount per share of foreign income taxes it has elected to have treated as paid by its shareholders.


     Generally, a credit for foreign income taxes is subject to the limitation that it may not exceed the shareholder's United States federal income tax attributable to his or her total foreign source taxable income. For this purpose, the source of a Fund's income flows through to its shareholders. A Fund's gains from the sale of securities will be treated as derived from United States sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as ordinary income derived from United States sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, such as the portion of dividends received from a Fund that qualifies as foreign source income. In addition, the foreign tax credit is allowed to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals. Because of these limitations, shareholders of a Fund may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund.

     The foregoing is only a general description of the treatment of foreign withholding or other foreign taxes under the United States federal income tax laws. Because the availability of a credit or deduction depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

OPTION, FUTURES AND FOREIGN CURRENCY TRANSACTIONS


     A Fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect the determination of whether capital gains and losses are characterized as long-term or short-term capital gains or losses These rules could therefore affect the character, amount and timing of distributions to stockholders. These provisions also may require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each taxable year) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% and 98% distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections, and will make the appropriate entries in its books and records when it acquires any foreign currency, option, future contract, forward contract, or hedge investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC and minimize the imposition of income and excise taxes.

     As indicated in the Prospectus, description of tax consequences set forth in this Statement of Additional Information and the Prospectus are intended to be a general guide. Investors should consult their own tax advisers regarding specific questions as to the federal, state, local and foreign tax consequences of ownership in either Fund.



                             PERFORMANCE INFORMATION

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Certain Information Regarding Performance."

     For purposes of quoting and comparing the performance of each Class of a Fund to that of other mutual funds and to other relevant market indices in advertisements or in reports to shareholders, performance may be stated in terms of total return and yield. Total return and yield quotations are computed separately for each Class of shares of a Fund. Under the rules of the SEC ("Commission Rules"), funds advertising performance must include average annual total return quotes calculated according to the following formula:

                                    P(1+T)n=ERV

              Where:  P    =   a hypothetical initial payment of $1,000

                      T    =   average annual total return

                      n    =   number of years (1, 5 or 10)

                      ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year period (or fractional portion thereof).

     Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication. The Capital Value Fund presents performance information for each Class of shares commencing with the inception of its predecessor, the Dreyfus Capital Value Fund, Inc. (the "Dreyfus Capital Value Fund"). The Strategy Fund presents performance information for each Class of shares commencing with the Strategy Fund's commencement. Performance information for the period prior to August 1, 1991 reflects the performance of the Strategy Fund as a closed-end fund and does not reflect payment of the underwriting discount paid in connection with the initial public offering of the Strategy Fund's shares as a closed-end fund. In addition, as an open-end fund, the Strategy Fund incurs certain additional expenses as a result of the continuous offering and redemption of its shares. Performance information for Class A and Class C shares of the Strategy Fund may also reflect performance for time periods prior to the introduction of such Class, and performance for such prior time periods will not reflect any fees and expenses payable by such Class that were not borne by the Strategy Fund prior to the introduction of such Class.

     A Class' average annual total return figures calculated in accordance with the foregoing formula assume that in the case of Class A of each Fund the maximum sales load has been deducted from the hypothetical initial investment at the time of purchase or in the case of Class B of the Capital Value Fund or Class C of the Strategy Fund the maximum applicable CDSC has been paid upon redemption at the end of the period. Total return or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) presented that would equate the initial amount invested to the ending redeemable value.

     Performance information presented by a Fund with respect to Class A, Class B (if applicable) and Class C is restated to reflect the maximum front end sales load (with respect to Class A) or CDSC (with respect to Class B and Class C) payable by such Class of that Fund at the time the performance information is presented, but is based upon the distribution and service fees and other expenses actually paid for the periods presented, rather than the distribution and service fees and other expenses payable by the Class of that Fund at the time the performance information is presented. Performance information with respect to Class A of a Fund will reflect annual 12b-1 fees paid by Class A of the Fund at the rate of .25 of 1% of the value of the average daily net assets of Class A of the Fund plus certain additional expenses associated with preparing, printing and distributing prospectuses. Performance information with respect to Class B (if applicable) or Class C of a Fund will reflect an annual distribution fee at the rate of .75 of 1% of the value of the average daily net assets of Class B or Class C of the Fund, as the case may be, an annual service fee at the rate of .25 of 1% of the value of the average daily net assets of Class B or Class C of the Fund, as the case may be, and certain additional incremental shareholder administrative expenses resulting from the deferred sales charge arrangements.

     Prior to January 15, 1993, the Dreyfus Capital Value Fund did not offer Class B shares and, prior to August 24, 1995, the Dreyfus Capital Value Fund did not offer Class C or Class R shares. Performance information with respect to Class B or C of the Dreyfus Capital Value Fund for the periods prior to the inception of those Classes does not reflect any distribution or service fees or additional incremental shareholder administrative expenses resulting from the deferred sales charge arrangements because such fees and expenses were not paid during that period. Class B performance information for the period of the Dreyfus Capital Value Fund's inception to the inception of Class B reflects the annual service and distribution fees paid by Class A, and therefore does not reflect the higher distribution and service fees and additional incremental shareholder administrative expenses payable by Class B because such higher fees and expenses were not paid during that period. Capital Value Fund Class C performance information for the period of the Dreyfus Capital Value Fund's inception to the inception of Class C reflects the performance information for Class B (which, prior to its inception, reflects the annual service and distribution fees paid by Class A) and, therefore, with respect to the period prior to the inception of Class B, does not reflect the higher distribution and service fees and additional incremental shareholder administrative expenses payable by Class C because such higher fees and expenses were not paid during the period prior to the inception of Class B. Class R performance information for the period of the Dreyfus Capital Value Fund's inception to the inception of Class R reflects the performance information for Class A of the Capital Value Fund.

     Prior to August 1, 1995, the Strategy Fund did not offer Class C shares. Performance information with respect to Class C of the Strategy Fund for the period prior to July 15, 1992 does not reflect any distribution or service fees or additional incremental shareholder administrative expenses resulting from the deferred sales charge arrangements because such fees and expenses were not paid during that period. Performance information with respect to Class C of the Strategy Fund for the period from July 15, 1992 to August 1, 1995 reflects the annual 12b-1 fees paid by Class A of the Strategy Fund, and therefore does not reflect the higher distribution and service fees and additional incremental shareholder administrative expenses payable by Class C because such higher fees and expenses were not paid during that period. Performance information with respect to Class C of the Strategy Fund for the period subsequent to the date of Class C shares are first offered will reflect an annual distribution fee at the rate of .75 of 1% of the value of the average daily net assets of Class C of the Strategy Fund, an annual service fee at the rate of .25 of 1% of the value of the average daily net assets of Class C of the Strategy Fund, and certain additional incremental shareholder administrative expenses resulting from the deferred sales charge arrangements. Performance information presented by the Strategy Fund with respect to Class O is restated to reflect the maximum front end sales load payable at the time the Fund last offered Class O shares.

     The following tables set forth the average annual total return for Class A, Class B, Class C and Class R shares of the Capital Value Fund for certain periods of time each ending April 30, 1996, based upon the performance of the Dreyfus Capital Value Fund, the Fund's predecessor. INVESTORS SHOULD NOTE THAT INFORMATION PRESENTED IN THE TABLES FOR CLASS B, CLASS

C AND CLASS R SHARES PRIOR TO THEIR INCEPTION IS BASED ON THE HISTORICAL EXPENSES AND PERFORMANCE OF A PREDECESSOR CLASS AND DOES NOT REFLECT THE RELATIVE EXPENSES THAT AN INVESTOR WOULD INCUR AS A HOLDER OF CLASS A, CLASS B, CLASS C OR CLASS R SHARES OF THE CAPITAL VALUE FUND. ACCORDINGLY, THE TABLE SHOULD NOT BE UTILIZED IN EVALUATING WHETHER CLASS A, CLASS B, CLASS C OR CLASS R SHARES WOULD BEST SUIT AN INVESTOR'S NEEDS. In evaluating the relative merits of such shares, investors should refer to "The Funds' Expenses" and "Alternative Purchase Methods" in the Funds' Prospectus.

                                           COMSTOCK PARTNERS CAPITAL VALUE FUND

                                                     Class A                                     Class B(3)
                                        Total Return      Average Annual Return      Total Return      Average Annual Return
                                    at N.A.V.  with LOAD  at N.A.V.  with LOAD   at N.A.V.  with CDSC  at N.A.V.   with CDSC
                                    ---------  ---------  ---------  ---------   ---------  ---------  ---------   ---------

Inception (October 10, 1985)         147.03%     135.96%    8.94%      8.47%       140.15%               8.65%
10 Year                               76.53%      68.63%    5.85%      5.36%        71.62%               5.55%
Policy Inception (April 28,1987)(2)   55.77%      48.72%    5.04%      4.50%        51.43%               4.71%
5 Year                                 2.66%      -1.93%    0.53%     -0.39%        -0.20%    -1.87%    -0.04%       -0.38%
1 Year                                -1.39%      -5.86%   -1.39%     -5.86%        -2.10%    -5.87%    -2.10%       -5.87%


                                                     Class C(3)                                 Class R
                                                                                                       Average Annual
                                        Total Return      Average Annual Return      Total Return           Return
                                    at N.A.V.  with CDSC  at N.A.V.  with CDSC         at N.A.V.           at N.A.V.
                                    ---------  ---------  ---------  ---------       -------------     ---------------



Inception (October 10, 1985)          139.79%               8.64%                      147.63%           8.97%
10 Year                                71.36%               5.53%                       76.97%           5.87%
Policy Inception (April 28, 1987)      51.21%               4.70%                       56.15%           5.07%
5 Year                                 -0.34%              -0.07%                        2.91%           0.58%
1 Year                                 -2.24%    -3.17%    -2.24%      -3.17%           -1.15%          -1.15%

--------------------------------------------------------------------------------
(1)   Performance information assumes dividend reinvestment.

(2) On April 28, 1987, Comstock Partners, Inc., the Capital Value Fund's Investment Adviser, became the Dreyfus Capital Value Fund's Sub-Investment Adviser.

(3) Class B shares of the Capital Value Fund were introduced on January 15, 1993 and Class C shares were introduced on August 24, 1995. Performance information prior to January 15, 1993 does not reflect service and distribution fees borne by Class B and C shares and certain other expenses borne by Class B and C shares which are greater than those borne by Class A shares and which, if reflected, would reduce the performance quoted.


     The following tables set forth the average annual total returns for Class O, Class A and Class C shares of the Strategy Fund for certain periods of time each ending April 30, 1996.(1) Class O shares are no longer issued by the fund except in connection with the reinvestment of dividends on outstanding Class O shares. INVESTORS SHOULD NOTE THAT INFORMATION PRESENTED IN THE TABLES FOR CLASS A AND CLASS C SHARES IS BASED UPON HISTORICAL EXPENSES OF THE STRATEGY FUND WHICH DO NOT REFLECT THE RELATIVE EXPENSES THAT AN INVESTOR WOULD INCUR AS A HOLDER OF CLASS A OR CLASS C SHARES OF THE STRATEGY FUND. ACCORDINGLY, THE TABLE SHOULD NOT BE UTILIZED IN EVALUATING WHETHER CLASS A OR CLASS C SHARES WOULD BEST SUIT AN INVESTOR'S NEEDS. In evaluating the relative merits of Class A and Class C shares of the Strategy Fund, investors should refer to "The Funds' Expenses" and "Alternative Purchase Methods" in the Funds' Prospectus.


                         COMSTOCK PARTNERS STRATEGY FUND

                           AVERAGE ANNUAL TOTAL RETURN

                   WITH DEDUCTION OF APPLICABLE SALES CHARGES


                                                                                               Since
                                                                                             Commencement
                                                     One Year    Three Years   Five Years   of Operations
                                                     --------    -----------   ----------   -------------
Class O (2)......................                      -1.96%       3.40%        5.07%      7.57%
Class A (3)(4)...................                      -2.22%       3.09%        4.83%      7.39%
Class C (5)(6)...................                       0.99%       4.54%        5.70%      7.96%

                                      31

                                         AVERAGE ANNUAL TOTAL RETURN
                              WITHOUT DEDUCTION OF APPLICABLE SALES CHARGES



                                                                                               Since
                                                                                             Commencement
                                                     One Year    Three Years   Five Years   of Operations
                                                     --------    -----------   ----------   -------------


Class O.....................                           2.66%        55.00%       67.04%     8.19%
Class A (4).................                           2.40%         4.69%        5.80%     8.02%
Class C (6).................                           1.96%         4.54%        5.70%     7.96%



(1) Performance information assumes dividend reinvestment. Performance information for the period prior to August 1, 1991 reflects performance of the Strategy Fund as a closed-end fund (assuming dividend reinvestment pursuant to the Strategy Fund's Dividend Reinvestment Plan as then in effect); as an open-end fund the Strategy Fund incurs certain additional expenses as a result of the continuous offering and redemption of its shares.

(2) Performance information has been restated to reflect the maximum initial sales charge payable on Class O shares when the Strategy Fund last offered such shares.

(3) Performance information has been restated to reflect the maximum initial sales charge payable on Class A shares of the Strategy Fund.

(4) Because Class A shares of the Strategy Fund were not actually introduced until July 15, 1992, performance information for the period prior to July 15, 1992 does not reflect service and distribution fees borne by Class A shares which, if reflected, would reduce the performance quoted.

(5) Performance information has been restated to reflect any applicable CDSC with respect to Class C shares of the Strategy Fund in lieu of the maximum initial sales charge payable on Class A shares.

(6) Prior to August 1, 1995, the Strategy Fund did not offer Class C shares. The performance information presented is based upon the performance information for other Classes of the Strategy Fund, and does not reflect service and distribution fees and certain other expenses borne by Class C shares of the Strategy Fund which are greater than those borne by Class A shares and which, if reflected, would reduce the performance quoted.



     Each Fund may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of the Fund with other measures of investment return. For example, in comparing a Fund's total return with data published by Lipper Analytical Services, Inc., or similar independent services or financial publications, each Fund calculates its aggregate total return for the specified periods of time by assuming the investment of $10,000 in each Class of Fund shares at the Fund's commencement of operations (and assuming the reinvestment of each dividend or other distribution pursuant to the Strategy Fund's Dividend Reinvestment Plan for the period when the Strategy Fund was a closed-end fund) and, thereafter, at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value.


     The Funds may from time to time include discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic and political conditions and the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of the Funds' Investment Adviser and/or the Sub-Investment Adviser as to current market, economy, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. In addition, selected indices may be used to illustrate historic performance of select asset classes. The Funds may also include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, treasury bills and shares of a Fund. In addition, advertisements, shareholder communications or other materials may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternative to certificates of deposit and other financial instruments. Such advertisements or communicators may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. Materials may include lists of representative clients of the Investment Adviser. Materials may refer to the CUSIP numbers of the various classes of the Funds and may illustrate how to find the listings of the Funds in newspapers and periodicals.


     Past performance is not predictive of future performance. All advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     Advertisements and communications of a Fund may compare the performance of that Fund's shares with that of other mutual funds, as reported by Lipper Analytical Services, Inc. or similar independent services or financial publications, and may also contrast the Fund's investment policies and portfolio flexibility with other mutual funds. From time to time, advertisements and other materials and communications of the Funds may cite statistics to reflect the performance over time of a Fund's shares, utilizing comparisons to indexes such as the Lehman Brothers Government Bond Index, the Lehman Brothers Corporate Bond Index, the Lehman Brothers Government/Corporate Bond Index, the Salomon Brothers High Grade Corporate Bond Index and the S&P 500 Index. From time to time, advertising materials for the Funds may refer to the Dreyfus Corporation's standing in the financial community, to the role it plays or has played in the mutual fund industry, and to statistical or other information concerning trends relating to investment companies, as compiled by industry associations such as the Investment Company Institute. The Funds' advertising materials also may refer to the integration of the world's securities markets, discuss the investment opportunities available worldwide and mention the increasing importance of an investment strategy including foreign investments. In addition, advertising materials for the Funds may include the Investment Adviser's analysis of, or outlook for, the economy or financial markets, compare the Investment Adviser's analysis or outlook with the views of others in the financial community, and refer to the expertise of the Investment Adviser's personnel and their reputation in the financial community. From time to time advertising materials for the Funds also may refer to Morningstar ratings and related analyses supporting the rating.

                                 NET ASSET VALUE

     Securities which are traded over-the-counter and on a stock exchange will be valued according to the broadest and most representative market, and it is expected that for many debt securities this ordinarily will be the over-the-counter market. Notwithstanding the above, debt securities may be valued on the basis of prices provided by an independent pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to specified securities. Securities not priced in this manner are valued at the mean of the most recent bid and asked quotations, or when available, at the latest quoted sale price on the date of valuation. When a Fund writes a call option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last asked price. Options purchased by a Fund are valued at the last bid price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the average of the last bid price as obtained from two or more dealers. Other investments, including futures contracts and related options, are stated at market value or otherwise at the fair value at which it is expected they may be resold, as determined in good faith by the Board of Directors. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the exchange rates prevailing as of 11:30 a.m., New York time. Short-term debt securities having a value of 60 days or less from the valuation date are valued on an amortized cost basis. The values of other assets and securities for which no current quotations are readily available are determined in good faith at fair value using methods determined by the Board of Directors.

     As stated in the Prospectus, each Fund's net asset value per share for each Class of that Fund's common stock for the purpose of pricing purchase and redemption orders is determined as of 15 minutes after the close of business on the New York Stock Exchange (generally 4:00 p.m., New York time) on each business day. As used in the Prospectus, "business day" refers to those days when the Investment Adviser, Princeton, the Transfer Agent and the New York Stock Exchange are all open for business, which is Monday through Friday, except for holidays. As of the date of this Statement of Additional Information, such holidays are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

                                  CAPITAL STOCK

     All shares of the Company have equal voting rights and will be voted in the aggregate, and not by series or class, except where voting by series or class is required by law or where the matter involved affects only one series or class (for example, matters pertaining to the service and distribution plan for Class A shares of the Company shall be voted on only by holders of Class A shares of the relevant Fund). Under the 1940 Act, the term "majority," when referring to the approvals to be obtained from shareholders in connection with general matters affecting a Fund, means the vote of the lesser of (i) 67% of that Fund's shares represented at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of that Fund's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

     Each share of a portfolio of the Company is entitled to such dividends and distributions out of the assets belonging to that portfolio as are declared in the discretion of the Company's Board of Directors. In determining the Fund's net asset value, assets belonging to the Fund are credited with a proportionate share of any general assets of the Company not belonging to the Fund and are charged with the direct liabilities in respect of that Fund and with a share of the general liabilities of the Company. The general liabilities of the Company are normally allocated in proportion to the relative net asset values of the respective portfolios of the Company at the time of distribution.

     Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid, non-assessable, fully transferable and redeemable at the option of the holder.

     Under the Company's Articles of Incorporation and Maryland law, directors and officers of the Company are not liable to a Fund or its stockholders except for (i) receipt of an improper personal benefit by a director or officer or (ii) active and deliberate dishonesty of a director or officer that is material to a cause of action in which a judgment is entered against such person. The Company's Articles of Incorporation require that it indemnify its directors and officers made party to any proceedings by reason of service in such capacities unless it is proven that (i) the act or omission of a director or officer was material to the matter giving rise to the proceeding and was committed in bad faith or with active and deliberate dishonesty, (ii) a director or officer received an improper personal benefit or (iii) in the case of a criminal proceeding, a director or officer had reasonable cause to believe that his act or omission was unlawful. These provisions are subject to the limitation under the 1940 Act that no director or officer may be protected against liability to the Company for willful misfeasance, bad faith, gross negligence or reckless disregard for the duties of his office.

                                   CUSTODIAN

     The Bank of New York acts as the U.S. and international custodian for the Capital Value Fund and U.S. custodian for the Strategy Fund. Brown Brothers Harriman & Co. acts as the international custodian for the Strategy Fund. Under their respective Custodian Agreements, The Bank of New York and Brown Brothers, as the case may be, are authorized to establish accounts for foreign securities owned by the relevant Fund to be held with foreign branches of United States banks as well as with certain foreign banks and securities depositaries. The custodians do not determine the investment policies of the Funds, nor decide which securities the Funds will buy or sell.

                  TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

     Dreyfus Transfer, Inc., a wholly owned subsidiary of the Sub-Investment Adviser, is located at One American Express Plaza, Providence, Rhode Island 02903, and serves as the Funds' transfer and dividend disbursing agent. Under a transfer agency agreement with the Company, on behalf of each of the Funds, the Transfer Agent arranges for the maintenance of shareholders account records for the Funds, the handling of certain communications between shareholders and the Funds and the payment of dividends and distributions payable by the Funds. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Funds during the month, and is reimbursed for certain out-of-pocket expenses. The Transfer Agent has no part in determining the investment policies of either Fund or which securities are to be purchased or sold by a Fund.

                                     EXPERTS

     Ernst & Young LLP serves as the independent auditors for the Funds. The financial statements of the Strategy Fund and the Dreyfus Capital Value Fund (the predecessor to the Capital Fund) included in this Statement of Additional Information have been so included in reliance upon the report of Ernst & Young LLP, independent auditors, given on the authority of that firm as experts in auditing and accounting.

                                OTHER INFORMATION

     The Prospectus and this Statement of Additional Information do not contain all the information included in the Company's Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Statement of Additional Information pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

     Statements contained in the Prospectus or in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respect by such reference.

                              Financial Statements
                     for the Comstock Partners Strategy Fund

--------------------------------------------------------------------------------
 Comstock Partners Strategy Fund Schedule of Investments    As of April 30, 1996

                          S&P    MOODY'S       FACE AMOUNT/                                                         VALUE
                         RATING* RATING*        SHARES HELD                         ISSUE                         (NOTE 1A)
BONDS
Corporate                 UNR     UNR         $     3,850,000  Ashanti Capital, Ltd. 5.500% due 3/15/2003        $  3,850,000
Convertible Bonds --      UNR     UNR               2,000,000  Bema Gold Corp. 7.500% due 2/28/2000
4.1%                                                                                                                3,560,000
                          UNR     UNR               1,500,000  Pegasus Gold Inc. 6.250% due 4/30/2002               1,676,250
                          UNR     UNR               2,000,000  Pegasus Gold Inc. 6.250% due 4/30/2002 (a)           2,235,000
                                                                                                                 ------------
                                                                                                                   11,321,250
                                                                                                                 ------------
U.S. Government Agency                                         Federal National Mortgage Association
                                                                Interest-Only Stripped Securities:
Obligations -- 3.2%       AAA     Aaa              28,438,275  Trust 267-2 8.500% due 10/25/2024                    8,958,057
                                                                                                                 ------------
U.S. Government                                                United States Treasury Notes:
Obligations -- 45.2%      UNR     Aaa               5,005,000   7.875% due 7/31/1996                                5,037,845
                          UNR     Aaa              62,570,000   8.500% due 4/15/1997                               64,202,686
                          UNR     Aaa              54,155,000   8.875% due 11/15/1997                              56,448,126
                                                                                                                 ------------
                                                                                                                  125,688,657
                                                                                                                 ------------
Foreign Government        AAA     UNR    AUD       16,900,000  Commonwealth of Australia 12.000% due 7/15/1999     14,664,837
Obligations -- 26.1%      UNR     Aaa    DEM       19,000,000  Republic of Deutschland 9.000% due 10/20/2000       14,251,859
                                                               New Zealand Government:
                          AAA     Aaa    NZD        7,500,000   10.000% due 7/15/1997                               5,198,722
                          AAA     Aaa    NZD        7,500,000   10.000% due 3/15/2002                               5,429,834
                          BBB+    Baa1   SAR       65,960,850  Republic of South Africa 13.000% due 8/31/2010      12,584,767
                                                               South African Escom Bonds:
                          BBB+    Baa3   SAR       29,679,400   11.000% due 6/01/2008                               5,026,852
                          BBB+    Baa3   SAR        6,000,000   13.500% due 8/01/2020                               1,167,701
                          UNR     Aa1    SEK       88,600,000  Kingdom of Sweden 11.000% due 1/21/1999             14,323,145
                                                                                                                 ------------
                                                                                                                   72,647,717
                                                                                                                 ------------
Foreign Corporate                                              European Investment Bank:
Obligations -- 5.0%       AAA     Aaa    ITL   10,450,000,000   10.800% due 3/15/1999                               7,083,863
                          AAA     Aaa    ITL   10,450,000,000   11.450% due 10/14/1997                              6,925,628
                                                                                                                 ------------
                                                                                                                   14,009,491
- -----------------------------------------------------------------------------------------------------------------------------
                                          TOTAL INVESTMENTS IN BONDS (COST $234,457,467) -- 83.6%                 232,625,172
- -----------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS
Chemical -- 0.3%                                       65,000  PT Tri Polyta Indonesia, ADR-                          812,500
                                                                                                                 ------------
Country Funds -- 1.0%                                   5,000  Bankovni Investment Fund (b)                           222,226
                                                      127,000  Fleming Russia Securities Fund (b)                     889,000
                                                       20,000  Harvardsky Dividend Investment Fund (b)                313,096
                                                       77,600  Lazard Vietnam Fund, Ltd. (b)                          824,500
                                                        9,665  Privatization Investment Fund                          228,520
                                                        5,000  Rentiersky Investment Fund (b)                         173,642
                                                                                                                 ------------
                                                                                                                    2,650,984
                                                                                                                 ------------

Mining -- 3.8%                                        108,100  Beatrix Mines, Ltd., ADR-                              932,363
                                                      145,000  Driefontein Consolidated, Ltd., ADR-                 2,301,875
                                                      315,000  East Rand Gold & Uranium Company, Ltd., ADR-           882,000
                                                      210,000  Elandsrand Gold Mining, Ltd., ADR-                   1,391,250
                                                      113,000  Free State Consolidated Gold Mines, Ltd., ADR-       1,235,938
                                                      300,000  Hartebeestfontein Gold, ADR-                         1,080,000
                                                      295,000  Vaal Reefs Exploration & Mining Company, Ltd.,
                                                                ADR-                                                2,876,250
                                                                                                                 ------------
                                                                                                                   10,699,676
                                                                                                                 ------------

Natural Gas -- 0.6%                                    70,000  UGI Corp.                                            1,566,250
                                                                                                                 ------------

Real Estate Investment                                 40,000  Equity Inns, Inc.                                      475,000
Trusts -- 2.3%                                         56,200  Essex Property Trust, Inc.                           1,159,125
                                                      105,000  G & L Realty Corp.                                   1,365,000
                                                       45,936  HGI Realty, Inc.                                       941,688
                                                       69,000  RFS Hotel Investors, Inc.                            1,190,250
                                                       90,000  South West Property Trust                            1,226,250
                                                                                                                 ------------
                                                                                                                    6,357,313
                                                                                                                 ------------

Retail -- 0.6%                                         45,000  Melville Corp.                                       1,749,375
                                                                                                                 ------------
Telecommunications -- 0.9%                             45,000  BCE, Inc.                                            1,771,875
                                                       25,000  US West, Inc.                                          818,750
                                                                                                                 ------------
                                                                                                                    2,590,625
- -----------------------------------------------------------------------------------------------------------------------------
                                          TOTAL INVESTMENTS IN COMMON STOCKS (COST $22,691,959) -- 9.5%            26,426,723
- -----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Comstock Partners Strategy Fund Schedule of Investments (concluded)       As of
April 30, 1996

                          S&P    MOODY'S       FACE AMOUNT/                                                         VALUE
                         RATING* RATING*        SHARES HELD                         ISSUE                         (NOTE 1A)
PREFERRED STOCK
Mining -- 1.1%                                         55,000  Amax Gold, Inc. $3.75 convertible pfd.            $  2,942,500
- -----------------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENT IN PREFERRED STOCK (COST $2,758,000) -- 1.1%                   2,942,500
- -----------------------------------------------------------------------------------------------------------------------------
SHORT-TERM SECURITIES**
U.S. Government                                                United States Treasury Bills:
Obligations -- 0.0%       UNR     Aaa         $        10,000  5.00% due 7/18/96                                        9,896
- -----------------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENT IN SHORT-TERM SECURITIES (COST $9,895) -- 0.0%                     9,896
- -----------------------------------------------------------------------------------------------------------------------------
Total investments (cost $259,917,321) -- 94.2%                                                                    262,004,291
Put options purchased (cost $17,744,040) -- 4.1%+                                                                  11,293,969
Unrealized appreciation on foreign exchange contracts --
0.1%++                                                                                                                163,363
Other assets less liabilities -- 1.6%                                                                               4,655,453
                                                                                                                 ------------
Net Assets -- 100.0%                                                                                             $278,117,076
                                                                                                                 ------------
                                                                                                                 ------------
+ Put options purchased as of April 30, 1996 are as follows:

                                   NUMBER OF                                       EXPIRATION DATE/      VALUE
                                   CONTRACTS                   ISSUE                EXERCISE PRICE     (NOTE 1A)
                                             25    Nasdaq Index                   Jun. 96/550         $      1,562
                                            225    S&P 500 Index                  Jun. 96/450                2,813
                                            665    S&P 500 Index                  Jun. 96/475                8,312
                                            670    S&P 500 Index                  Jun. 96/500               12,562
                                            715    S&P 500 Index                  Jun. 96/550               40,219
                                            240    S&P 500 Index                  Sep. 96/550               60,000
                                            170    S&P 500 Index                  Sep. 96/575               71,188
                                          2,000    S&P 500 Index                  Sep. 96/600            1,350,000
                                            135    S&P 500 Index                  Dec. 96/525               40,500
                                            865    S&P 500 Index                  Dec. 96/550              400,062
                                            230    S&P 500 Index                  Dec. 96/600              241,500
                                          2,470    S&P 500 Index                  Jun. 97/600            3,982,875
                                            580    S&P 500 Index                  Mar. 97/600              804,750
                                            135    S&P Flex Index                 Dec. 96/525               38,813
                                          2,795    S&P Flex Index                 Mar. 97/600            4,157,563
                                            100    S&P Flex Index                 Jun. 97/550               81,250
                                                                                                      ------------
                                                   Total Put Options Purchased                        $ 11,293,969
                                                                                                      ------------
                                                                                                      ------------

++Foreign exchange contracts as of April 30, 1996 are as follows:

      EXPIRATION           CURRENCY                               CURRENCY                VALUE
         DATE              PURCHASED         COST                   SOLD                (NOTE 1A)
- ---------------------------------------------------------------------------------------------------
July 1996                 U.S. Dollar    $  14,223,819      German Deutschemark       $  14,436,638
March 1997                U.S. Dollar       30,049,456        Hong Kong Dollar           30,000,000
- ---------------------------------------------------------------------------------------------------
Total Foreign Currency
 Contracts                               $  44,273,275                                $  44,436,638
                                         -------------                                -------------
                                         -------------                                -------------

- -  American Depositary Receipt (ADR).
*   UNR -- Unrated by Standard & Poor's or Moody's.
** These securities are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
(a) This security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration normally to qualified institutional buyers. At April 30, 1996, the market value of the security was $2,235,000 or 0.8% of net assets.
(b) Non-income producing.

    Ratings of issues shown have not been audited by Ernst & Young LLP.

                       See notes to financial statements.

--------------------------------------------------------------------------------
 Comstock Partners Strategy Fund Statement of Assets and Liabilities       As of
April 30, 1996

ASSETS:
Investments at value (cost, $259,917,321) (Note 1a).........               $262,004,291
Put options purchased (cost, $17,744,040) (Note 1a).........                 11,293,969
Receivables:
        Interest............................................  $5,524,774
        Capital stock sold..................................   1,495,784
        Securities sold.....................................     792,292
        Dividends...........................................     101,096      7,913,946
                                                              ----------
Unrealized appreciation on foreign exchange contracts.......                    163,363
Other assets................................................                     85,359
                                                                           ------------
        Total assets........................................                281,460,928
                                                                           ------------

LIABILITIES:
Payables:
        Dividends to Shareholders (Note 1f).................   1,575,418
        Capital stock redeemed..............................   1,131,667
        Investment advisory fees (Note 2)...................     139,338
        Distributor fees (Note 2)...........................      82,138
        Administrative fees (Note 2)........................      52,594      2,981,155
                                                              ----------
Accrued expenses and other liabilities......................                    362,697
                                                                           ------------
        Total liabilities...................................                  3,343,852
                                                                           ------------
Net Assets..................................................               $278,117,076
                                                                           ------------
                                                                           ------------
NET ASSETS CONSIST OF:
        Class O Common Stock, $0.001 par value, 150,000,000
         shares authorized..................................               $233,843,144
        Class A Common Stock, $0.001 par value, 150,000,000
         shares authorized..................................                 59,616,217
        Class C Common Stock, $0.001 par value, 200,000,000
         shares authorized..................................                    327,389
        Undistributed investment income -- net..............                  7,472,754
        Accumulated undistributed realized gain on foreign
         currency transactions -- net.......................                  5,554,446
        Accumulated realized loss on investments -- net.....                (24,397,812)
        Unrealized depreciation on investments and put
         options purchased -- net...........................                 (4,363,101)
        Unrealized appreciation on foreign currency
         transactions -- net................................                     64,039
                                                                           ------------
Net Assets..................................................               $278,117,076
                                                                           ------------
                                                                           ------------
NET ASSET VALUE:
Class O Shares -- Based on net assets of $224,147,506 and
 25,519,901 shares outstanding..............................                      $8.78
                                                                           ------------
                                                                           ------------
Class A Shares -- Based on net assets of $53,652,377 and
 6,111,059 shares outstanding...............................                      $8.78
                                                                           ------------
                                                                           ------------
Class C Shares -- Based on net assets of $317,193 and 36,185
 shares outstanding.........................................                      $8.77
                                                                           ------------
                                                                           ------------

                       See notes to financial statements.

--------------------------------------------------------------------------------
 Comstock Partners Strategy Fund Statement of Operations for the Year Ended April 30, 1996

INVESTMENT INCOME (NOTE 1e):
Interest and discount earned (net of withholding tax of
 $33,611)........................................................  $23,258,557
Dividends (net of withholding tax of $101,204)...................    2,435,361
                                                                   -----------
        Total investment income..................................   25,693,918
                                                                   -----------
EXPENSES:
Investment advisory fees (Note 2)................................    1,977,868
Administrative fees (Note 2).....................................      734,288
Shareholder servicing fees.......................................      551,870
Custodian fees...................................................      233,115
Legal fees.......................................................      221,051
Distributor fees (Note 2)........................................      148,135
Insurance........................................................       88,511
Printing and shareholder reports.................................       86,074
Registration fees................................................       83,605
Directors' fees and expenses.....................................       58,939
Audit fees.......................................................       24,475
Service and distribution plan fees (Note 2)......................          899
Other operating expenses.........................................        5,992
                                                                   -----------
        Total expenses...........................................    4,214,822
                                                                   -----------
INVESTMENT INCOME -- NET.........................................   21,479,096

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
 CURRENCY TRANSACTIONS (NOTES 1b, 1c, 1e & 3):
Realized gain on investments -- net..............................   18,830,993
Realized loss on put options purchased -- net....................  (23,288,661)
Realized loss on futures transactions -- net.....................   (2,430,306)
Realized gain on foreign currency transactions -- net............    5,554,446
Change in unrealized appreciation (depreciation) on investments
 -- net..........................................................  (24,512,012)
Change in unrealized apppreciation (depreciation) on put options
 purchased -- net................................................   13,061,612
Change in unrealized appreciation (depreciation) on foreign
 currency transactions -- net....................................     (120,704)
                                                                   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.............  $ 8,574,464
                                                                   -----------
                                                                   -----------

                       See notes to financial statements.

--------------------------------------------------------------------------------
 Comstock Partners Strategy Fund Statements of Changes in Net Assets

                                                            FOR THE YEAR       FOR THE YEAR
                                                               ENDED              ENDED
                                                           APRIL 30, 1996     APRIL 30, 1995
                                                           --------------     --------------
OPERATIONS:      Investment income -- net................  $  21,479,096      $  29,207,784
                 Realized gain on investments -- net.....     18,830,993         32,986,783
                 Realized loss on put options purchased
                  -- net.................................    (23,288,661)        (7,930,990)
                 Realized gain (loss) on futures
                  transactions -- net....................     (2,430,306)        11,976,046
                 Realized gain (loss) on foreign currency
                  transactions -- net....................      5,554,446         (1,573,852)
                 Change in unrealized appreciation
                  (depreciation) on investments -- net...    (24,512,012)       (34,460,316)
                 Change in unrealized appreciation
                  (depreciation) on put options purchased
                  -- net.................................     13,061,612        (21,228,136)
                 Change in unrealized appreciation
                  (depreciation) on foreign currency
                  transactions -- net....................       (120,704)           224,710
                                                           --------------     --------------
                 Net increase in net assets resulting
                  from operations........................      8,574,464          9,202,029
                                                           --------------     --------------
DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS:    Investment income -- net:
                   Class O...............................    (16,495,114)       (22,343,442)
                   Class A...............................     (3,453,678)        (4,289,556)
                   Class C...............................         (6,837)          --
                                                           --------------     --------------
                 Net decrease in net assets resulting
                  from dividends and distributions.......    (19,955,629)       (26,632,998)
                                                           --------------     --------------
CAPITAL STOCK
TRANSACTIONS
(NOTE 4):        Net decrease in net assets resulting       (105,999,799)      (143,462,260)
                  from capital stock transactions........
                                                           --------------     --------------
                 Decrease in net assets..................   (117,380,964)      (160,893,229)
NET ASSETS:      Beginning of year.......................    395,498,040        556,391,269
                                                           --------------     --------------
                 End of year.............................  $ 278,117,076      $ 395,498,040
                                                           --------------     --------------
                                                           --------------     --------------
                 Undistributed net investment income.....  $   7,472,754      $  13,574,665
                                                           --------------     --------------
                                                           --------------     --------------

                       See notes to financial statements.

--------------------------------------------------------------------------------
 Comstock Partners Strategy Fund Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

                                                    FOR THE YEAR                FOR THE YEAR       FOR THE YEAR
                                                       ENDED                       ENDED               ENDED
                                                   APRIL 30, 1996              APRIL 30, 1995     APRIL 30, 1994
                                         ----------------------------------  ------------------  -----------------
                                          CLASS O     CLASS A    CLASS C++   CLASS O   CLASS A   CLASS O  CLASS A
                                         ----------  ----------  ----------  --------  --------  -------  --------
NET ASSET VALUE, BEGINNING OF YEAR...... $   9.10    $  9.10     $  9.00     $ 9.40    $ 9.41    $ 9.27   $ 9.27
                                         ----------  ----------    -----     --------  --------  -------  --------
INCOME FROM INVESTMENT OPERATIONS
Investment income -- net................     0.76       0.57        0.37       0.66      0.52      0.77     0.68
Realized and unrealized gain(loss) on
 investments, put options purchased and
 foreign currency transactions -- net...    (0.53)     (0.36)      (0.22)     (0.44)    (0.34)     0.15     0.22
                                         ----------  ----------    -----     --------  --------  -------  --------
      Total from investment
       operations.......................     0.23       0.21        0.15       0.22      0.18      0.92     0.90
                                         ----------  ----------    -----     --------  --------  -------  --------
LESS DIVIDENDS
Dividends from investment income --
 net....................................    (0.55)     (0.53)      (0.38)     (0.52)    (0.49)    (0.77 )  (0.74)
Dividends from realized transaction
 gains..................................    --         --          --          --        --       (0.02 )  (0.02)
                                         ----------  ----------    -----     --------  --------  -------  --------
      Total dividends...................    (0.55)     (0.53)      (0.38)     (0.52)    (0.49)    (0.79 )  (0.76)
                                         ----------  ----------    -----     --------  --------  -------  --------
NET ASSET VALUE, END OF YEAR............ $   8.78    $  8.78     $  8.77     $ 9.10    $ 9.10    $ 9.40   $ 9.41
                                         ----------  ----------    -----     --------  --------  -------  --------
                                         ----------  ----------    -----     --------  --------  -------  --------
Total return (1)........................     2.66%      2.40%       1.96%(3)   2.39%     1.94%    10.13 %   9.91%
                                         ----------  ----------    -----     --------  --------  -------  --------
                                         ----------  ----------    -----     --------  --------  -------  --------
RATIOS/SUPPLEMENTARY DATA
Net assets, end of period (000)......... $224,148    $53,652     $   317     $329,624  $65,874   $464,937 $91,454
                                         ----------  ----------    -----     --------  --------  -------  --------
                                         ----------  ----------    -----     --------  --------  -------  --------
Ratio of expenses to average net
 assets.................................     1.23%      1.48%       2.28%(4)   1.14%     1.46%     1.07 %   1.40%
                                         ----------  ----------    -----     --------  --------  -------  --------
                                         ----------  ----------    -----     --------  --------  -------  --------
Ratio of expenses, excluding
 distribution fees, to average net
 assets.................................     1.23%      1.23%       1.28%(4)   1.14%     1.14%     1.07 %   1.08%
                                         ----------  ----------    -----     --------  --------  -------  --------
                                         ----------  ----------    -----     --------  --------  -------  --------
Ratio of investment income -- net to
 average net assets.....................     6.56%      6.33%       5.79%(4)   6.19%     5.83%     7.57 %   6.85%
                                         ----------  ----------    -----     --------  --------  -------  --------
                                         ----------  ----------    -----     --------  --------  -------  --------
Portfolio turnover rate.................       96%        96%         96%       100%      100%       31 %     31%
                                         ----------  ----------    -----     --------  --------  -------  --------
                                         ----------  ----------    -----     --------  --------  -------  --------

                                                             FOR THE
                                                               YEAR
                                            FOR THE YEAR      ENDED
                                               ENDED          APRIL
                                           APRIL 30, 1993    30, 1992
                                         ------------------  --------
                                         CLASS O   CLASS A+  CLASS O
                                         --------  --------  --------
NET ASSET VALUE, BEGINNING OF YEAR...... $ 9.56    $  9.55   $  9.48
                                         --------  --------  --------
INCOME FROM INVESTMENT OPERATIONS
Investment income -- net................   0.90       0.64      0.80
Realized and unrealized gain(loss) on
 investments, put options purchased and
 foreign currency transactions -- net...  (0.39)     (0.28)     0.08
                                         --------  --------  --------
      Total from investment
       operations.......................   0.51       0.36      0.88
                                         --------  --------  --------
LESS DIVIDENDS
Dividends from investment income --
 net....................................  (0.75)     (0.64)    (0.76)
Dividends from realized transaction
 gains..................................  (0.05)     --        (0.04)
                                         --------  --------  --------
      Total dividends...................  (0.80)     (0.64)    (0.80)
                                         --------  --------  --------
NET ASSET VALUE, END OF YEAR............ $ 9.27    $  9.27   $  9.56
                                         --------  --------  --------
                                         --------  --------  --------
Total return (1)........................   5.70%      5.42%(2)    9.59%
                                         --------  --------  --------
                                         --------  --------  --------
RATIOS/SUPPLEMENTARY DATA
Net assets, end of period (000)......... $548,514  $23,492   $810,700
                                         --------  --------  --------
                                         --------  --------  --------
Ratio of expenses to average net
 assets.................................   1.06%      1.41%(4)    1.11%
                                         --------  --------  --------
                                         --------  --------  --------
Ratio of expenses, excluding
 distribution fees, to average net
 assets.................................   1.06%      1.07%(4)    1.11%
                                         --------  --------  --------
                                         --------  --------  --------
Ratio of investment income -- net to
 average net assets.....................   8.95%      8.74%(4)    8.03%
                                         --------  --------  --------
                                         --------  --------  --------
Portfolio turnover rate.................     56%        56%       89%
                                         --------  --------  --------
                                         --------  --------  --------

 + Class A shares were introduced on July 15, 1992.

 ++ Class C shares were introduced on August 1, 1995.

(1) Total investment returns exclude the effects of sales load and assume reinvestment of dividends and distributions. Total investment returns prior to August 1, 1991 reflect performance of the Fund as a closed-end fund (assuming dividend reinvestment pursuant to the Fund's Dividend Reinvestment Plan as then in effect); as an open-end fund the Fund incurs certain additional expenses as a result of the continuous offering and redemption of its shares.

(2) Total investment return is presented for the year ended April 30, 1993. For the period prior to July 15, 1992, total investment return does not reflect service and distribution fees because such fees were not paid during that period.

(3) Total investment return is presented for the year ended April 30, 1996. For the period prior to August 1, 1995, total investment return is based upon the total investment return for Class A shares, and does not reflect the greater service and distribution fees and certain other expenses borne by Class C shares.

(4) Annualized.

                       See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS:

1. SIGNIFICANT ACCOUNTING POLICIES:
Comstock Partners Strategy Fund (the "Fund") is a separate, non-diversified portfolio of Comstock Partners Funds, Inc. (the "Company"), an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). The Fund's investment objective is to maximize total return over the long-term investment horizon by investing primarily in a portfolio of debt securities. The Company originally commenced operations in May of 1988 as a closed-end investment company, with the Fund as its only portfolio. At a special meeting of shareholders on June 14, 1991, holders of a majority of the Company's outstanding shares voted to approve the conversion of the Company to an open-end investment company. The Company converted to open-end status on August 1, 1991. On July 15, 1992, a second class of shares of the Fund, Class A ("Class A") was created and on August 1, 1995, a third class of shares of the Fund, Class C ("Class C"), was created. On February 8, 1996, (i) the Company changed its name from Comstock Partners Strategy Fund, Inc., to Comstock Partners Funds, Inc., (ii) the Fund, the Company's existing portfolio, became a separate portfolio of the Company and (iii) the Comstock Partners Capital Value Fund was organized as a new portfolio of the Company.

Class C shares are subject to a contingent deferred sales charge. Class O of the Fund ("Class O"), A, and C have identical voting, dividend, liquidation and other rights and the same terms and conditions except that Class A shares and Class C shares bear fees and expenses on an ongoing basis pursuant to the Amended and Restated Class A Service and Distribution Plan and the Amended and Restated Class C Service and Distribution Plan, respectively. Class C shares bear additional incremental shareholder administrative expenses resulting from the deferred sales charge arrangements, and only the holders of Class A and Class C shares have voting rights with respect to matters pertaining to the Amended and Restated Class A Service and Distribution Plan and the Amended and Restated Class C Service and Distribution Plan, respectively. Class O shares of the Fund are no longer issued by the Company except in connection with the reinvestment of dividends on outstanding Class O shares. The following is a summary of significant accounting policies followed by the Company, with respect to the Fund.

(a) Valuation of investments - Securities listed on national securities exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the mean between the closing bid and asked prices.

Securities traded in the over-the-counter market are valued on the basis of the mean between the bid and asked prices at the close of trading on such day by dealers that make markets in such securities. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued based on prices or quotes obtained from the broadest and most representative market.

Options purchased by the Fund are valued at the last bid price in the case of exchange-traded options, or in the case of options traded in the over-the-counter market, the average of the last bid price as obtained by two or more dealers.

Futures contracts are stated at market value or otherwise at the fair value at which it is expected they may be resold, as determined in good faith by the Board of Directors.

Short-term debt securities having a maturity of 60 days or less from the valuation date are valued at amortized cost which approximates market value.

(b) Derivative financial instruments - The Fund may engage in various portfolio strategies to seek to generate income or gains or as a hedge against its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

Forward foreign exchange contracts - The Fund is authorized to enter into forward foreign exchange contracts to seek to generate income or gains or as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

Financial futures contracts - The Fund may purchase or sell financial futures contracts to seek to generate income or gains or as a hedge against adverse changes in interest rates. A futures contract is an agreement between two parties to buy or sell a security for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Foreign Currency Transactions - Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income Taxes - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest and capital gains at various rates.

(e) Security transactions and investment income - Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend date. Interest income (including amortization of discount) is recorded as earned. Realized gains and losses are determined on the identified cost basis.

(f) Dividends and Distributions - Dividends and distributions payable by the Fund are accrued on the ex-dividend date.

(g) Reclassifications - During the year ended April 30, 1996, net realized losses on foreign currency related transactions relating to prior years of $7,618,586 were reclassified from accumulated net realized loss on foreign currency transactions to undistributed net investment income relating to prior years. Net capital gains relating to prior years of $6,792 were reclassified from accumulated realized capital gains to undistributed investment income. Net assets were not affected by the reclassifications.

2. INVESTMENT ADVISORY, SUB-INVESTMENT ADVISORY, ADMINISTRATION AGREEMENTS AND TRANSACTIONS WITH AFFILIATES:
The Company, on behalf of the Fund, has entered into an Investment Advisory Agreement with Comstock Partners, Inc. ("Comstock"). Comstock is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.60% of the Fund's average daily net assets.

2. INVESTMENT ADVISORY, SUB-INVESTMENT ADVISORY, ADMINISTRATION AGREEMENTS AND TRANSACTIONS WITH AFFILIATES (CONTINUED):
Comstock, on behalf of the Fund, has entered into a Sub-Investment Advisory Agreement with The Dreyfus Corporation ("Dreyfus"). Under the terms of the Agreement, Dreyfus manages the short-term cash and cash equivalents of the Fund and provides investment research and other advice regarding the Fund's portfolio. Dreyfus also provides general advice regarding economic factors and trends, including statistical and other factual information. For such services, Comstock will pay out of its advisory fee a monthly fee at an annual rate of 0.15% of the Fund's average daily net assets.

The Company, on behalf of the Fund, has entered into an Administration Agreement with Princeton Administrators, L.P. ("the Administrator") , an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated. The Administrator performs administrative services necessary for the operation of the Fund, including maintaining the books and records of the Fund and preparing reports and other documents required by Federal, state and other applicable laws and regulations, and provides the Fund with administrative office facilities. For those services, the Company, on behalf of the Fund, pays a monthly fee at an annual rate equal to the greater of (i) $300,000 per annum ($25,000 per month), or (ii) at an annual rate equal to 0.25% of the Fund's average daily net assets up to $100 million, 0.225% of the Fund's average daily net assets on the next $100 million, 0.20% of the Fund's average daily net assets on the next $400 million and 0.175% of the Fund's average daily net assets in excess of $600 million.

Premier Mutual Fund Services, Inc. serves as the Fund's distributor ("Distributor") pursuant to an agreement. Under the Amended and Restated Class A Service and Distribution Plan, adopted pursuant to Rule 12b-1 under the 1940 Act, the Class A shares bear the cost of (a) payment by the Company, on behalf of the Fund, to the Distributor for advertising, marketing and distributing Class A shares and for servicing Class A shareholders at an annual rate of 0.25%, payable monthly, of the value of the Fund's average daily net assets attributable to Class A shares and (b) additional 12b-1 expenses incurred in connection with the preparation, printing and distribution of the Fund's prospectus and statement of additional information used for other than regulatory purposes and distribution to existing shareholders and expenses of implementing the Plan, the aggregate of such amounts under clause (b) not to exceed in any fiscal year the greater of $100,000 or .005% of the value of the Fund's average daily net assets attributable to the Class A shares. Under the Amended and Restated Class C Service and Distribution Plan, adopted pursuant to Rule 12b-1 under the 1940 Act, the Class C shares bear the cost of (a) payment by the Company, on behalf of the Fund, to the Distributor for distributing the Fund's Class C shares at an annual rate of .75%, payable monthly, of the value of the Fund's average daily net assets attributable to Class C shares and (b) payments by the Company, on behalf of the Fund, to the Distributor for the provision of certain services to the holders of Class C shares at an annual rate of 0.25% of the value of the average daily net assets of Class C shares.

Certain officers and/or directors of the Company are officers and/or directors of Comstock.

3. PURCHASES AND SALES OF INVESTMENTS:
Purchases and sales of investments, excluding short-term and U.S. Government securities, for the year ended April 30, 1996 were $125,669,656 and $214,291,968 respectively.

Realized and unrealized gains (losses) for the year ended April 30, 1996 were as follows:

                                                      REALIZED       UNREALIZED
                                                        GAINS           GAINS
                                                      (LOSSES)        (LOSSES)
                                                    -------------   -------------
Long-term investments.............................  $ 18,837,697    $  2,086,969
Short-term investments............................        (6,704)              1
Put options purchased.............................   (23,288,661)     (6,450,071)
Financial futures contracts.......................    (2,430,306)        --
Foreign currency transactions.....................     5,554,446          64,039
                                                    -------------   -------------
                                                    $ (1,333,528)   $ (4,299,062)
                                                    -------------   -------------
                                                    -------------   -------------

As  of April 30, 1996,  the cost of investments  for Federal income tax purposes was substantially the same as the cost for financial reporting purposes; accordingly, unrealized depreciation for Federal income tax purposes aggregated $4,316,778 of which $9,719,757 related to appreciated securities and $14,036,535 related to depreciated securities. In addition, at April 30, 1996, the Fund had a capital loss carryforward of $24,703,925 ($3,407,129 expiring April 30, 2000, $8,776,949 expiring April 30, 2001 and $12,519,847 expiring April 30, 2004)
available as a reduction of any future net capital gains realized.

4. CAPITAL STOCK TRANSACTIONS:
Transactions in shares of Class O capital stock were as follows:

FOR THE YEAR                                                          DOLLAR
ENDED APRIL 30, 1996                                   SHARES         AMOUNT
- --------------------------------------------------  ------------  --------------
Shares sold.......................................       --             --
Shares issued to shareholders in reinvestment of
 dividends and distributions......................       273,782  $    2,440,189
                                                    ------------  --------------
Total issued......................................       273,782       2,440,189
Shares redeemed...................................   (10,995,465)    (98,585,628)
                                                    ------------  --------------
Net decrease......................................   (10,721,683) $  (96,145,439)
                                                    ------------  --------------
                                                    ------------  --------------


FOR THE YEAR                                                          DOLLAR
ENDED APRIL 30, 1995                                   SHARES         AMOUNT
- --------------------------------------------------  ------------  --------------
Shares sold.......................................       --             --
Shares issued to shareholders in reinvestment of
 dividends and distributions......................       973,756  $    8,959,869
                                                    ------------  --------------
Total issued......................................       973,756       8,959,869
Shares redeemed...................................   (14,184,069)   (129,706,226)
                                                    ------------  --------------
Net decrease......................................   (13,210,313) $ (120,746,357)
                                                    ------------  --------------
                                                    ------------  --------------

NOTES TO FINANCIAL STATEMENTS (CONCLUDED):

Transactions in shares of Class A capital stock were as follows:

FOR THE YEAR                                                          DOLLAR
ENDED APRIL 30, 1996                                   SHARES         AMOUNT
- --------------------------------------------------  ------------  --------------
Shares sold.......................................     1,245,317  $   11,109,682
Shares issued to shareholders in reinvestment of
 dividends and distributions......................       119,302       1,062,696
                                                    ------------  --------------
Total issued......................................     1,364,619      12,172,378
Shares redeemed...................................    (2,495,609)    (22,354,127)
                                                    ------------  --------------
Net decrease......................................    (1,130,990) $  (10,181,749)
                                                    ------------  --------------
                                                    ------------  --------------


FOR THE YEAR                                                          DOLLAR
ENDED APRIL 30, 1995                                   SHARES         AMOUNT
- --------------------------------------------------  ------------  --------------
Shares sold.......................................     1,812,384  $   16,493,949
Shares issued to shareholders in reinvestment of
 dividends and distributions......................       239,773       2,221,042
                                                    ------------  --------------
Total issued......................................     2,052,157      18,714,991
Shares redeemed...................................    (4,530,821)    (41,430,894)
                                                    ------------  --------------
Net decrease......................................    (2,478,664) $  (22,715,903)
                                                    ------------  --------------
                                                    ------------  --------------

Transactions in shares of Class C capital stock were as follows:

FOR THE YEAR                                                          DOLLAR
ENDED APRIL 30, 1996*                                  SHARES         AMOUNT
- --------------------------------------------------  ------------  --------------
Shares sold.......................................        40,733  $      367,799
Shares issued to shareholders in reinvestment of
 dividends and distributions......................            99             875
                                                    ------------  --------------
Total issued......................................        40,831         368,674
Shares redeemed...................................        (4,647)        (41,285)
                                                    ------------  --------------
Net increase......................................        36,185  $      327,389
                                                    ------------  --------------
                                                    ------------  --------------

            * Class C Shares were introduced on August 1, 1995.

5. DIVIDENDS:
In May and June 1996 the Company's Board of Directors declared ordinary income dividends for Class O, Class A and Class C shares as follows:

            AMOUNT PER SHARE
    --------------------------------
    CLASS O     CLASS A     CLASS C        PAYABLE DATE          RECORD DATE
    --------    --------    --------    ------------------    ------------------
    $0.05000    $0.04806    $0.04346       May 31, 1996          May 22, 1996
    $0.05000    $0.04813    $0.04244      June 28, 1996         June 20, 1996

--------------------------------------------------------------------------------
 REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

The Board of Directors of Comstock Partners Funds, Inc.
and Shareholders of Comstock Partners Strategy Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Comstock Partners Strategy Fund (one of the series constituting Comstock Partners Funds, Inc.) as of April 30, 1996, and the related statements of operations and changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended April 30, 1995 and financial highlights for each of the four years in the period then ended were audited by other auditors whose report dated May 31, 1995 expressed an unqualified opinion on such financial statement and financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1996, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 1996 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Comstock Partners Strategy Fund at April 30, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.

                                                    ERNST & YOUNG LLP

New York, New York
June 5, 1996

--------------------------------------------------------------------------------
 Comstock Partners Strategy Fund                                            1996
                   FEDERAL INCOME TAX INFORMATION (Unaudited)

The following information summarizes the components of all of the per share distributions paid by the Fund to shareholders of record during the year ended April 30, 1996:

                                                                                                                    TOTAL
                    QUALIFYING DOMESTIC*             INTEREST FROM FEDERAL           NON-QUALIFYING DOMESTIC      ORDINARY
                       ORDINARY INCOME                    OBLIGATIONS                    ORDINARY INCOME           INCOME
               -------------------------------  -------------------------------  -------------------------------  ---------
 RECORD DATE    CLASS O    CLASS A    CLASS C    CLASS O    CLASS A    CLASS C    CLASS O    CLASS A    CLASS C    CLASS O
- -------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
5/22/95......  $ 0.00386  $ 0.00362  $ 0.00000  $ 0.00805  $ 0.00793  $ 0.00000  $ 0.02809  $ 0.02595  $ 0.00000  $ 0.04000
6/22/95......    0.00386    0.00366    0.00000    0.00865    0.00861    0.00000    0.02749    0.02565    0.00000    0.04000
7/21/95......    0.00434    0.00416    0.00000    0.00813    0.00819    0.00000    0.03253    0.03077    0.00000    0.04500
8/23/95......    0.00434    0.00416    0.00434    0.00738    0.00742    0.01693    0.03328    0.03148    0.02373    0.04500
9/21/95......    0.00434    0.00416    0.00388    0.00529    0.00532    0.01086    0.03537    0.03356    0.02548    0.04500
10/23/95.....    0.00434    0.00416    0.00356    0.00482    0.00485    0.00906    0.03584    0.03412    0.02425    0.04500
11/21/95.....    0.00434    0.00416    0.00397    0.00493    0.00497    0.01034    0.03573    0.03397    0.02680    0.04500
12/20/95.....    0.00483    0.00465    0.00405    0.00583    0.00590    0.01123    0.03934    0.03758    0.02664    0.05000
1/23/96......    0.00068    0.00067    0.00145    0.03630    0.03417    0.01973    0.01302    0.01324    0.02386    0.05000
2/21/96......    0.00068    0.00067    0.00145    0.03630    0.03418    0.01974    0.01302    0.01320    0.02575    0.05000
3/21/96......    0.00068    0.00067    0.00145    0.03631    0.03418    0.01974    0.01301    0.01332    0.02301    0.05000
4/22/96......    0.00068    0.00067    0.00146    0.03631    0.03418    0.01974    0.01301    0.01333    0.02197    0.05000
               ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total........  $ 0.03697  $ 0.03641  $ 0.02561  $ 0.19830  $ 0.18990  $ 0.13737  $ 0.31973  $ 0.30617  $ 0.22149  $ 0.55500
               ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
               ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------


 RECORD DATE    CLASS A    CLASS C
- -------------  ---------  ---------
5/22/95......  $ 0.03750  $ 0.00000
6/22/95......    0.03792    0.00000
7/21/95......    0.04312    0.00000
8/23/95......    0.04306    0.04500
9/21/95......    0.04304    0.04022
10/23/95.....    0.04313    0.03687
11/21/95.....    0.04310    0.04111
12/20/95.....    0.04813    0.04192
1/23/96......    0.04808    0.04504
2/21/96......    0.04805    0.04694
3/21/96......    0.04817    0.04420
4/22/96......    0.04818    0.04317
               ---------  ---------
Total........  $ 0.53148  $ 0.38447
               ---------  ---------
               ---------  ---------

* Qualifies for the dividends received deduction for corporations.

During the year, the Fund invested in direct obligations of the United States Treasury, including U.S. Treasury Notes, U.S. Treasury Bills and U.S. Treasury Bonds (Federal Obligations). As a result, a portion of each of the Fund's dividends is attributable to interest on such Federal Obligations.

Of the ordinary income dividends paid during the taxable year ended April 30, 1996, the following percentages are attributable to the above listed Federal
Obligations:

                    Class O - $0.19830 per share, or 35.73%
                    Class A - $0.18990 per share, or 35.73%
                    Class C - $0.13737 per share, or 35.73%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.

Listed below are the percentages of total assets of the Fund invested in Federal Obligations as of the end of each quarter of the Fund's fiscal year:

                                                           PERCENTAGE OF
                                                              FEDERAL
FUND QUARTER END                                            OBLIGATIONS
- --------------------------------------------------------  ----------------
7/31/95.................................................        27.71%
10/31/95................................................        18.60%
1/31/96.................................................        23.90%
4/30/96.................................................        44.70%

                                Financial Statements
                          for the Dreyfus Capital Value Fund
         (the predecessor to the Comstock Partners Capital Value Fund)

     Statement of Investments
                                                                 April 30, 1996

Common Stocks--18.9%                                                           Shares         Value
- ---------------------------- --------------------------------------------   -----------  --------------
Basic Industries--13.3%
            Gold Mining:     Ashanti Goldfields, G.D.R.  . . . . . . . . .    329,500    $   7,207,812
                             Driefontein Consolidated, A.D.R.  . . . . . .    127,000        2,016,125
                             East Rand Gold & Uranium, A.D.R.  . . . . . .    100,000          275,000
                             Elandsrand Gold Mining, A.D.R.  . . . . . . .    251,100        1,663,538
                             Firstmiss Gold  . . . . . . . . . . . .<F1>    124,200        3,819,150
                             Free State Consolidated Gold Mines, A.D.R.  .    135,000        1,476,563
                             Golden Shamrock Mines . . . . . . . . .<F1>    440,000          419,105
                             Hartesbeesfontein Gold Mining, A.D.R. . . . .    433,000        1,602,100
                             Newmont Gold  . . . . . . . . . . . . . . . .     23,000        1,334,000
                             Pegasus Gold  . . . . . . . . . . . . .<F1>    342,300        4,877,775
                             Royal Oak Mines . . . . . . . . . . . .<F1>  1,559,900        6,434,587
                             Santa Fe Pacific Gold . . . . . . . . . . .  .   344,082        5,118,220
                             TVX Gold  . . . . . . . . . . . . . .  <F1>    262,000        2,063,250
                             Vaal Reefs Exploration & Mining, A.D.R. . . .    347,500        3,388,125
                             Western Deep Levels, A.D.R. . . . . . . . . .     38,000        1,888,125
                                                                                          ------------
                             Total Basic Industries  . . . . . . . . . .                    43,583,475
                                                                                          ============


Restructuring--5.6%
                            Chemicals--.8%  P.T. Tri Polyte Indonesia, A.D.R..  197,000     2,462,500
                                                                                          -----------
                         Conglomerates--.7%  Teledyne  . . . . . . . . . . .     63,000     2,338,875
                                                                                          -----------
                  Electrical Equipment--.3%  Hitachi, A.D.R. . . . . . . . . .   10,000     1,076,250
                                                                                          -----------
                                Energy--.6%  Baker Hughes  . . . . . . . . .    .65,000     2,063,750
                                                                                          -----------
                    Food and Beverages--.4%  Castle & Cooke  . . . . . .         84,733     1,376,911
                                                                                          -----------
                       Holding Companies--.5%  Horsham . . . . . . .  . .       113,200     1,598,950

                   Miscellaneous--.8%  Fleming Russian Securities Fund..<F1>  220,765     1,518,863
                                          Lazard Vietnam Fund . . . . .  <F1>  87,000       924,375
                                                                                          -----------
                                                                                            2,443,238
                                                                                          -----------
     Retail--.9%  Duty Free International . . . . . . . . . . . . . . . .      111,200      1,487,300

                  Hartmarx  . . . . . . . . . . . . . . . . . . . . <F1>     260,000      1,430,000
                                                                                          -----------
                                                                                            2,917,300
                                                                                          -----------
                   Semiconductors--.6%  Fujitsu . . . . . . . . . . . . . . .   27,000        277,609
                         NEC, A.D.R. . . . . . . . . . . . . . . . . . .  . .   18,400      1,168,400
                         OKI Electric Industry . . . . . . . . . . . . .  . .   32,000        252,856
                        Toshiba . . . . . . . . . . . . . . . . . . .  .  . .   37,000        286,729
                                                                                         ------------
                                                                                            1,985,594
                                                                                         ------------
                Total Restructuring . . . . . . . . . . . . .                              18,263,368
                                                                                         ------------
                TOTAL COMMON STOCKS
                (cost $54,106,314)  . . . . . . . . . . . .                              $ 61,846,843
                                                                                         ============

                                                                                                           April 30, 1996
 Preferred Stocks-1%                                                                         Shares                      Value
----------------------------------------------------------------------------------------- -------------             ----------------

                       Conglomerates:  Teledyne, Series E
                                         (cost $31,339)  . . . . . . . . . . . . . . .            2,130             $    30,885

                                                                                               Contracts
                                                                                                Subject
     Put Options--3.4%                                                                           to Put
                                                                                                ---------


                                       Nasdaq 100 Index:
                                         June '96 @ 550  . . . . . . . . . . . . . . .           14,500             $     9,062
                                       Standard & Poor's 500 Index Flex Options:
                                         December '96 @ $525 . . . . . . . . . . . . .           32,500                  95,469
                                         March '97 @ $600  . . . . . . . . . . . . . .          167,000               2,463,250
                                       Standard & Poor's 500 Index:
                                         June '96 @ $450 . . . . . . . . . . . . . . .           23,500                   1,469
                                         June '96 @ $475 . . . . . . . . . . . . . . .          113,000                  14,125
                                         June '96 @ $500 . . . . . . . . . . . . . . .           73,000                  11,406
                                         June '96 @ $550 . . . . . . . . . . . . . . .           52,000                  32,000
                                         September '96 @ $550  . . . . . . . . . . . .          184,000                 483,000
                                         September '96 @ $575  . . . . . . . . . . . .          113,000                 480,250
                                         December '96 @ $525 . . . . . . . . . . . . .           32,500                 103,594
                                         December '96 @ $550 . . . . . . . . . . . . .          270,000               1,299,375
                                         December '96 @ $600 . . . . . . . . . . . . .          151,000               1,661,000
                                         June '97 @ $550 . . . . . . . . . . . . . . .           74,000                 610,500
                                         June '97 @ $600 . . . . . . . . . . . . . . .          231,000               3,724,875
                                       TOTAL PUT OPTIONS                                                            -----------
                                         (cost $23,352,608)  . . . . . . . . . . . . .                              $10,989,875
                                                                                                                    ============

                                                                                               Principal
     Bonds and Notes--26.7%                                                                      Amount
- ------------------------------------------------------------------------------------- -----------------------


                                       Australian Securities:
                                         Republic of Australia,
                         Bonds--25.7%      12%, 7/15/1999  . . . . . . . . . .  <F2>           $15,586,560           $17,198,210

                                       Austrian Securities:
                                         Republic of Austria,
                                           4.50%, 2/12/2000  . . . . . . . . .  <F3>             3,295,820             3,486,978

                                       Danish Securities:
                                         Kingdom of Denmark,
                                           4.25%, 9/20/1999  . . . . . . . . .  <F3>            12,057,878            12,696,945

                                       European Investment Bank:
                                           11.45%, 10/14/1997  . . . . . . . .  <F4>            7,780,980             8,066,931
                                           10.80%, 3/15/1999 . . . . . . . . .  <F4>            7,780,980             8,257,565
                                                                                                                       ----------
                                                                                                                       16,324,496
                                                                                                                       ----------


     Statement of Investments (continued)                         April 30, 1996

                                                                                                   Principal
     Bonds and Notes (continued)                                                                    Amount              Value

     Basic Industries--18.9%


                            Bonds (continued) German Securities:
                                                Bundesrepublik Deutschland,
                                                  9%, 10/20/2000  . . . . . . . . . .  <F5>   $15,590,520          $17,946,248

                                              Swedish Securities:
                                                Republic of Sweden,
                                                  11%, 1/21/1999  . . . . . . . . . .  <F6>   15,022,122            16,486,778
                                                                                                                      ----------
                                                                                                                      84,139,655
                                                                                                                      ----------

                                  Notes--1.0% Federal National Mortgage Association:
                                                Non-Callable Strips, (collateralized by
                                                FNMA Strip, 10/1/2024) Cl. 267-2,
                                                8.50%, 10/25/2024
                                                (Interest Only Obligation)                      10,115,901<F7>       3,186,509
                                                                                                                    ------------
                                              TOTAL BONDS AND NOTES
                                                (COST $84,257,242)  . . . . . . . . . . . .                         $ 87,326,164
                                                                                                                    ============
     Loan Participations--3.0%


                Foreign Loan Participations: Vnesheconombank (Bank for Foreign Economic
                                              Affairs of the USSR)
                                              5/3/2025  . . . . . . . . . . . . .   <F3, 10>   $18,086,817          $  7,325,161
                                              5/3/2025  . . . . . . . . . . . . .   <F5, 10>     5,875,824             2,607,397
                                                                                                                     ------------
                                              TOTAL LOAN PARTICIPATIONS                                              $  9,932,558
                                                                                                                      ===========
                                              (cost $6,703,509) . . . . . . . . . . . . . .
     Short-Term Investment--47.3%
- ---------------------------------------------------------------------------------------------

                         U.S. Treasury Bills: 4.85% 5/2/96  . . . . . . . . . . . . . . . .    $12,315,000          $ 12,313,276
                                              4.82% 5/9/96  . . . . . . . . . . .   <F8, 10>   33,772,000            33,736,202
                                              4.75% 5/16/96 . . . . . . . . . . . . .  <F8>   23,352,000            23,305,296
                                              5.04% 5/30/96 . . . . . . . . . . . . . . . .      2,473,000             2,463,429
                                              4.97% 7/5/96  . . . . . . . . . . . . . . . .     83,654,000            82,902,787
                                                                                                                     -----------

                                              TOTAL SHORT-TERM INVESTMENTS
                                              (cost $154,720,595) . . . . . . . . . . . . .                         $154,720,990
                                                                                                                    ============
     TOTAL INVESTMENTS (cost $323,171,607) . . . . . . . . . . . . . . . . . . . . . . . . .          99.4%         $324,847,315
                                                                                                     -----          ============
     CASH AND RECEIVABLES (NET)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            .6%         $  1,942,988
                                                                                                     =====          ============
     NET ASSETS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         100.0%         $326,790,303
                                                                                                     =====          ============

         Notes to Statement of Investments:

<F1>     Non-income producing.

<F2>     Denominated in Australian Dollars.

<F3>     Denominated in Swiss Francs.

<F4>     Denominated in Italian Lira.

<F5>     Denominated in German Marks.

<F6>     Denominated in Swedish Krona.

<F7>     Notional face amount.

<F8>     Partially held by broker as collateral for
         open short positions.

<F9>     Partially held by the custodian in a
         segregated account as collateral for
         open financial futures positions.

<F10>    Securities restricted as to public resale,
         investments in restricted securities, with an aggregate market value of $9,932,558, represents approximately 3.0% of the
         Fund's net assets:
/TABLE

                                                               Acquisition        Purchase        Percentage of
     Loan Participations:                                         Date              Price          Net Assets         Valuation<F*>
------------------------------------------------------------------------------ ----------------- --------------------- -------------


     Vnesheconombank (Bank for Foreign Economic
       Affairs of the USSR)
       5/3/2025  . . . . . . . . . . . . . . . . . . . .        5/2/95            $.24                3.0%          fair value
                                                                6/29/95

     [FN]
      * The valuation of these securities has been determined in good faith under the direction of the Board of Directors.



     Statement of Financial Futures                                                                                  April 30, 1996
------------------------------------------------------------------------------------------------------------------- ----------------
                                                                                Market Value                          Unrealized
                                                                Number of          Covered                           Appreciation
                                                                Contracts       by Contracts       Expiration         at 4/30/96
                                                               ------------ -------------------   --------------    --------------

     Financial Futures Purchased:
                                                                                         $
     Nikkei 225  . . . . . . . . . . . . . . . . . . . .         22           $ 2,435,950         June '96           $206,250

     Financial Futures Sold Short:

     Japanese Yen  . . . . . . . . . . . . . . . . . . .         22            (2,635,325)        June '96             13,200

     Standard & Poor's 500 . . . . . . . . . . . . . . .         36           (11,988,000)       December '96          17,100

     Standard & Poor's 500 . . . . . . . . . . . . . . .         64           (21,516,800)         March '97           25,850
                                                                                                                      --------
                                                                                                                      $262,400
                                                                                                                      ========


                          See notes to financial statements.

     Statement of Securities Sold Short


     Common Stock--23.8%                                                                        Shares                Value

                        Auto Related--.6% Cooper Tire & Rubber  . . . . . . . . . . . .         80,000             $ 1,960,000
                                                                                                                  ------------
                          Beverages--1.3% Anheuser-Busch  . . . . . . . . . . . . . . .         30,000               2,013,750
                                          Seagram . . . . . . . . . . . . . . . . . . .         61,000               2,066,375
                                                                                                                  ------------
                                                                                                                     4,080,125
                                                                                                                  ------------

                          Chemicals--2.4% Air Products & Chemicals  . . . . . . . . . .         20,000               1,142,500
                                          Great Lakes Chemical  . . . . . . . . . . . .         29,000               1,979,250
                                          Lubrizol  . . . . . . . . . . . . . . . . . .         70,000               2,030,000
                                          Naico Chemical  . . . . . . . . . . . . . . .         34,000               1,037,000
                                          RPM . . . . . . . . . . . . . . . . . . . . .        100,000               1,537,500
                                                                                                                   -----------
                                                                                                                     7,726,250
                           Computers--.5% Compaq Computer . . . . . . . . . . . . . . .         32,000               1,492,000
                                                                                                                   -----------
                          Consumers--1.1% B.A.T. Industries, A.D.R. . . . . . . . . . .         23,100                 356,606
                                          Reebok International  . . . . . . . . . . . .         53,900               1,563,100
                                          Rubbermaid  . . . . . . . . . . . . . . . . .         60,300               1,703,475
                                                                                                                   -----------
                                                                                                                     3,623,181
                                                                                                                   -----------

                           Cosmetics--.9% International Flavors & Fragrances  . . . . .         40,000               1,965,000
                                          Tambrands . . . . . . . . . . . . . . . . . .         21,000               1,005,375
                                                                                                                   -----------
                                                                                                                     2,970,375
                                                                                                                   -----------

                Electrical Equipment--.3% Duracell International  . . . . . . . . . . .         20,000                 905,000
                                                                                                                   -----------
               Environmental Control--.3% Browing-Ferris Industries . . . . . . . . . .         35,000               1,128,750
                                                                                                                   -----------

                            Finance--3.0% Alex Brown  . . . . . . . . . . . . . . . . .         19,900               1,077,088
                                          Bear Stearns  . . . . . . . . . . . . . . . .        122,587               3,079,998
                                          CMAC Investment . . . . . . . . . . . . . . .         15,000                 840,000
                                          Merrill Lynch . . . . . . . . . . . . . . . .         18,000               1,086,750
                                          Paine Webber Group  . . . . . . . . . . . . .         88,000               1,837,000
                                          Schwab [Charles]  . . . . . . . . . . . . . .         80,000               1,960,000
                                                                                                                   -----------
                                                                                                                     9,880,836
                                                                                                                   -----------

                    Food Processing--3.4% Dean Foods  . . . . . . . . . . . . . . . . .         44,000               1,028,500
                                          General Mills . . . . . . . . . . . . . . . .         35,000               1,942,500
                                          Heinz (H.J.)  . . . . . . . . . . . . . . . .         53,850               1,824,169
                                          Kellogg . . . . . . . . . . . . . . . . . . .         37,200               2,655,150
                                          Sara Lee  . . . . . . . . . . . . . . . . . .         51,000               1,581,000
                                                                                                                   -----------
                                          Unilever, N.V.  . . . . . . . . . . . . . . .         14,500               1,979,250
                                                                                                                   -----------

                      Food Wholesale--.2% Sysco . . . . . . . . . . . . . . . . . . . .         25,000              11,010,569
                                                                                                                   -----------
                                                                                                                       803,125

Common Stock--23.8%                                                                                Shares           Value
- --------------------------------------------------------------------------------------------   --------------    --------------

            Forest Products & Paper--2.3% Boise Cascade . . . . . . . . . . . . . . . .         51,000             $ 2,371,500
                                          Bowater . . . . . . . . . . . . . . . . . . .         50,000               2,000,000
                                          International Paper . . . . . . . . . . . . .         50,000               1,993,750
                                          Louisiana Pacific . . . . . . . . . . . . . .         40,000               1,005,000
                                                                                                                   -----------
                                                                                                                     7,370,250
                                                                                                                   -----------
                     Home Appliances--.5% Whirlpool . . . . . . . . . . . . . . . . . .         25,200               1,515,150
                                                                                                                   -----------
      Machinery-Construction & Material--
                                      .9% Caterpillar . . . . . . . . . . . . . . . . .         30,000               1,920,000
                                          Ingersoll-Rand  . . . . . . . . . . . . . . .         26,500               1,026,875
                                                                                                                   -----------
                                                                                                                     2,946,875
                              Metals--.9% ASARCO  . . . . . . . . . . . . . . . . . . .         60,000               1,987,500
                                          Aluminum Company of America . . . . . . . . .         16,000                 998,000
                                                                                                                   -----------
                                                                                                                     2,985,500
                                                                                                                   -----------
                 Packing & Container--.6% Crown Cork & Seal                                     43,000               2,026,375
                                                                                                                   -----------
               Publishing & Printing--.7% Dow Jones & Co                                        27,000               1,009,125
                                          Houghton Mifflin                                      12,000                 556,500
                                          Reader's Digest Association, Cl.A.                    20,000                 820,000
                                                                                                                   -----------
                                                                                                                     2,385,625
                                                                                                                   -----------
                             Retail--1.5% Home Depot  . . . . . . . . . . . . . . . . .         43,633               2,067,113
                                          Penney (J.C.) . . . . . . . . . . . . . . . .         20,000                 990,000
                                          Wal-Mart Stores . . . . . . . . . . . . . . .         81,000               1,933,875
                                                                                                                   -----------
                                                                                                                     4,990,988
                                                                                                                   -----------
                          Technology--.5% Kulicke & Soffa Industries  . . . . . . . . .         38,000                 722,000
                                          Novell  . . . . . . . . . . . . . . . . . . .          5,000                  72,500
                                          Novellus Systems  . . . . . . . . . . . . . .         14,000                 759,500
                                                                                                                   -----------
                                                                                                                     1,554,000
                                                                                                                   -----------
                  Telecommunications--.7% Hong Kong Telecom, A.D.R. . . . . . . . . . .        114,000               2,166,000
                                                                                                                   -----------
                            Textiles--.6% V.F.  . . . . . . . . . . . . . . . . . . . .         35,000               1,995,000
                      Transportation--.6% Federal Express . . . . . . . . . . . . . . .         26,000               2,099,500
                                                                                                                   -----------
                                          TOTAL SECURITIES SOLD SHORT
                                          (process $75,570,492) . . . . . . . . . . . .                            $77,615,474
                                                                                                                   ===========


                          See notes to financial statements.

     Statement of Assets and Liabilities                                                                        April 30, 1996
- -----------------------------------------------------------------------------------------                      ------------------

     ASSETS:
       Investments in securities, at value (cost $323,171,607)--see statement                                    $324,847,315
       Cash  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                      1,655,957
       Receivable from broker for proceeds on securities sold short  . . . . .                                     75,570,492
       Dividends and interest receivable . . . . . . . . . . . . . . . . . . .                                      2,906,235
       Receivable for subscriptions to Common Stock  . . . . . . . . . . . . .                                        340,787
       Receivable from broker for gains on securities sold short . . . . . . .                                        321,830
       Net unrealized appreciation on forward currency exchange contracts--
          Note 4(a)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                        293,158
       Receivable for future variation margin--Note 4(a) . . . . . . . . . . .                                         30,126
       Prepaid expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . .                                         42,719
                                                                                                                  -----------
                                                                                                                  406,008,619
                                                                                                                  ===========
     LIABILITIES:
       Due to investment adviser . . . . . . . . . . . . . . . . . . . . . . .        $    121,544
       Due to sub-investment adviser . . . . . . . . . . . . . . . . . . . . .              82,610
       Due to Distributor  . . . . . . . . . . . . . . . . . . . . . . . . . .             120,875
       Securities sold short, at value (proceeds $75,570,492)--see statement .          77,615,474
       Payable for Common Stock redeemed . . . . . . . . . . . . . . . . . . .             908,800
       Accrued expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . .             369,013                 79,218,316
                                                                                      ------------               ------------
     NET ASSETS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                   $326,790,303
                                                                                                                 ============
     REPRESENTED BY:
       Paid-in capital                                                                                           $439,826,841
       Accumulated undistributed investment income--net                                                             7,141,282
       Accumulated net realized (loss) on investments                                                            (120,306,438)
       Accumulated net unrealized appreciation on investments, securities sold short, and foreign currency transactions (including $262,400
          net unrealized appreciation on financial futures)  . . . . . . . . .                                        128,618
                                                                                                                 ------------
     NET ASSETS at value . . . . . . . . . . . . . . . . . . . . . . . . . . .                                   $326,790,303
                                                                                                                 ============
     Shares of Common Stock outstanding:
       Class A Shares
          (100 million shares of $.01 par value authorized)                                                        22,913,826
                                                                                                                  ===========
       Class B Shares
          (100 million shares of $.01 par value authorized)                                                         7,881,479
                                                                                                                  ===========
       Class C Shares
          (100 million shares of $.01 par value authorized)                                                           344,669
                                                                                                                  ===========
       Class R Shares
          (100 million shares of $.01 par value authorized)                                                               122
                                                                                                                  ===========
     NET ASSET VALUE per share:
       Class A Shares
          ($241,471,817 divided by 22,913,826 shares) . . . . . . . . . . . . . . . . .                          $      10.54
                                                                                                                 ============
       Class B Shares
          ($81,786,205 divided by 7,881,479 shares) . . . . . . . . . . . . . . . . . .                          $      10.38
                                                                                                                 =============
       Class C Shares
          ($3,530,994 divided by 344,669 shares)  . . . . . . . . . . . . . . . . . . .                          $      10.24
                                                                                                                 ============
       Class R Shares
          ($1,287 divided by 122,215 shares)  . . . . . . . . . . . . . . . . . . . . .                          $      10.53
                                                                                                                 ============

     Statement of Operations

                                                                        Year Ended                       Seven Months Ended
                                                                    September 30, 1995                     April 30, 1996
                                                                  ----------------------                 -------------------


     INVESTMENT INCOME:
       Income:
       Interest  . . . . . . . . . . . . . . . . . . . .      $ 20,726,708                         $  9,708,892
       Cash dividends (net of %75,758 in 1995 and
          $20,964 in 1996 foreign taxes withheld at
          source)  . . . . . . . . . . . . . . . . . . .         1,924,318                              690,074
                                                                ----------                          -----------
          Total Income . . . . . . . . . . . . . . . . .                        $22,651.026                         $  10,407,966
     Expenses:
       Investment advisory fee--Note 3(a)  . . . . . . .         1,840,790                              879,030
       Sub-investment advisory fee--Note 3(a)  . . . . .         1,365,789                              602,595
       Dividends on securities sold short  . . . . . . .         1,861,794                              580,873
       Shareholder servicing costs--Note 3(c)  . . . . .         1,659,621                              795,623
       Distribution fees--Note 3(b)  . . . . . . . . . .           738,585                              367,088
       Prospectus and shareholders' reports  . . . . . .           120,170                                3,167
       Custodian fees  . . . . . . . . . . . . . . . . .           106,205                               48,042
       Professional fees . . . . . . . . . . . . . . . .            73,048                              108,737
       Registration fee  . . . . . . . . . . . . . . . .            72,468                               42,449
       Interest expenses--Note 2 . . . . . . . . . . . .            59,145                               45,028
       Directors' fees and expenses--Note 3(d) . . . . .            49,789                               36,174
       Miscellaneous . . . . . . . . . . . . . . . . . .            22,130                               24,988
                                                                 ---------
          Total Expenses . . . . . . . . . . . . . . . .                          7,969,534                             3,528,794
                                                                                 ----------                            ----------
          INVESTMENT INCOME--NET                                                 14,681,492                             6,879,172
                                                                                 ----------                             ---------
     REALIZED AND UNREALIZED GAIN (LOSS) ON
       INVESTMENTS:
     Net realized gain (loss) on investments--Note 4(a):
       Long transactions (including options
          transactions and foreign currency
          transactions)  . . . . . . . . . . . . . . . .      $  2,696,163                         $ 27,541,930
       Short sale transactions . . . . . . . . . . . . .       (22,403,778)                          (3,510,946)
     Net realized gain (loss) on forward currency
       exchange contracts--Note 4(a):
       Long transactions . . . . . . . . . . . . . . . .           118,547                               86,001
       Short transactions  . . . . . . . . . . . . . . .                --                             (796,761)
     Net realized (loss) on financial futures--Note 4(a):
       Long transactions . . . . . . . . . . . . . . . .                --                           (1,238,406)
       Short transactions  . . . . . . . . . . . . . . .        (7,893,569)                          (1,836,215)
                                                               -----------                           ----------
     Net Realized Gain (Loss)  . . . . . . . . . . . . .                        (27,482,637)                           20,245,603
       Net unrealized (depreciation) on investments,
          securities sold short and foreign currency
          transactions (including $1,427,125 in 1995
          and $205,425 in 1996 net unrealized
          appreciation on financial futures) . . . . . .                        (28,971,658)                          (15,354,865)
                                                                                -----------                            ----------

       NET REALIZED AND UNRELATED GAIN (LOSS) ON
          INVESTMENTS  . . . . . . . . . . . . . . . . .                        (56,454,295)                            4,890,738
                                                                               ------------                         -------------
     NET INCREASE (DECREASE) IN NET ASSETS RESULTING
       FROM OPERATIONS . . . . . . . . . . . . . . . . .                       $(41,772,803)                        $  11,769,910
                                                                               ============                         =============









                          See notes to financial statements.

     Statement of Changes in Net Assets



                                                                             Year Ended  September 30,             Seven Months
                                                                            ---------------------------                Ended
                                                                             1994                 1995            April 30, 1996
                                                                            ---------------------------           ----------------


     OPERATIONS:
             Investment income--net  . . . . . . . . . . . . . . .           $9,823,170          $14,681,492         $ 6,789,172
             Net realized gain (loss) on investments . . . . . . .           (9,217,163)         (27,482,637)         20,245,603
             Net unrealized appreciation (depreciation)
              on investments, securities sold short
              foreign currency transactions and financial
              futures for the period   . . . . . . . . . . . . . .           26,168,303          (28,971,658)        (15,354,865)
                                                                            -----------          -----------         -----------
              Net increase (Decrease) In Net Assets Resulting from
              Operations   . . . . . . . . . . . . . . . . . . . .           26,774,310          (41,772,803)         11,769,910
                                                                            -----------           ----------          ----------

     DIVIDENDS TO SHAREHOLDERS FROM:
             Investment income--net:
              Class A shares   . . . . . . . . . . . . . . . . . .           (8,633,848)          (8,406,886)        (10,905,352)
              Class B shares   . . . . . . . . . . . . . . . . . .             (913,770)          (1,940,644)         (2,909,347)
              Class C shares   . . . . . . . . . . . . . . . . . .                   --                   --             (29,071)
              Class R shares   . . . . . . . . . . . . . . . . . .                   --                   --                 (44)
                                                                           ------------         ------------         -----------
                Total Dividends  . . . . . . . . . . . . . . . . .           (9,547,618)         (10,347,530)        (13,843,814)
                                                                           ------------         ------------         -----------

     CAPITAL STOCK TRANSACTIONS:
             Net proceeds from shares sold:
              Class A shares   . . . . . . . . . . . . . . . . . .          116,664,797           39,533,363          27,095,651
              Class B shares   . . . . . . . . . . . . . . . . . .           85,400,651           26,973,391          18,392,593
              Class C shares   . . . . . . . . . . . . . . . . . .                   --                1,000           3,593,718
              Class R shares   . . . . . . . . . . . . . . . . . .                   --                1,000                 270
             Dividends reinvested:
              Class A shares   . . . . . . . . . . . . . . . . . .            4,857,514            5,143,774           6,964,456
              Class B shares   . . . . . . . . . . . . . . . . . .              489,988              990,338           1,653,446
              Class C shares   . . . . . . . . . . . . . . . . . .                   --                   --              29,071
              Class R shares   . . . . . . . . . . . . . . . . . .                   --                   --                  44
             Cost of shares redeemed:
              Class A shares   . . . . . . . . . . . . . . . . . .         (147,154,408)        (136,312,596)        (61,921,614)
              Class B shares   . . . . . . . . . . . . . . . . . .           (8,939,968)         (36,549,208)        (25,781,438)
              Class C shares   . . . . . . . . . . . . . . . . . .                   --                   --             (62,459)
                                                                            -----------         ------------         -----------
              Increase (Decrease) in Net Assets From Capital Stock
     Transactions  . . . . . . . . . . . . . . . . . . . . . . . .           51,318,574         (107,218,938)        (30,036,262)
                                                                            -----------         ------------         -----------
                Total Increase (Decrease) In Net Assets  . . . . .           68,545,266         (152,339,271)        (32,110,166)

     NET ASSETS:
             Beginning of period . . . . . . . . . . . . . . . . .          442,694,474          511,239,740         358,900,469
                                                                            -----------         ------------         -----------

             End of period (including undistributed
              investment, income--net: $9,771,962 in
              1994, $14,105,924 in 1995 and $7,141,282 in
              1996)  . . . . . . . . . . . . . . . . . . . . . . .        $ 511,239,740       $  358,900,469      $  326,790,303
                                                                           ============       ==============       =============

                                                                                    Shares
                                                             Class A                                      Class B
                                                                                                                      Seven Months
                                                                             Seven Months                                 Ended
                                                                               Ended                                     April 30,
                                              Year Ended September 30,       April 30,      Year Ended September 30,       1996
                                        --------------------------------   -----------    --------------------------   -------------
                                                1994           1995           1996           1994          1995             1996
                                         ----------------    -----------   -----------   ------------    -----------    ------------



     CAPITAL SHARE TRANSACTIONS:

       Shares sold . . . . . . . . . . .    9,919,385     3,569,389      2,562,332      7,342,835      2,464,126        1,768,677
       Shares issued for dividends
          reinvested  . . . . . . . . . . .   411,308       466,343        688,868         41,951         91,024          165,676
        Shares redeemed . . . . . . . . . (12,560,968)  (12,382,551)    (5,880,857)      (783,960)    (3,400,272)      (2,491,504)
                                          -----------   -----------     ----------       --------     ----------       ----------
          Net increase (Decrease) in
          Shares Outstanding . . . . . .   (2,230,275)   (8,346,819)    (2,629,657)     6,600,826       (845,122)        (557,151)
                                          ===========    ==========     ==========       =========    ==========       ==========



                                                                                            Shares
                                                               -------------------------------------------------------------------
                                                                          Class C                             Class B
                                                               --------------------------------------------------------------------
                                                                                                                     Seven Months
                                                              Period Ended      Seven Months      Period Ended          Ended
                                                              September 30,    Ended April 30,    September 30,       April 30,
                                                                1995<F*>            1996            1995<F*>             1996
                                                               ------------     --------------   --------------       ------------

     CAPITAL SHARE TRANSACTIONS (continued)
             Shares sold . . . . . . . . . . . . . . . .                94            347,688             92               26
             Shares issued for dividends reinvested  . .                --              2,948             --                4
             Shares redeemed . . . . . . . . . . . . . .                --             (6,061)            --               --
                                                                      ----            -------            ----             ----
             Net increase
              In Shares Outstanding  . . . . . . . . . .                94            344,575             92               30
                                                                      ====            =======            ====              ===

[FN]

     * From August 22, 1995 (commencement of initial offering) to September 30, 1995.

     Financial Highlights

          Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                Class A Shares

                                                                   Year Ended September 30,                          Seven Months
                                            -----------------------------------------------------------------------      Ended
                                            1991             1992          1993        1994               1995     April 30, 1996



     PER SHARE DATA:
       Net asset value, beginning of
     period  . . . . . . . . . . . .     $   15.08           $  12.97       $ 12.41         $  11.42      $11.88      $ 10.61
                                          --------           ---------      -------        ---------     -------      -------
     Investment Operations:
     Investment income--net  . . . .           .73                .40           .24              .24         .36          .22
     Net realized and unrealized
       gain (loss) on investments,
       securities sold short,
       foreign currency
       transactions and financial
       futures . . . . . . . . . . .          (.89)              (.39)         (.62)             .46       (1.37)        .17
                                          --------           ---------      -------        ---------     -------      -------
       Total from investment
          Operations . . . . . . . .          (.16)               .01           .38              .70       (1.01)        .39
                                          --------           ---------      -------        ---------     -------      -------
     Distributions:
     Dividends from investment
     income--net . . . . . . . . . .          (.99)              (.57)         (.61)           (.24)        (.26)       (.46)
     Dividends from net realized gain
     on investments  . . . . . . . .          (.96)                --            --               --          --           --
       Total Distributions . . . . .         (1.95)              (.57)         (.61)           (.24)        (.26)       (.46)
     Net asset value, end of period      $   12.97           $  12.41         $11.42       $   11.88      $10.61      $10.54
                                          ========           =========      =======        =========     =======      =======
     TOTAL INVESTMENT RETURN<F(1)>

     RATIOS/SUPPLEMENTAL DATA:                (.70%)            (0.2%)        (2.70%)           6.14 %     (8.58%)      3.81%<F(2)>
     Ratio of operating expenses to
     average net assets  . . . . . .          1.19%              1.19%         1.23%            1.21 %      1.24%        .75%<F(2)>
     Ratio of interest expense and
       dividends on securities sold
       short to average net assets .           .49%               .39%          .45%             .39 %       .45%        .18%<F(2)>
     Ratio of net investment income
     to average net assets                    5.58%              2.83%         1.94%            2.06 %      3.61%       2.136%<F(2)>

     Portfolio Turnover Rate                154.07%            344.29%        41.78%           45.57 %     54.70%      55.69%<F(2)>
     Average commission rate paid(3)            --                 --            --               --           --     $   .0531
     Net Assets, end of period (000's
     Omitted)                            $  755,450           $537,392      $412,316         $402,708    $271,052   $  241,472


     ____________________
     [FN]
     (1)    Exclusive of sales load.

     [FN]
     (2)    Not annualized.
     [FN]
     (3) For fiscal years beginning on or after October 1, 1995 the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

                          See notes to financial statements.

          Contained below is per share operating performance data for a share of Common Stock outstanding total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                       Class B Shares
                                                       ---------------------------------------------------------------------------
                                                                                                                    Seven Months
                                                                        Year Ended September 30,                        Ended
                                                       ----------------------------------------------------------------------------
                                                             1993<F(1)>            1994               1995          April 30, 1996
                                                       -----------------        ----------           ------        ----------------

     PER SHARE DATA:
       Net asset value, beginning of period  . . . . .      $10.58                 $11.32       $  11.69           $  10.41
                                                          ---------                -------      --------           --------
       Investment Operations:
       Investment income--net  . . . . . . . . . . . .       .03                     .23              .31                .18
       Net realized and unrealized gain (loss) on
       investments,
          securities sold short, foreign currency
     transactions and
          financial futures  . . . . . . . . . . . . .       .71                     .38            (1.38)               .16
                                                          ---------                -------      --------           ---------
          Total from Investment Operations . . . . . .       .74                     .61            (1.07)               .34
                                                          ---------                -------      --------           ---------
     Distributions:
       Dividends from investment income--net . . . . .       --                      (.24)          (.21)              (.37)
                                                          ---------                -------      --------           ---------
       Net asset value, end of period  . . . . . . . .      $11.32                 $11.69       $  10.41           $  10.38
                                                          =========                =======      =========           ========
     TOTAL INVESTMENT RETURN<F(2)> . . . . . . . . . .       6.99<F(3)>              5.35%        (9.27%)              2.36%<F(3)>
     RATIOS/SUPPLEMENTAL DATA:
       Ratio of operating expenses to average net
     assets  . . . . . . . . . . . . . . . . . . . . .       1.49%<F(3)>             1.99%          1.99%              1.18%

Ratio of interest expense and dividends on
securities sold short to average net assets                    .31%<F(3)>             .40%         .45%           .19%<F(3)>
       Ratio of net investment income to average net
     assets  . . . . . . . . . . . . . . . . . . . . .          .83%<F(3)>            1.39%       2.86%          1.70%
       Portfolio Turnover Rate . . . . . . . . . . . .        41.78%                 45.57%      54.70%         55.69%<F(3)>
       Average commission rate paid(4) . . . . . . . .          --                     --                --    $  .0531
       Net Assets, end of period (000's Omitted) . . .      $30,378                $108,532    $ 87,847       $ 81,786

____________________
[FN]
     (1) From January 15, 1993 (commencement of initial offering) to September 30, 1993.
     [FN]
     (2)    Exclusive of sales load.
     [FN]
     (3)    Not annualized.
     [FN]
     (4) For fiscal years beginning on or after October 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

          Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                      Class C Shares                       Class R Shares
                                                          --------------------------------------   --------------------------------
                                                                                Seven Months                         Seven Months
                                                              Period Ended          Ended         Period Ended          Ended
                                                              September 30,       April 30,       September 30,       April 30,
                                                               1995<F(1)>           1996           1995<F(1)>            1996
                                                            -----------------  -----------------  --------------   ----------------


     PER SHARE DATA:
       Net asset value, beginning of period  . . . . . .      $ 10.64            $10.41             $10.84             $10.62
                                                             --------            ------             ------             -------
     Investment Operations:
       Investment income--net  . . . . . . . . . . . . .          .02               .44                .04                .30
       Net realized and unrealized gain (loss) on
          investments, securities sold short, foreign
          currency transactions and financial futures  .         (.25)             (.12)              (.26)               .09
                                                             --------            ------             ------             -------
          Total from Investment Operations . . . . . . .         (.23)              .32               (.22)               .39
                                                             --------            ------             ------             -------
       Distributions:
       Dividends from investment income--net . . . . . .           --              (.49)                --               (.48)
                                                             ========            =======            ======             ======
       Net asset value, end of period  . . . . . . . . .      $ 10.41            $10.24             $10.62             $10.53
                                                             ========            =======            ======             ======

       TOTAL INVESTMENT RETURN<F(2)> . . . . . . . . . .       (2.26%)<F(3)>       3.30%<F(2)>       (2.03%)<F(2)>     3.97 %<F(3)>
     RATIOS/SUPPLEMENT DATA:

     Ratio of operating expenses to average net assets .          .26%<F(3)>       1.28 %<F(3)>       .149%<F(3)>       .61%<F(3)>
     Ratio of interest expense and dividends on
       securities sold short to average net assets . . .          .06%<F(3)>        .18%<F(3)>        .049%<F(3)>        .17%<F(3)>

     Ratio of net investment income to average net assets         .23%<F(3)>       1.71%<F(3)>        .38%<F(3)>         2.28%<F(3)>

     Portfolio Turnover Rate . . . . . . . . . . . . . .        54.70%             55.69%<F(3)>      54.70%             55.69%<F(3)>
     Average commission rate paid<F(4)>  . . . . . . . .           --               $.0531                 --            $.0531
     Net Assets, end of period (000s Omitted)  . . . . .      $     1            $3,531             $    1             $    1


____________________
[FN]

     (1) From August 22, 1995 (commencement of initial offering) to September 30, 1995.
     [FN]

     (2)    Exclusive of sales load.
     [FN]
     (3)    Not annualized.
     [FN]
     (4) For fiscal years beginning on or after October 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

                          See notes to financial statements.

     NOTES TO FINANCIAL STATEMENTS

     NOTE 1--Significant Accounting Policies:

          Dreyfus Capital Value Fund (A Premier Fund) (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment adviser. Comstock Partners, Inc. ("Comstock Partners") serves as the Fund's sub-investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A.

          On January 29, 1996 the Board of Directors of the Fund voted to approve, and to submit for shareholder approval, an Agreement and Plan of Reorganization (the "Reorganization") providing for the transfer of all or substantially all of the Fund's assets, subject to liabilities, attributable to the Fund's Class A, Class B, Class C and Class R shares in a tax-free exchange for corresponding Class A, Class B, Class C and Class R shares of common stock of Comstock Partners Capital Value Fund, a portfolio of Comstock Partners Funds, Inc., and the assumption by Comstock Partners Capital Value Fund of stated liabilities. A special meeting of the Fund's shareholders to consider the Reorganization currency is scheduled to be held on June 19, 1996. The Comstock Partners Capital Value Fund is a newly formed portfolio of Comstock Partners Funds, Inc. Comstock Partners, Inc., the Fund's sub-investment adviser, will serve as investment adviser to the Comstock Partners Capital Value Fund, and The Dreyfus Corporation, the Fund's Investment adviser, will serve as sub-investment adviser and administrator to the Comstock Partners Capital Value Fund. The Comstock Partners Capital Value Fund's investment objective and policies are substantially identical to those of the Fund and the Comstock Partners Capital Value Fund is intended to be operated in a manner that is substantially similar to the current operation of the Fund. In connection therewith, the Fund has changed its fiscal year end from September 30 to April 30.

          Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Fund offers Class A, Class B, Class C and Class R shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within six years of purchase, Class C shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the four Classes include the services offered to and the expenses borne by each Class and certain voting rights.

          (a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

          (b) Foreign currency transactions: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

          Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

          (c) Securities transactions and investment Income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

          (d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

          (e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

          The Fund has an unused capital loss carryover of approximately $138,700,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 1996. If not applied, $9,100,000 of the carryover expires in fiscal 1999, $29,800,000 expires in fiscal 2000, $17,800,000 expires in fiscal 2001, $56,700,000 expires in fiscal 20002, $9,200,000 expires in fiscal 2003, and $16,100,000 expires in fiscal 2004.

     NOTE 2--Bank Line of Credit:

          In accordance with an agreement with a bank, the Fund may borrow up to $10 million under a short-term unsecured line of credit. Interest on borrowings is charged at rates which are related to Federal Funds rates in effect from time to time. At April 30, 1996, there were no outstanding borrowings under the line of credit.

          The average daily amount of short-term debt outstanding during the period ended April 30, 1996 and September 30, 1995, was approximately $1,126,761 and $859,000, respectively, with a related weighted average annualized interest rate of 6.87% and 6.89%, respectively. The maximum amount borrowed at any time during the period ended April 30, 1996 and September 30, 1995 was $10 million.

     NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

          (a) Fees payable by the Fund pursuant to the provisions of an Investment Advisory Agreement with Dreyfus and a Sub-investment Advisory Agreement With Comstock Partners (together "Agreements") are payable monthly, computed on the average daily value of the Fund's net assets at the following annual rates:



                                  Average Net Assets                                      Dreyfus              Comstock Partners


     0 up to $25 million . . . . . . . . . . . . . . . . . . . . . . . . . . .         .60 of 1%                   .15 of 1%
     $25 up to $75 million . . . . . . . . . . . . . . . . . . . . . . . . . .         .50 of 1%                   .25 of 1%
     $75 up to $200 million  . . . . . . . . . . . . . . . . . . . . . . . . .         .45 of 1%                   .30 of 1%
     $200 up to $300 million . . . . . . . . . . . . . . . . . . . . . . . . .         .40 of 1%                   .35 of 1%
     In excess of $300 million . . . . . . . . . . . . . . . . . . . . . . . .        .375 of 1%                  .375 of 1%

          The Agreements further provide that the Fund may deduct from the fees to be paid to Dreyfus and Comstock Partners, or Dreyfus and Comstock Partners will bear such excess expense, to the extent required by state law, should the Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings (which, in the view of Stroock, Stroock & Lavan, counsel to the Fund, also contemplates dividends and interest accrued on securities sold short), and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund. The most stringent state expense limitation applicable to the Fund presently requires reimbursement in any full fiscal year that such expenses (exclusive of distribution expenses and certain expenses as described above) exceed 2 1/2% of the first $30 million, 2% of the next $70 million and 1 1/2% of the excess over $100 million of the average value of the Fund's net assets in accordance with California "blue sky" regulations. No expense reimbursement was required for the period ended April 30, 1996 and the year ended September 30, 1995.

          Dreyfus Service Corporation, a wholly owned subsidiary of Dreyfus, retained $24,723 and $13,897 during the period ending April 30, 1996 and September 30, 1995, respectively from commissions earned on sales of Fund shares.

          (b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributors for distributing the Fund's Class B and Class C shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C. During the period ended April 30, 1996 and September 30, 1995, respectively, $361,278 and $738,584 was charged to the Fund for the Class B shares and $5,810 and $1 was charged to the Fund for the Class C shares.

          (c) Under the Shareholder Services Plan, the Fund pays the Distributor, at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect to these services. The Distributor determines the amount to be paid to Service Agents. For the period ended April 30, 1996, $371,510, $120,426 and $1,937 were charged to Class A, Class B and Class C shares, respectively, by the Distributor pursuant to the Shareholder Services Plan. For the year ended September 30, 1995, $822,664 and $246,195 were charged to Class A & B shares, respectively, and no amounts were charged to the Class C Shares, by the Distributor pursuant to the Shareholder Service Plan.

          Effective December 1, 1995, the Fund compensates Dreyfus Transfer, Inc., a wholly owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $94,974 for the period from December 1, 1995 through April 30, 1996.

          (d) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation and each director emeritus receives 50% of such compensation.

     NOTE 4--Securities Transactions:

          (a) The aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, financial futures, options and transactions, and forward currency exchange contracts during the period ended April 30, 1996 is summarized as follows:

                                                                                         Purchases                   Sales
                                                                                       ----------------         --------------

     Long transactions . . . . . . . . . . . . . . . . . . . . . . . . . . . .            $ 64,643,105             $ 206,235,571
     Short sales transactions  . . . . . . . . . . . . . . . . . . . . . . . .              51,796,802                58,427,934
                                                                                          ------------             -------------
             Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            $116,439,907             $ 264,663,505
                                                                                          ============             =============



          The Fund is engaged in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain daily, a segregated account with the broker and/or custodian, of cash and/or U.S. Government securities sufficient to cover its short position. Securities sold short at April 30, 1996 and their related market values and proceeds are set forth in the Statement of Securities Sold Short.

          The following summarizes open forward currency contracts at April 30, 1996:

                                                                 Foreign
                                                                Currency                           U.S. Dollar       Unrealized
                Forward Currency Sale Contracts                  Amounts          Proceeds            Value          Appreciation
- ---------------------------------------------------------    --------------     ------------      -------------    ------------

     German Deutschemarks, expiring 7/17/96  . . . . . .    30,575,000        $20,341,024         $20,047,866         $293,158


          The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gains on such contracts that are recognized in the Statement of Assets and Liabilities.

          The Fund may invest in financial contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments (see the Statement of Financial Futures). Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Typically, variation margin payments are made or received to reflect daily realized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at April 30, 1996 and their related unrealized market appreciation are set forth in the Statement of Financial Futures.

          The Fund may purchase put and call options, including restricted options, which are not exchange traded, in order to gain exposure to or protect against changes in the market. The Fund's exposure to a credit risk associated with counter party nonperformance on these investments is typically limited to the market value of such investments that are disclosed in the Statement of Investments.

          The Fund may invest in fixed and floating rate loans arranged through private negotiations between an issuer of Sovereign Debt Obligations and one or more financial institutions. The Fund's investments in loans are expected in most instances to be in the form of participations in loans and assignments of all or a portion of loans from third parties. As a result, the Fund may be subject to credit risk from the issued Sovereign Debt Obligations and the third party. In addition, such loans may be less liquid and may be subject to greater price volatility.

          (b) At April 30, 1996, accumulated net unrealized appreciation on investments was $186,283 consisting of $18,850,120 gross unrealized appreciation and $18,663,837 gross unrealized depreciation.

          At April 30, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

     Report of Ernst & Young LLP, Independent Auditors

     Shareholders and Board of Directors
     Dreyfus Capital Value Fund (A Premier Fund)

          We have audited the accompanying statement of assets and liabilities of Dreyfus Capital Value Fund (A Premier Fund), including the statements of investments, financial futures and securities sold short, as of April 30 1996, and the related statements of operations for the seven months ended April 30, 1996 and for the year ended September 30, 1995, the statements of changes in net assets for the seven months ended April 30, 1996 and for each of the two years in the period ended September 30, 1995 and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that the audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Capital Value Fund (A Premier Fund) at April 30, 1996. the results of operations for the seven months ended April 30, 1996 and for the year ended September 30, 1995, the changes in its net assets for the seven months ended April 30, 1996 and for each of the two years in the period ended September 30, 1995, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

                                                         ERNST & YOUNG LLP
New York, New York
June 7, 1996

                          COMSTOCK PARTNERS FUNDS, INC.

                            PART C. OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

         (a)      Financial Statements:

                           Included in Part A of the Registration Statement:

                  Financial Highlights of the Comstock Partners Strategy Fund (the "Strategy Fund") for the period beginning May 26, 1988 (commencement of operations) and ending April 30, 1989, and for the years ended April 30, 1990, April 30, 1991, April 30, 1992, April 30, 1993, April 30, 1994, April 30, 1995 and April
                  30, 1996.

                  Financial Highlights of the Dreyfus Capital Value Fund, Inc. (the predecessor to the Comstock Partners Capital Value Fund) for the years ended September 30, 1987, September 30, 1988, September 30, 1989, September 30, 1990, September 30, 1991, September 30, 1992, September 30, 1993, September 30, 1994 and September 30, 1995 and the seven months ended April 30, 1996.

                  Included in Part B of the Registration Statement:

                  Schedule of Investments of the Strategy Fund as of April 30, 1996.

                  Statement of Assets and Liabilities of the Strategy Fund as of April 30, 1996.

                  Statement of Operations of the Strategy Fund for the year ended April 30, 1996.

                  Statements of Changes in Net Assets of the Strategy Fund for the two years ended April 30, 1995 and April 30, 1996.

                  Financial Highlights of the Strategy Fund for the years ended April 30, 1992, April 30, 1993, April 30, 1994, April 30, 1995 and April 30, 1996.

                  Notes to Financial Statements of the Strategy Fund

                  Independent Auditors' Report dated June 5, 1996

                  Schedules No. I through VII and other Financial Statements relating to the Comstock Partners Strategy Fund, for which provision is made in the applicable accounting regulations of the Securities and Exchange Commission, are either omitted because they are not required under the related instructions, they are inapplicable, or the required information is presented in the financial statements or notes which are included in Part B of the Registration Statement.

                  Statement of Investments of the Dreyfus Capital Value Fund--April 30, 1996.

                  Statement of Financial Futures of the Dreyfus Capital Value Fund--April 30, 1996.

                  Statement of Securities Sold Short of the Dreyfus Capital Value Fund--April 30, 1996.

                  Statement of Assets and Liabilities of the Dreyfus Capital Value Fund--April 30, 1997.

                  Statement of Operations of the Dreyfus Capital Value Fund--April 30, 1996.

                  Statement of Changes in Net Assets of the Dreyfus
                  Capital Value Fund--for each of the years ended September 30, 1994 and 1995 and for the seven months ended April 30, 1996.

                  Notes to Financial Statements of the Dreyfus Capital Value
                  Fund.

                  Report of Ernst & Young LLP, Independent Auditors, dated June 7, 1996.

                  All Schedules and other financial statement information relating to the Dreyfus Capital Value Fund, the predecessor to the Comstock Partners Capital Value Fund, for which provision is made in the applicable accounting regulations of the Securities and Exchange Commission, are either omitted because they are not required under the related instructions, they are inapplicable, or the required information is presented in the financial statements or notes thereto which are included in Part B of the Registration Statement.

         (b) Exhibits:

                  Exhibits
                  Number                    Description
                  ------                    -----------
                  1(a) -- Registrant's Articles of Amendment and Restatement.*

                  1(b) -- Form of Registrant's Articles Supplementary.*

                  1(c) -- Form of Registrant's Articles
                          Supplementary.*

                  1(d) -- Form of Registrant's Articles of Amendment.*

                  1(e) -- Form of Registrant's Articles Supplementary.*

                  2    -- Registrant's By-Laws.*

                  3    -- None.

                  4(a) -- Form of Stock Certificate for Comstock Partners Strategy Fund Class O shares of common stock.*

                  4(b) -- Form of Stock Certificate
                          for Comstock Partners Strategy Fund Class A shares of common stock.*

                  4(c) -- Form of Stock Certificate
                          for Comstock Partners Strategy Fund Class C shares of common stock.*

                  4(d) -- Form of Stock Certificate for Comstock Partners Capital Value Fund Class A, B,
                          C and R shares of common stock.*

                  5(a) -- Investment Advisory Agreement between Registrant, on behalf of the
                          Comstock Partners Strategy Fund, and Comstock Partners, Inc.

                  5(b) -- Sub-Investment Advisory Agreement between Comstock Partners, Inc., on behalf of the Comstock Partners Strategy Fund, and The Dreyfus Corporation.

                  5(c) -- Investment Advisory Agreement between Registrant, on behalf of the Comstock
                          Partners Capital Value Fund, and Comstock Partners, Inc.

                  5(d) -- Form of Sub-Investment Advisory Agreement between Registrant, on behalf of
                          Comstock Partners Capital Value Fund, and The Dreyfus Corporation.*

                  6    -- Form of Distribution Agreement between Registrant and Premier Mutual
                          Fund Services, Inc.*

                  7    -- None.

                  8(a) -- Form of Custody Agreement between Registrant and The Bank of New York.*

                  8(b) -- Form of Custody Agreement between Registrant and Brown Brothers Harriman & Co.*

                  9(a) -- Form of Amended Administration Agreement between Registrant and Princeton
                          Administrators, Inc.*

                  9(b) -- Amendment to Amended Administration Agreement between Registrant and Princeton
                          Administrators, L.P.*


                  10   -- Opinion and Consent of Venable, Baetjer and Howard, with respect to validity of shares of the Comstock Partners Funds, Inc.*


                  11   -- Independent Auditors' Consent.**

                  12   -- None.

                  13   -- None.

                  14   -- None.

                  15(a)-- Form of Amended and Restated Class A Service and Distribution Plan.*

                  15(b)-- Form of Class B Service and Distribution Plan.*

                  15(c)-- Form of Amended and Restated Class C Service and
                          Distribution Plan.*

                  16(a)-- Calculation of Total Return with respect to the Comstock
                          Partners Strategy Fund.*

                  16(b)-- Calculation of Total Return with respect to the Comstock Partners Capital
                          Value Fund.*

                  18   -- Form of Amended and Restated Multiclass Plan.*

                  27   -- Financial Data Schedules.

Other Exhibits   (a) Powers of Attorney for Messrs.  Minter, Smith, Kelley,
                     Karlen and Adelberg.*
----------------
  * Previously filed.
 ** To be filed by amendment.

Item 25.          Persons Controlled by or under Common Control with Registrant

                  Not applicable

Item 26.          Number of Holders of Securities

                                                                                                Number of Record
                                                                                                   Holders at
                  Title of Class                                                                  June 19, 1997
                  --------------                                                                ----------------
                  Class A shares of Comstock
                  Partners Strategy Fund,
                  par value $.001 per share..........................................                  898

                  Class O shares of Comstock
                  Partners Strategy Fund,
                  par value $.001 per share..........................................                6,229

                  Class C shares of Comstock
                  Partners Strategy Fund,
                  par value $.001 per share..........................................                   41

                  Class A shares of Comstock
                  Partners Capital Value Fund,
                  par value $.001 per share..........................................               10,724

                  Class B shares of Comstock
                  Partners Capital Value Fund,
                  par value $.001 per share..........................................                3,315

                  Class C shares of Comstock
                  Partners Capital Value Fund,
                  par value $.001 per share..........................................                  242

                  Class R shares of Comstock
                  Partners Capital Value Fund,
                  par value $.001 per share..........................................                    6

Item 27. Indemnification

                  Reference is made to Article VII of Registrant's Articles of Incorporation, Article VI of Registrant's By-laws, and subsections 1.10 and 1.11 of the Distribution Agreement between the Registrant and Premier Mutual Fund Services, Inc.

                  Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer of controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 28. Business and Other Connections of Investment Adviser

                  Reference is made to the Sections entitled "Management Arrangements" in the Prospectus and the Statement of Additional Information with respect to the Investment Adviser.

                  The following information is furnished with respect to the Sub-Investment Adviser:

The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser, manager and distributor for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker/dealer of shares of investment companies sponsored by Dreyfus and of other investment companies for which Dreyfus acts as investment adviser, sub-investment adviser or administrator. Dreyfus Management, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.

                 Officers and Directors of Sub-Investment Adviser

Name and Position
with Dreyfus                                Other Businesses
-----------------                           ----------------
MANDELL L. BERMAN                           Real estate consultant and private investor
Director                                      29100 Northwestern Highway, Suite 370
                                              Southfield, Michigan 48034;
                                            Past Chairman of the Board of Trustees of Skillman Foundation.
                                            Member of The Board of Vintners Intl.

BURTON C. BORGELT                           Chairman Emeritus of the Board and Past Chairman, Chief Executive
Director                                    Officer and Director:
                                              Dentsply International, Inc.
                                              570 West College Avenue
                                              York, Pennsylvania 17405;
                                              DeVlieg-Bullard, Inc.
                                              1 Gorham Island
                                              Westport, Connecticut 06880;
                                              Mellon Bank Corporation
                                              One Mellon Bank Center
                                              Pittsburgh, Pennsylvania 15258;
                                              Mellon Bank, N.A.
                                              One Mellon Bank Center,
                                              Pittsburgh, Pennsylvania 15258

FRANK V. CAHOUET                            Chairman of the Board, President and
Director                                    Chief Executive Officer:
                                              Mellon Bank Corporation
                                              One Mellon Bank Center
                                              Pittsburgh, Pennsylvania 15258;
                                              Mellon Bank, N.A.
                                              One Mellon Bank Center
                                              Pittsburgh, Pennsylvania 15258
                                            Director:
                                              Avery Dennison Corporation
                                              150 North Orange Grove Boulevard
                                              Pasadena, California 91103;
                                              Saint-Gobain Corporation
                                              750 East Swedesford Road
                                              Valley Forge, Pennsylvania 19482;
                                              Teledyne, Inc.
                                              1901 Avenue of the Stars
                                              Los Angeles, California 90067

W. KEITH SMITH                              Chairman and Chief Executive Officer:
Chairman of the Board                         The Boston Company
                                              One Boston Place
                                              Boston, Massachusetts 02108
                                            Vice Chairman of the Board:
                                              Mellon Bank Corporation
                                              One Mellon Bank Center
                                              Pittsburgh, Pennsylvania 15258;
                                              Mellon Bank, N.A.
                                              One Mellon Bank Center
                                              Pittsburgh, Pennsylvania 15258
                                            Director:
                                              Dentsply International, Inc.
                                              570 West College Avenue
                                              York, Pennsylvania 17405

CHRISTOPHER M. CONDRON                      Vice Chairman:
President, Chief Operating Officer and a      Mellon Bank Corporation
Director                                      One Mellon Bank Center,
                                              Pittsburgh, Pennsylvania 15258;
                                              The Boston Company
                                              One Boston Place
                                              Boston, Massachusetts 02108
                                            Deputy Director:
                                              Mellon Trust
                                              One Mellon Bank Center,
                                              Pittsburgh, Pennsylvania 15258
                                            Chief Executive Officer:
                                              The Boston Company Asset Management, Inc.
                                              One Boston Place
                                              Boston, Massachusetts 02108
                                            President:
                                              Boston Safe Deposit and Trust Company
                                              One Boston Place
                                              Boston, Massachusetts 02108

STEPHEN E. CANTER                           Director:
Vice Chairman and                             The Dreyfus Trust Company++
Chief Investment Officer, and a Director    Formerly, Chairman and Chief Executive Officer:
                                              Kleinwort Benson Investment Management Americas Inc.*

LAWRENCE S. KASH                            Chairman, President and Chief
Vice Chairman-Distribution and a Director   Executive Officer:
                                              The Boston Company Advisors, Inc.
                                              53 State Street
                                              Exchange Place
                                              Boston, Massachusetts 02109
                                            Executive Vice President and Director:
                                              Dreyfus Service Organization, Inc.
                                              131 Second Street
                                              Lewes, Delaware 19958
                                            Director:
                                              Dreyfus America Fund+++
                                              The Dreyfus Consumer Credit Corporation*;
                                              The Dreyfus Trust Company++
                                              Dreyfus Service Corporation*
                                              World Balanced Fund++++
                                            President:
                                              The Boston Company
                                              One Boston Place
                                              Boston, Massachusetts  02108;
                                              Laurel Capital Advisors
                                              One Mellon Bank Center
                                              Pittsburgh, Pennsylvania 15258;
                                              Boston Group Holdings, Inc.
                                            Executive Vice President
                                              Mellon Bank, N.A.
                                              One Mellon Bank Center
                                              Pittsburgh, Pennsylvania 15258;
                                              Boston Safe Deposit & Trust Company
                                              One Boston Place
                                              Boston, Massachusetts 02108

WILLIAM T. SANDALLS, JR.                    Director:
Senior Vice President and Chief Financial     Dreyfus Partnership Management, Inc.*;
Officer                                       Seven Six Seven Agency, Inc.*;
                                            President and Director:
                                              Lion Management, Inc.*;
                                            Executive Vice President and Director:
                                              Dreyfus Service Organization, Inc.*;
                                            Vice President, Chief Financial Officer and Director:
                                              Dreyfus America Fund+++;
                                              World Balanced Fund++++;
                                            Vice President and Director:
                                              The Dreyfus Consumer Credit Corporation*;
                                              The Truepenny Corporation*;
                                            Treasurer, Financial Officer and Director:
                                              The Dreyfus Trust Company++;
                                            Treasurer and Director:
                                              Dreyfus Management, Inc.*;
                                              Dreyfus Service Corporation*;
                                            Formerly, President and Director:
                                              Sandalls & Co., Inc.

MARK N. JACOBS                              Vice President, Secretary and Director:
Vice President-General Counsel and            Lion Management, Inc.*;
Secretary                                   Secretary:
                                              The Dreyfus Consumer Credit Corporation*;
                                              Dreyfus Management, Inc.*;
                                            Assistant Secretary:
                                              Dreyfus Service Organization, Inc.*;
                                              Major Trading Corporation*;
                                              The Truepenny Corporation*

PATRICE M. KOZLOWSKI                        None
Vice President-Corporate Communications

MARY BETH LEIBIG                            None
Vice President-Human Resources

JEFFREY N. NACHMAN                          President and Director:
Vice President-Mutual Fund Accounting         Dreyfus Transfer, Inc.
                                              One American Express Plaza
                                              Providence, Rhode Island 02903

ANDREW S. WASSER                            Vice President:
Vice President-Information Systems            Mellon Bank Corporation
                                              One Mellon Bank Center,
                                              Pittsburgh, Pennsylvania 15258

WILLIAM V. HEALEY                           President:
Assistant Secretary                           The Truepenny Corporation*
                                            Vice President and Director:
                                              The Dreyfus Consumer Credit Corporation*
                                            Secretary and Director:
                                              Dreyfus Partnership Management, Inc.*
                                            Director:
                                              The Dreyfus Trust Company++
                                            Assistant Secretary:
                                              Dreyfus Service Corporation*
                                              Dreyfus Investment Advisors, Inc.
                                            Assistant Clerk:
                                              Dreyfus Insurance Agency of Massachusetts, Inc.

*           The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
++          The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York
            11556-0144.
+++         The address of the business so indicated is 69, Route d'Esch, L-1470, Luxembourg.
++++        The address of the business so indicated is 69 Route d'Esch, L-2953 Luxembourg

Item 29.    Principal Underwriters

         I. Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

          1) Dreyfus A Bonds Plus, Inc.
          2) Dreyfus Appreciation Fund, Inc.
          3) Dreyfus Asset Allocation Fund, Inc.
          4) Dreyfus Balanced Fund, Inc.
          5) Dreyfus Basic GNMA Fund
          6) Dreyfus BASIC Money Market Fund, Inc.
          7) Dreyfus BASIC Municipal Fund, Inc.
          8) Dreyfus BASIC U.S. Government Money Market Fund
          9) Dreyfus California Intermediate Municipal Bond Fund
         10) Dreyfus California Tax Exempt Bond Fund, Inc.
         11) Dreyfus California Tax Exempt Money Market Fund
         12) Dreyfus Cash Management
         13) Dreyfus Cash Management Plus, Inc.
         14) Dreyfus Connecticut Intermediate Municipal Bond Fund
         15) Dreyfus Connecticut Municipal Money Market Fund, Inc.
         16) Dreyfus Florida Intermediate Municipal Bond Fund

         17) Dreyfus Florida Municipal Money Market Fund
         18) The Dreyfus Fund Incorporated
         19) Dreyfus Global Bond Fund, Inc.
         20) Dreyfus Global Growth Fund
         21) Dreyfus GNMA Fund, Inc.
         22) Dreyfus Government Cash Management
         23) Dreyfus Growth and Income Fund, Inc.
         24) Dreyfus Growth and Value Funds, Inc.
         25) Dreyfus Growth Opportunity Fund, Inc.
         26) Dreyfus Income Funds
         27) Dreyfus Institutional Money Market Fund
         28) Dreyfus Institutional Short Term Treasury Fund
         29) Dreyfus Insured Municipal Bond Fund, Inc.
         30) Dreyfus Intermediate Municipal Bond Fund, Inc.
         31) Dreyfus International Funds, Inc.
         32) Dreyfus Investment Grade Bond Funds, Inc.
         33) The Dreyfus/Laurel Funds, Inc.
         34) The Dreyfus/Laurel Funds Trust
         35) The Dreyfus/Laurel Tax-Free Municipal Funds
         36) Dreyfus LifeTime Portfolios, Inc.
         37) Dreyfus Liquid Assets, Inc.
         38) Dreyfus Massachusetts Intermediate Municipal Bond Fund
         39) Dreyfus Massachusetts Municipal Money Market Fund
         40) Dreyfus Massachusetts Tax Exempt Bond Fund
         41) Dreyfus MidCap Index Fund
         42) Money Market Instruments, Inc.
         43) Dreyfus Municipal Bond Fund, Inc.
         44) Dreyfus Municipal Cash Management Plus
         45) Dreyfus Municipal Money Market Fund, Inc.
         46) Dreyfus New Jersey Intermediate Municipal Bond Fund
         47) Dreyfus New Jersey Municipal Bond Fund, Inc.
         48) Dreyfus New Jersey Municipal Money Market Fund, Inc.
         49) Dreyfus New Leaders Fund, Inc.
         50) Dreyfus New York Insured Tax Exempt Bond Fund
         51) Dreyfus New York Municipal Cash Management
         52) Dreyfus New York Tax Exempt Bond Fund, Inc.
         53) Dreyfus New York Tax Exempt Intermediate Bond Fund
         54) Dreyfus New York Tax Exempt Money Market Fund
         55) Dreyfus 100% U.S. Treasury Intermediate Term Fund
         56) Dreyfus 100% U.S. Treasury Long Term Fund
         57) Dreyfus 100% U.S. Treasury Money Market Fund
         58) Dreyfus 100% U.S. Treasury Short Term Fund
         59) Dreyfus Pennsylvania Intermediate Municipal Bond Fund
         60) Dreyfus Pennsylvania Municipal Money Market Fund
         61) Dreyfus Premier California Municipal Bond Fund
         62) Dreyfus Premier Equity Funds, Inc.
         63) Dreyfus Premier Global Investing, Inc.
         64) Dreyfus Premier GNMA Fund
         65) Dreyfus Premier Worldwide Growth Fund, Inc.
         66) Dreyfus Premier Insured Municipal Bond Fund
         67) Dreyfus Premier Municipal Bond Fund
         68) Dreyfus Premier New York Municipal Bond Fund
         69) Dreyfus Premier State Municipal Bond Fund
         70) Dreyfus Premier Value Fund

         71) Dreyfus S&P 500 Index Fund
         72) Dreyfus Short-Intermediate Government Fund
         73) Dreyfus Short-Intermediate Municipal Bond Fund
         74) Dreyfus Short-Term Income Fund, Inc.
         75) The Dreyfus Socially Responsible Growth Fund, Inc.
         76) Dreyfus Stock Index Fund, Inc.
         77) Dreyfus Tax Exempt Cash Management
         78) The Dreyfus Third Century Fund, Inc.
         79) Dreyfus Treasury Cash Management
         80) Dreyfus Treasury Prime Cash Management
         81) Dreyfus Variable Investment Fund
         82) Dreyfus Worldwide Dollar Money Market Fund, Inc.
         83) General California Municipal Bond Fund, Inc.
         84) General California Municipal Money Market Fund
         85) General Government Securities Money Market Fund, Inc.
         86) General Money Market Fund, Inc.
         87) General Municipal Bond Fund, Inc.
         88) General Municipal Money Market Fund, Inc.
         89) General New York Municipal Bond Fund, Inc.
         90) General New York Municipal Money Market Fund

II.
                                           Positions and offices with Premier Mutual     Positions and offices
Name and principal business address        Fund Services, Inc.                           with Registrant
-----------------------------------        -----------------------------------------     ---------------------
Marie E. Connolly*                         Director, President, Chief Operating          None
                                           Officer and Compliance Officer

Joseph F. Tower, III*                      Senior Vice President, Treasurer and Chief    None
                                           Financial Officer

John E. Pelletier*                         Senior Vice President, General Counsel,       None
                                           Secretary and Clerk

Richard W. Ingram                          Senior Vice President                         None

Roy M. Moura*                              First Vice President                          None

Elizabeth A. Keeley**                      Vice President                                None

Dale F. Lampe*                             Vice President                                None

Mary A. Nelson*                            Vice President                                None

Paul Prescott*                             Vice President                                None

Jean M. O'Leary*                           Assistant Secretary and Assistant Clerk       None

John W. Gomez*                             Director                                      None

William J. Nutt*                           Director                                      None

*    Principal business address is One Exchange Place, Boston, Massachusetts 02109.

**   Principal business address is 200 Park Avenue, New York, New York 10166.

Item 30. Location of Accounts and Records

                  All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder will be maintained at the offices of:

         Comstock Partners Funds, Inc., 993 Lenox Drive, Suite 106, Lawrenceville, New Jersey 08648; Princeton Administrators, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey 08536; The Bank of New York, 101 Barclay Street, New York, New York 10286; Dreyfus Transfer, Inc., One American Express Plaza, Providence, Rhode Island 02903.

Item 31.  Management Services
              Not applicable.

Item 32.  Undertakings
                  (a)  Not applicable.

                  (b)  Not applicable.

                  (c) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                           (d) Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of one or more of Registrant's directors when requested in writing to do so by the holders of at least 10% of Registrant's outstanding shares of common stock and, in connection with such meeting, to assist in communications with other shareholders in this regard, as provided under
                           Section 16(c) of the Investment Company Act of 1940, as amended.

                                  SIGNATURES

                  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Lawrenceville and State of New Jersey on the 27 day of June, 1997.

                                               COMSTOCK PARTNERS FUNDS, INC.

                                               By __________________________
                                                  Robert C. Ringstad
                                                  Treasurer

                  Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature                                                                 Title                      Date
---------                                                                 -----                      ----
-------------------------------------------                Treasurer (principal financial and    June 27, 1997
Robert C. Ringstad                                         accounting officer)

*/s/ Charles L. Minter                                     Director                              June 27, 1997
-------------------------------------------
Charles L. Minter

*/s/ M. Bruce Adelberg                                     Director                              June 27, 1997
------------------------------------------
M. Bruce Adelberg

*/s/ Sven B. Karlen, Jr.                                   Director                              June 27, 1997
------------------------------------------
Sven B. Karlen, Jr.

*/s/ Robert M. Smith                                       Director                              June 27, 1997
-------------------------------------------
Robert M. Smith

*/s/ E.W. Kelley                                           Director                              June 27, 1997
-------------------------------------------
E. W. Kelley

*By ______________________________________                                                       June 27, 1997
    Robert C. Ringstad
     Attorney-in-Fact

                          Comstock Partners Funds, Inc.

                                INDEX TO EXHIBITS

Exhibit
Number             Description of Exhibit
-------            ----------------------
5(a)               Investment Advisory Agreement between Registrant, on behalf of Comstock Partners
                   Strategy Fund, and Comstock Partners, Inc.

5(b)               Sub-Investment Advisory Agreement between Comstock Partners, Inc. on behalf of the Comstock Partners Strategy Fund, Capital Value Fund, and The Dreyfus
                   Corporation

5(c)               Investment Advisory Agreement between Registrant, on behalf of the Comstock
                   Partners Capital Value Fund and Comstock Partners, Inc.

27(a)              Financial Data Schedules for Comstock Partners Strategy Fund
                   (incorporated by reference to Exhibit 27 to the Company's
                   Form N-SAR previously filed).

27(b)              Financial Data Schedules for Comstock Partners Capital Value
                   Fund (incorporated by reference to Exhibit 27 to the Company's Form N-SAR previously filed).

                                                                Exhibit (5)(a)

                          INVESTMENT ADVISORY AGREEMENT

                  Agreement, dated as of August 30, 1996, by and between COMSTOCK PARTNERS FUNDS, INC., a Maryland corporation (the "Company"), on behalf of COMSTOCK PARTNERS STRATEGY FUND (the "Fund"), and COMSTOCK PARTNERS, INC., a Delaware corporation (the "Adviser").

                  The Company, on behalf of the Fund, and the Adviser hereby agree as follows:

                  1. Investment Description. The Company is an open-end investment company which, as of the date hereof, consists of two series: the Fund and the Comstock Partners Capital Value Fund. The Company desires to employ the Fund's capital by investing and reinvesting in investments of the kind, and in accordance with the limitations, specified in the Company's Articles of Incorporation, as amended from time to time (the "Articles of Incorporation"), and in the Fund's Prospectus and Statement of Additional Information contained in the Company's Registration Statement on Form N-1A, as in effect from time to time (the "Registration Statement"), filed by the Company under the Investment Company Act of 1940, as amended (the "1940 Act"), and the Securities Act of 1933, as amended, and in such manner and to such extent as may from time to time be approved by the Company's Board of Directors. Copies of the Articles of Incorporation and the Registration Statement currently in effect have been submitted to the Adviser. Any amendments to these documents shall be furnished to the Adviser promptly.

                  2. Appointment. The Company, on behalf of the Fund, desires to employ and hereby appoints the Adviser to act as the Fund's investment adviser. The Adviser accepts the appointment and agrees to furnish the services set forth below for the compensation set forth below.

                  3. Duties of the Adviser. Subject to the supervision and direction of the Company's Board of Directors, the Adviser shall (a) act in strict conformity with the Articles of Incorporation, the 1940 Act and the Investment Advisers Act of 1940, as amended, (b) manage the Fund's assets in accordance with the Fund's investment objective and policies as stated in the Registration Statement and in accordance with the provisions of the Internal Revenue Code of 1986, as amended, relating to regulated investment companies,
(c) make all investment decisions for the Fund and (d) place purchase and sale orders on behalf of the Fund. In rendering such services, the Adviser will provide investment research and supervision of the Fund's investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. In addition, the Adviser will furnish the Fund with whatever statistical information the Fund may reasonably request with respect to the securities that the Fund may hold or contemplate purchasing.

                  4. Expenses Payable by the Fund. Except as otherwise provided in Paragraphs 3 and 5 hereof, the Company, on behalf of the Fund, will pay all expenses incurred in connection with its operation, including, among other things, expenses for legal, accounting and auditing services, taxes, costs of printing and distributing shareholder reports, proxy materials, prospectuses and stock certificates, charges of the custodian, the registrar, the transfer agent, the dividend disbursing agent and the dividend reinvestment plan agent, Securities and Exchange Commission fees, listing fees, fees and expenses of non-interested directors, salaries of shareholder relations personnel, insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses.

                  5. Expenses Payable by the Adviser. The Adviser shall, at its expense, (a) provide the Fund with office space, equipment and personnel reasonably necessary for the operation of the Fund, (b) employ or associate itself with such persons as it believes appropriate to assist it in performing its obligations under this Agreement and (c) provide the Company with persons satisfactory to the Company's Board of Directors to serve as directors, officers and employees of the Company or the Fund, including a Chairman, Vice Chairman, President, Secretary and Treasurer. The Adviser shall also pay all expenses which it may incur in performing its duties under Paragraph 3 hereof.

                  6. Compensation of the Adviser. As compensation for the services provided by the Adviser pursuant to this Agreement, the Company, on behalf of the Fund, shall pay to the Adviser on the first business day of each calendar month a fee for the previous month at an annual rate equal to .60% of the average daily net assets of the Fund. For the purpose of determining fees payable to the Adviser, the value of the Fund's net assets shall be computed at the times and in the manner specified in the Registration Statement. Upon termination of this Agreement before the end of a month, the fee for such part of that month shall be pro-rated according to the proportion that such period bears to the full monthly period and shall be payable within seven (7) days after the date of termination of this Agreement.

                  7. Expense Limitations. If the aggregate expenses incurred by, or allocated to, the Fund in any fiscal year shall exceed the expense limitations applicable to the Fund imposed by state securities laws or regulation thereunder, as such limitations may be raised or lowered from time to time, the Adviser and Princeton Administrators, Inc., the Fund's Administrator, shall reimburse the Fund for such excess in proportion to the respective fees payable by the Fund to the Adviser and the Administrator. The Adviser's and the Administrator's reimbursement obligation will be limited to the amount of fees they receive from the Fund during the period in which such expense limitations were exceeded, unless otherwise required by applicable laws or regulations. With respect to portions of a fiscal year in which this contract shall be in effect, the foregoing limitations shall be prorated according to the proportion which that portion of the fiscal year bears to the full fiscal year. Any payments required to be made by this Paragraph 7 shall be made once a year promptly after the end of the Fund's fiscal year.

                  8. Brokerage. In executing transactions for the Fund and selecting brokers or dealers, the Adviser will use its best efforts to seek the best combination of net price and execution for the Fund. In assessing the best combination of net price and execution for any transaction on behalf of the Fund, the Adviser will consider all factors it deems relevant including, but not limited to, the breadth of the market in the security, the size of the transaction, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission (for the specific transaction and on a continuing basis). In selecting brokers to execute a particular transaction and in evaluating the best combination of net price and execution available, the Adviser may consider "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), statistical quotations, specifically the quotations necessary to determine the Fund's net asset value, and other information provided to the Fund and/or to the Adviser (or their affiliates). The Adviser is authorized, to the fullest extent now or hereafter permitted by law, to cause the Fund to pay to a broker who provides such brokerage and research services a commission for executing a portfolio transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of that particular transaction or in terms of all other accounts over which the Adviser exercises investment discretion. It is understood that certain of the services provided by such broker may benefit one or more other accounts for which investment discretion is exercised by the Adviser.

                  9. Information Provided to the Company. The Adviser will keep the Company informed of developments materially affecting the Fund, and will, on its own initiative, furnish the Company from time to time with whatever information the Adviser believes is appropriate for this purpose.

                  10. Limitations on the Employment of the Adviser. The services of the Adviser to the Company on behalf of the Fund shall not be deemed exclusive, and the Adviser may engage in any other business or render similar or different services to others so long as its services to the Company on behalf of the Fund hereunder are not impaired thereby, and provided that the Adviser shall provide fair and equitable treatment to the Fund in the selection of portfolio investments and the allocation of investment opportunities as between the Fund and other investment management clients of the Adviser. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Adviser to engage in any other business or to devote his time and attention in part to any other business, whether of a similar or dissimilar nature.

                  11. Standard of Care; Protection of the Adviser. The Adviser shall exercise its best judgment in rendering the services described in paragraphs 3 and 7 above. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company (including the Fund) in connection with the matters to which this Agreement relates, provided that nothing in this paragraph shall be deemed to protect or purport to protect the Adviser against any liability to the Company (including the Fund) or to its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement.

                  12. Effectiveness, Duration and Termination of Agreement. This Agreement shall remain in effect until August 30, 1997 and thereafter shall continue automatically for successive annual periods ending on August 30 of each year, provided such continuance is specifically approved at least annually by
(a) the vote of the holders of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities or by the Board of Directors of the Company and (b) the vote of a majority of the Company's directors who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated at any time, without the payment of any penalty, on sixty (60) days written notice by the vote of the holders of a majority of the outstanding voting securities of the Fund, by the vote of the Company's Board of Directors or by the Adviser. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

                  13. Name. The Company (including the Fund) may, so long as this Agreement remains in effect, use "Comstock" as part of its name. The Adviser may, upon termination of this Agreement, require the Company (including the Fund) to refrain from using the name "Comstock" in any form or combination in its name or in its business, and the Company (including the Fund) shall, as soon as practicable following its receipt of any such request from the Adviser, so refrain from using such name.

                  14. Notices. Any notice under this Agreement shall be given in writing, delivered against receipt or mailed, first class certified or registered mail, return receipt requested, postage prepaid, addressed to the other party at its then principal office.

                  15. Governing Law. This Agreement shall be governed by the laws of the State of New York applicable to contracts made and wholly to be performed in such State.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed the day and year first above written.


                                     COMSTOCK PARTNERS FUNDS, INC.,
                                     on behalf of
                                     COMSTOCK PARTNERS STRATEGY FUND

                                     By: /s/ Charles L. Minter
                                         ----------------------------
                                         Name:  Charles L. Minter

                                         Title:

                                     COMSTOCK PARTNERS, INC.

                                     By: /s/ Robert C. Ringstad
                                         ----------------------------
                                         Name:  Robert C. Ringstad
                                         Title:

                                                                Exhibit 5(b)

            SUB-INVESTMENT ADVISORY AGREEMENT
                 COMSTOCK PARTNERS, INC.

                    10 Exchange Place
                        Suite 2010

            Jersey City, New Jersey 07302-3913

                                                            August 30, 1996

The Dreyfus Corporation
200 Park Avenue
New York, New York  10166

Dear Sirs:

                  Comstock Partners, Inc., a Delaware corporation ("Comstock"), serves as the investment adviser to Comstock Partners Strategy Fund (the "Fund"), a series of Comstock Partners Funds, Inc., an open-end registered investment company (the "Company"), pursuant to an investment advisory agreement dated as of August 30, 1996 (the "Comstock Advisory Agreement"). Comstock herewith confirms its Agreement with you ("Dreyfus") as follows:

                  The Company desires to employ the Fund's capital by investing and reinvesting the same in investments of the type, and in accordance with the limitations, specified in the Fund's Prospectus and Statement of Additional Information contained in the Company's Registration Statement on Form N-1A from time to time in effect, copies of which have been or will be submitted to Dreyfus, and in such manner and to such extent as may from time to time be approved by the Company's Board of Directors. Comstock intends to employ Dreyfus as sub-investment adviser with regard to providing investment advice to the Fund.

                  1.  SUB-INVESTMENT ADVISER SERVICES

                  Dreyfus will manage the short term cash and cash equivalent investments of the Fund and will provide investment research, statistical information and advice regarding the Fund's portfolio. Dreyfus will furnish to Comstock or the Fund such general advice regarding economic factors and trends, including statistical and other factual information, and such statistical information with respect to the investments which the Fund may hold or contemplate purchasing, as Comstock or the Fund may reasonably request. Comstock and the Fund wish to be informed of important developments materially affecting the Fund's portfolio and shall expect Dreyfus, on its own initiative, to furnish to Comstock and the Fund from time to time such information as Dreyfus may believe appropriate for this purpose. Dreyfus shall exercise its best judgment in rendering these services.

                  Comstock and the Company, on behalf of the Fund, understand that Dreyfus now acts and will continue to act as investment adviser or sub-investment adviser to various investment companies and fiduciary or other managed accounts, and Comstock and the Company have no objection to Dreyfus' so acting. In addition, it is understood that the persons employed by Dreyfus to assist in the performance of its duties hereunder will not devote their full time to such service and nothing herein contained shall be deemed to limit or restrict the right of Dreyfus or any affiliate of Dreyfus to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

                  2.  FEES AND EXPENSES

                  In consideration of the sub-investment advisory services rendered pursuant to this Agreement, Comstock will pay Dreyfus a monthly fee at an annual rate of .15% of the value of the Fund's average daily net assets.

                  Each such payment shall be made promptly after payment to Comstock of its monthly fee from the Company, on behalf of the Fund, and, if Comstock's then agreed-upon fee is not paid in full when due for any reason, then Comstock may withhold from the fees payable to Dreyfus for the same period, an amount equal to the same proportion of Dreyfus' fee that the amount withheld from Comstock bears to Comstock's fee, with restitution to Dreyfus if, as and when the amount withheld from Comstock's fee is paid to Comstock by the Company on behalf of the Fund.

                  In the event that the agreed amount or rate of the investment advisory fee that Comstock is entitled to receive from the Company on behalf of the Fund is reduced for any reason based upon the services agreed to be provided to the Fund pursuant to the Comstock Advisory Agreement or as a result of the expenses payable by the Company on behalf of the Fund exceeding any applicable limitations imposed by state law, then the monthly fee for Dreyfus' sub-investment advisory services described in paragraph 2 hereof, if and when payable, shall be reduced by one-third of the percentage that Comstock's investment advisory fee from the Company on behalf of the Fund is reduced.

                  The fee for the period from the date of this Agreement to the end of such month shall be pro-rated according to the proportion which such period bears to the full monthly period, and upon any termination of this Agreement other than at the end of any month, the fee for the month during which termination shall occur shall be pro-rated according to the proportion which the period thereof prior to termination bears to the full monthly period and shall be payable within seven (7) days after the date of termination of this Agreement.

                  For the purpose of determining fees payable to Dreyfus, the value of the Fund's net assets shall be computed in the same manner as computed for the purpose of determining Comstock's fee from the Company, on behalf of the Fund.

                  Dreyfus will from time to time employ or associate with itself such person or persons as Dreyfus may believe to be particularly fitted to assist it in the performance of this Agreement. Such person or persons may be officers and employees who are employed by both Dreyfus and the Company. The compensation of such person or persons shall be paid by Dreyfus and no obligation may be incurred on behalf of the Company in such respect.

                  Dreyfus will bear all expenses in connection with the performance of its services under this Agreement.

                  The Company, on behalf of the Fund, and Comstock shall bear such expenses as are described in the Comstock Advisory Agreement.

                  3.  LIMITATION OF LIABILITY

                  Dreyfus shall not be liable for any error of judgment or mistake of law or for any loss suffered by Comstock or the Company (including the Fund) in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, director, employee or agent of Dreyfus who may be or become an officer, director, employee or agent of the Company (including the Fund) shall be deemed, when rendering services to the Company (including the Fund) or acting on any business of the Company (including the Fund), to be rendering such services to or acting solely for the Company (including the Fund) and not as an officer, director, employee or agent or one under the control or direction of Dreyfus even though paid by it.

                  4.  TERM

                  This Agreement shall continue until August 30, 1997 and thereafter shall continue automatically for successive annual periods ending on August 30 of each year, provided such continuance is specifically approved at least annually by (i) the Company's Board of Directors or (ii) by a vote of a majority (as defined in the Investment Company Act of 1940) of the Fund's outstanding voting securities, provided that in either such event the continuance is also approved by a majority of the noninterested Directors of the Company (as defined in said Act) by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable without penalty, on not less than 60 days' notice, by either party hereto, by the Company's Board of Directors or by vote of holders of a majority of the Fund's shares and this Agreement will also terminate automatically in the event of its assignment (as defined in said Act).

                  5.  SUCCESSORS AND ASSIGNS

                  Successors and assigns of Dreyfus and Comstock will be bound by this Agreement. For this purpose, any investment adviser registered under the Investment Advisers Act of 1940 controlled by Charles Minter, as the term "control" is used in the Investment Company Act of 1940, will be deemed to be a successor to Comstock.

                  If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.


                                          COMSTOCK PARTNERS, INC.

                                          By: /s/ Charles L. Minter
                                              ----------------------------
                                              Charles L. Minter

Accepted:

THE DREYFUS CORPORATION

By: /s/
    ---------------------------

                                                                Exhibit 5(c)

                         INVESTMENT ADVISORY AGREEMENT

                  Agreement, dated as of August 30, 1996 by and between COMSTOCK PARTNERS FUNDS, INC., a Maryland corporation (the "Company"), on behalf of COMSTOCK PARTNERS CAPITAL VALUE FUND (the "Fund"), and COMSTOCK PARTNERS, INC., a Delaware corporation (the "Adviser").

                  The Fund and the Adviser hereby agree as follows:

                  1. Investment Description. The Company is an open-end investment company which, as of the date hereof, consists of two series: the Comstock Partners Strategy Fund and the Fund. The Company desires to employ the Fund's capital by investing and reinvesting in investments of the kind, and in accordance with the limitations, specified in the Company's Articles of Incorporation, as amended from time to time (the "Articles of Incorporation"), and in the Fund's Prospectus and Statement of Additional Information contained in the Company's Registration Statement on Form N-1A, as in effect from time to time (the "Registration Statement"), filed by the Company under the Investment Company Act of 1940, as amended (the "1940 Act"), and the Securities Act of 1933, as amended, and in such manner and to such extent as may from time to time be approved by the Company's Board of Directors. Copies of the Articles of Incorporation and the Registration Statement currently in effect have been submitted to the Adviser. Any amendments to these documents shall be furnished to the Adviser promptly.

                  2. Appointment. The Company, on behalf of the Fund, desires to employ and hereby appoints the Adviser to act as the Fund's investment adviser. The Adviser accepts the appointment and agrees to furnish the services set forth below for the compensation set forth below.

                  3. Duties of the Adviser. Subject to the supervision and direction of the Company's Board of Directors, the Adviser shall (a) act in strict conformity with the Articles of Incorporation, the 1940 Act and the Investment Advisers Act of 1940, as amended, (b) manage the Fund's assets in accordance with the Fund's investment objective and policies as stated in the Registration Statement and in accordance with the provisions of the Internal Revenue Code of 1986, as amended, relating to regulated investment companies,
(c) make all investment decisions for the Fund and (d) place purchase and sale orders on behalf of the Fund. In rendering such services, the Adviser will provide investment research and supervision of the Fund's investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. In addition, the Adviser will furnish the Fund with whatever statistical information the Fund may reasonably request with respect to the securities that the Fund may hold or contemplate purchasing.

                  4. Expenses Payable by the Fund. Except as otherwise provided in Paragraphs 3 and 5 hereof, the Company, on behalf of the Fund, will pay all expenses incurred in connection with its operation, including, among other things, organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, Securities and Exchange Commission fees and Blue Sky qualification fees, fees and expenses of non-interested directors, officers' and employees' fees (other than officers or employees of The Dreyfus Corporation, Comstock Partners or any affiliate thereof), investment and sub-investment advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Company's or the Fund's existence, payments to service organizations, costs of independent pricing services, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholder reports and meetings and any extraordinary expenses.

                  5. Expenses Payable by the Adviser. The Adviser shall, at its expense, (a) provide the Fund with office space, equipment and personnel reasonably necessary for the operation of the Fund, (b) employ or associate itself with such persons as it believes appropriate to assist it in performing its obligations under this Agreement and (c) provide the Company with persons satisfactory to the Company's Board of Directors to serve as directors, officers and employees of the Company or the Fund, including a Chairman, Vice Chairman, President, Secretary and Treasurer. The Adviser shall also pay all expenses which it may incur in performing its duties under Paragraph 3 hereof.

                  6. Compensation of the Adviser. As compensation for the services provided by the Adviser pursuant to this Agreement, the Company, on behalf of the Fund, shall pay to the Adviser on the first business day of each calendar month a fee for the previous month at the following annual rate: .40 of 1% of the first $300 million of the Fund's average daily net assets, .45 of 1% of the Fund's average daily net assets between $300 million and $750 million,
 .50 of 1% of the Fund's average daily net assets between $750 million and $1 billion and .55 of 1% of the Fund's average daily net assets in excess of $1 billion. For the purpose of determining fees payable to the Adviser, the value of the Fund's net assets shall be computed at the times and in the manner specified in the Registration Statement. Upon termination of this Agreement before the end of a month, the fee for such part of that month shall be pro-rated according to the proportion that such period bears to the full monthly period and shall be payable within seven (7) days after the date of termination of this Agreement.

                  7. Expense Limitations. If the aggregate expenses incurred by, or allocated to, the Fund in any fiscal year shall exceed the expense limitations applicable to the Fund imposed by state securities laws or regulations thereunder, as such limitations may be raised or lowered from time to time, the Company, on behalf of the Fund, may deduct from the fees payable to the Adviser, or the Adviser shall bear, such excess expense; provided, that, the Adviser's obligation hereunder will be limited to the amount of fees it receives from the Company, on behalf of the Fund, during the period in which such expense limitations were exceeded, unless otherwise required by applicable laws or regulations. With respect to portions of a fiscal year in which this contract shall be in effect, the foregoing limitations shall be prorated according to the proportion which that portion of the fiscal year bears to the full fiscal year.

                  8. Brokerage. In executing transactions for the Fund and selecting brokers or dealers, the Adviser will use its best efforts to seek the best combination of net price and execution for the Fund. In assessing the best combination of net price and execution for any transaction on behalf of the Fund, the Adviser will consider all factors it deems relevant including, but not limited to, the breadth of the market in the security, the size of the transaction, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission (for the specific transaction and on a continuing basis). In selecting brokers to execute a particular transaction and in evaluating the best combination of net price and execution available, the Adviser may consider "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), statistical quotations, specifically the quotations necessary to determine the Fund's net asset value, and other information provided to the Fund and/or to the Adviser (or their affiliates). The Adviser is authorized, to the fullest extent now or hereafter permitted by law, to cause the Fund to pay to a broker who provides such brokerage and research services a commission for executing a portfolio transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of that particular transaction or in terms of all other accounts over which the Adviser exercises investment discretion. It is understood that certain of the services provided by such broker may benefit one or more other accounts for which investment discretion is exercised by the Adviser.

                  9. Information Provided to the Company. The Adviser will keep the Company informed of developments materially affecting the Company, and will, on its own initiative, furnish the Fund from time to time with whatever information the Adviser believes is appropriate for this purpose.

                  10. Limitations on the Employment of the Adviser. The services of the Adviser to the Company, on behalf of the Fund, shall not be deemed exclusive, and the Adviser may engage in any other business or render similar or different services to others so long as its services to the Company, on behalf of the Fund, hereunder are not impaired thereby, and provided that the Adviser shall provide fair and equitable treatment to the Fund in the selection of portfolio investments and the allocation of investment opportunities as between the Fund and other investment management clients of the Adviser. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Adviser to engage in any other business or to devote his time and attention in part to any other business, whether of a similar or dissimilar nature.

                  11. Standard of Care; Protection of the Adviser. The Adviser shall exercise its best judgment in rendering the services described in paragraphs 3, 8 and 9 above. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing in this paragraph shall be deemed to protect or purport to protect the Adviser against any liability to the Company (including the Fund) or to its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement.

                  12. Effectiveness, Duration and Termination of Agreement. This Agreement shall remain in effect until August 30, 1997 and thereafter shall continue automatically for successive annual periods ending on August 30 of each year, provided such continuance is specifically approved at least annually by
(a) the vote of the holders of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities or by the Board of Directors of the Company and (b) the vote of a majority of the Company's directors who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated at any time, without the payment of any penalty, on sixty (60) days written notice by the vote of the holders of a majority of the outstanding voting securities of the Fund, by the vote of the Company's Board of Directors or by the Adviser. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

                  13. Name. The Company (including the Fund) may, so long as this Agreement remains in effect, use "Comstock" as part of its name. The Adviser may, upon termination of this Agreement, require the Company (including the Fund) to refrain from using the name "Comstock" in any form or combination in its name or in its business, and the Company (including the Fund) shall, as soon as practicable following its receipt of any such request from the Adviser, so refrain from using such name.

                  14. Notices. Any notice under this Agreement shall be given in writing, delivered against receipt or mailed, first class certified or registered mail, return receipt requested, postage prepaid, addressed to the other party at its then principal office.

                  15. Governing Law. This Agreement shall be governed by the laws of the State of New York applicable to contracts made and wholly to be performed in such State.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed the day and year first above written.


                                           COMSTOCK PARTNERS FUNDS, INC.,
                                           on behalf of Comstock Capital
                                           Value Fund

                                           By: /s/ Charles L. Minter
                                               ---------------------------
                                               Name:  Charles L. Minter
                                               Title:

                                           COMSTOCK PARTNERS, INC.

                                           By: /s/ Robert C. Ringstad
                                               ---------------------------
                                               Name:  Robert C. Ringstad
                                               Title: